As filed with the Securities and Exchange Commission on April 1, 2002
                                   Registration File Nos. 33-79124 and 811-8520


                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-3


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                      Pre-Effective Amendment No. [__]                      [_]
                      Post-Effective Amendment No. [8]                      [X]


                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                             Amendment No. [11]                             [X]


                        (Check appropriate box or boxes.)

                           TIAA Separate Account VA-1
                           --------------------------
                           (Exact Name of Registrant)

             Teacher's Insurance and Annuity Association of America
             ------------------------------------------------------
                           (Name of Insurance Company)

                                730 Third Avenue
                            New York, New York 10017
                            ------------------------
          (Address of Insurance Company's Principal Executive Offices)

   Insurance Company's Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:         Copy to:
Lisa Snow, Esquire                             Steven B. Boehm, Esquire
Teachers Insurance and Annuity                 Sutherland Asbill & Brennan LLP
  Association of America                       1275 Pennsylvania Avenue, N.W.
730 Third Ave                                  Washington, D. C.  20004-2415
New York, New York 10017-3206

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

     [_]  immediately upon filing pursuant to paragraph (b)


     [X]  on April 1, 2002 pursuant to paragraph (b)


     [_]  60 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1)

     [_]  75 days after filing pursuant to paragraph (a)(2)

     [_] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title & Securities Being Registered: Interests in a separate account funding variable annuity contracts.

                                     CROSS REFERENCE SHEET


    Show Location of Information Required by Form N-3 in Part A (Prospectus) and Part B
             (Statement of Additional Information) of Registration Statement.

                                      PART A (PROSPECTUS)

ITEM OF FORM N-3                                                    PART A (PROSPECTUS) CAPTION
----------------                                                    ---------------------------
1.       Cover Page...............................................  Cover Page
2.       Definitions..............................................  Definitions
3.       Synopsis.................................................  Summary
4.       Condensed Financial Information..........................  Condensed Financial Information;
                                                                    Performance Information

5.       General Description of Registrant and
         Insurance Company........................................  Teachers Insurance and Annuity
                                                                    Association of America: The Separate
                                                                    Account; Investment Practices
6.       Management...............................................  Management and Investment
                                                                    Advisory Arrangements
7.       Deductions and Expenses..................................  The Contract (Charges)
8.       General Description of Variable Annuity
         Contracts................................................  Adding, Closing, or Substituting
                                                                    Portfolios; The Contract; Voting
                                                                    Rights; General Matters
9.       Annuity Period...........................................  The Contract (The Annuity Period;
                                                                    Income Options)
10.      Death Benefit............................................  The Contract (Death Benefits)
11.      Purchase and Contract Value..............................
12.      Redemptions..............................................
13.      Taxes....................................................  The Contract (Tax Issues); Federal
                                                                    Income Taxes
14.      Legal Proceedings........................................  Legal Proceedings
15.      Table of Contents for the Statement of
         Additional Information...................................  Table of Contents for the Statement of
                                                                    Additional Information

                             PART B (STATEMENT OF ADDITIONAL INFORMATION)


                                                                    PART B (STATEMENT OF ADDITIONAL
ITEM OF FORM N-3                                                    INFORMATION) CAPTION
----------------                                                    -------------------------------
16.      Cover Page...............................................  Cover Page
17.      Table of Contents........................................  Table of Contents
18.      General Information and History..........................  (Prospectus) Teacher Insurance and
                                                                    Annuity Association
19.      Investment Objectives and Policies.......................  Investment Restrictions; Investment
                                                                    Policies and Risk Consideration;
                                                                    Portfolio Turnover
20.      Management...............................................  Management
21.      Investment Advisory and Other Services...................  Investment Advisory and Related
                                                                    Services
22.      Brokerage Allocation.....................................  Brokerage Allocation
23.      Purchase and Pricing of Securities Being
         Offered..................................................  Valuation of Assets; (Prospectus) The
                                                                    Contract (Transfers Between the
                                                                    Separate Account and the Fixed
                                                                    Account; General Considerations for
                                                                    all Transfer and Cash Withdrawals)
24.      Underwriters.............................................  (Prospectus) Distribution of the
                                                                    Contracts
25.      Calculation of Performance Data..........................  Performance Information;
                                                                    (Prospectus) Performance Information
26.      Annuity Payments.........................................  (Prospectus) The Contract (The
                                                                    Annuity Period; Income Options)
27.      Financial Statements.....................................  Financial Statements; (Prospectus)
                                                                    Condensed Financial Information

April 1, 2002


PROSPECTUS

TEACHERS INSURANCE AND
ANNUITY ASSOCIATION

TEACHERS PERSONAL ANNUITY


                                                                            2002


INDIVIDUAL DEFERRED VARIABLE ANNUITIES

Funded Through
TIAA SEPARATE ACCOUNT VA-1

PROSPECTUS
DATED APRIL 1, 2002
INDIVIDUAL DEFERRED VARIABLE ANNUITIES


FUNDED THROUGH

TIAA SEPARATE ACCOUNT VA-1 OF
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

This prospectus tells you about an individual deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (TIAA). Read it carefully before investing, and keep it for future reference.

TIAA Separate Account VA-1 (the separate account) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest, and then disburse funds for lifetime income or through other payment options.

TIAA offers this variable annuity as part of the contract, which also has a fixed account. Whether the variable annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease, depending on how well the underlying investments in the separate account do over time. TIAA doesn't guarantee the investment performance of the separate account, and you bear the entire investment risk.


More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated April 1, 2002. You can get it by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 1 800 842-2733, extension 5509. The SAI, as supplemented from time to time, is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


The date of this prospectus is April 1, 2002.

Table of Contents

DEFINITIONS                                           4

SUMMARY                                               5

CONDENSED FINANCIAL INFORMATION                       8

TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA                             10

THE SEPARATE ACCOUNT                                 10

ADDING, CLOSING, OR SUBSTITUTING
  PORTFOLIOS                                         11

INVESTMENT PRACTICES                                 11

PERFORMANCE INFORMATION                              15

VALUATION OF ASSETS                                  15

MANAGEMENT AND INVESTMENT
  ADVISORY ARRANGEMENTS                              16

THE CONTRACT                                         16

       Eligible Purchasers of the
         Contract                                    16

       Remitting Premiums                            17

       Accumulation Units                            18

       The Fixed Account                             19

       Transfers Between the Separate
         Account and the Fixed
         Account                                     20

       Cash Withdrawals                              20


       General Considerations for All
         Transfers and Cash
         Withdrawals                                 20

       Tax Issues                                    21

       Charges                                       21

       Other Charges                                 22

       Brokerage Fees and Related
         Transaction Expenses                        22

       The Annuity Period                            22

       Annuity Starting Date                         23

       Income Options                                23

       Death Benefits                                25

       Methods of Payment                            26

TIMING OF PAYMENTS                                   27

FEDERAL INCOME TAXES                                 28

VOTING RIGHTS                                        32

GENERAL MATTERS                                      32

DISTRIBUTION OF THE CONTRACTS                        34

LEGAL PROCEEDINGS                                    34

TABLE OF CONTENTS FOR STATEMENT
  OF ADDITIONAL INFORMATION                          35

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you shouldn't rely on them.

DEFINITIONS

DEFINITIONS

Throughout the prospectus, "TIAA," "we," and "our" refer to Teachers Insurance and Annuity Association of America. "You" and "your" mean any contractowner or at any prospective contractowner.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

ACCUMULATION

The total value of your accumulation units.

ACCUMULATION PERIOD

The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

ACCUMULATION UNIT

A share of participation in the separate account.

ANNUITANT

The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

ANNUITY PARTNER

The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

BENEFICIARY

Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don't have to name the same beneficiary for each of these two situations.

BUSINESS DAY

Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

CALENDAR DAY

Any day of the year. Calendar days end at the same time as business days.

CONTRACT

The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

CONTRACTOWNER

The person (or persons) who controls all the rights and benefits under a contract.

CREF

The College Retirement Equities Fund, TIAA's companion organization.

ELIGIBLE INSTITUTION

A nonprofit institution, including any governmental institution, organized in the United States.

FIXED ACCOUNT

The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

GENERAL ACCOUNT

All of TIAA's assets other than those allocated to TIAA Separate Account VA-1 or to any other TIAA separate account.

INCOME OPTION

Any of the ways you can receive annuity income, which must be from the fixed account.

INTERNAL REVENUE CODE (IRC)

The Internal Revenue Code of 1986, as amended.

PREMIUM

Any amount you invest in the contract.

SEPARATE ACCOUNT

TIAA Separate Account VA-1, which was established by TIAA under New York State law to fund your variable annuity. The account holds its assets apart from TIAA's other assets.

SURVIVOR INCOME OPTION

An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA

Teachers Insurance and Annuity Association of America.

VALUATION DAY

Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

SUMMARY

Read this summary together with the detailed information you'll find in the rest of the prospectus.


This prospectus describes the variable component of the contract, which also provides fixed annuity benefits (see "The Fixed Account," page 19). The contract is an individual deferred annuity that is available to any employee, trustee, or retired employee of an eligible institution, or his or her spouse (or surviving spouse) as well as certain other eligible persons (see "Eligible Purchasers of the Contract," page 16).


THE SEPARATE ACCOUNT

TIAA Separate Account VA-1 is an open-end management investment company. Currently the separate account has only one investment portfolio, the Stock Index Account. Like any other portfolio that we might add in the future, the Stock Index Account is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in any portfolio can fluctuate, and you bear the entire risk.

EXPENSES

Here's a summary of the direct and indirect expenses under the contract.

CONTRACTOWNER TRANSACTION EXPENSES
Deductions from premiums (as a percentage of premiums) ..................   None

CHARGES FOR TRANSFERS AND CASH WITHDRAWALS
  (AS A PERCENTAGE OF TRANSACTION AMOUNT)
Transfers to the fixed account ..........................................   None
Cash withdrawals ........................................................   None

ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Charge (after fee waiver) (1) .......................   .07%
Mortality and Expense Risk Charge (current) (2) .........................   .10%
Administrative Expense Charge ...........................................   .20%
                                                                            ---
TOTAL ANNUAL EXPENSES (3) ...............................................   .37%

(1) Although Teachers Advisors, Inc. (Advisors), the separate account's investment adviser, is entitled to an annual fee of 0.30 percent of the separate account's average daily net assets, it has voluntarily agreed to waive a portion of its fee.

(2) TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00 percent per year.

(3) If we imposed the full amount of the administrative expense, investment advisory and mortality and expense risk charges, total annual expenses would be 1.50%. TIAA guarantees that total annual expenses will never exceed this level.


You will receive at least three months' notice before we raise any of these charges. Premium taxes apply to certain contracts (see "Other Charges," page
22).


The table at the bottom of this page gives an example of the expenses you'd incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5 percent annual return on assets.



      ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------------
If you withdraw your entire accumulation at the end of
  the applicable time period:                                       $4           $12          $21           $47
----------------------------------------------------------------------------------------------------------------
If you annuitize at the end of the applicable time period:          $4           $12          $21           $47
----------------------------------------------------------------------------------------------------------------
If you do not withdraw your entire accumulation:                    $4           $12          $21           $47
----------------------------------------------------------------------------------------------------------------

This table is designed to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. REMEMBER THAT THIS TABLE DOESN'T REPRESENT ACTUAL PAST OR FUTURE EXPENSES OR INVESTMENT PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. For more information, see "Charges," page 21.


"FREE LOOK" RIGHT


Until the end of the period of time specified in the contract (the "free look" period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, we'll refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to us. In states that don't allow us to refund accumulation value only, we'll refund the premiums you paid to the contract. If you live in a state that requires refund of premiums and we issued you a contract on or after November 1, 1994, your premiums and transfers allocated to the separate account during the "free look" period can't exceed $10,000. We will consider the contract returned on the date it's postmarked and properly addressed with postage pre-paid or, if it's not postmarked, on the day we receive it. We will send you the refund within seven (7) days after we get written notice of cancellation and the returned contract. We will cancel the contract as of the date of issue.


RESTRICTIONS ON TRANSFERS AND CASH WITHDRAWALS

Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months' notice, we may limit the number of transfers from the separate account to one in any 90-day period. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance.


YOU MAY HAVE TO PAY A TAX PENALTY IF YOU WANT TO MAKE A CASH WITHDRAWAL BEFORE AGE 59 1/2. For more, see "Income Options," page 24, and "Federal Income Taxes," page 28.

CONDENSED FINANCIAL INFORMATION


Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2001. The table shows per accumulation unit data for each variable investment account of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

                                               Year Ended December 31,
 ------------------------------------------------------------------------
                                            2001         2000      1999
-------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
  Investment income                         $ 0.916    $ 0.966   $ 0.961
  Expense charges                             0.253      0.301     0.270
-------------------------------------------------------------------------
Investment income--net                        0.663      0.665     0.691
Net realized and unrealized gain (loss)
  on investments                             (9.499)    (7.024)   13.051
-------------------------------------------------------------------------
Net increase (decrease) in Accumulation
  Unit Value                                 (8.836)    (6.359)   13.742
ACCUMULATION UNIT VALUE:
  Beginning of period                        75.392     81.751    68.009
-------------------------------------------------------------------------
  End of period                             $66.556    $75.392   $81.751
=========================================================================
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)                                0.37%      0.37%     0.37%
  Investment income--net                      0.97%      0.82%     0.95%
Portfolio turnover rate                       9.86%     20.68%    37.93%
Thousands of Accumulation Units
  outstanding at end of period               12,517     13,147    12,630



(1)  The percentages shown for this period are not annualized.



(2) Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver, the Stock Index Account's expense ratio for the periods listed would have been higher.


                                                                                NOVEMBER 1, 1994
                                                                                (DATE OF INITIAL
                                                   Year Ended December 31       REGISTRATION) TO
------------------------------------------------------------------------------     DECEMBER 31,
                                              1998     1997       1996    1995      1994(1)
-------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
  Investment income                         $ 0.908    $0.847    $0.807   $0.745   $ 0.138
  Expense charges                             0.223     0.182     0.150    0.170     0.023
------------------------------------------- -----------------------------------------------------
Investment income--net                        0.685     0.665     0.657    0.575     0.115
Net realized and unrealized gain (loss)
  on investments                             12.407    12.429     6.755    8.565    (0.676)
------------------------------------------- -----------------------------------------------------
Net increase (decrease) in Accumulation
  Unit Value                                 13.092    13.094     7.412    9.140    (0.561)
ACCUMULATION UNIT VALUE:
  Beginning of period                        54.917    41.823    34.411   25.271    25.832
------------------------------------------- -----------------------------------------------------
  End of period                             $68.009   $54.917    41.823  $34.411   $25.271
=========================================== =====================================================
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)                                0.37%     0.37%     0.40%    0.55%     0.09%
  Investment income--net                      1.14%     1.36%     1.74%    1.87%     0.45%
Portfolio turnover rate                      45.93%     2.39%     4.55%    0.98%     0.04%
Thousands of Accumulation Units
  outstanding at end of period               11,145     9,901     6,768    2,605     1,171

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA's stock. TIAA's headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA's general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life, long-term disability, and long-term care insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody's Investor's Service and AAA from Standard and Poor's.


TIAA is the companion organization of the College Retirement Equities Fund
(CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.4 million people at over 10,000 institutions. As of December 31, 2001, TIAA's assets were approximately $127.0 billion; the combined assets for TIAA and CREF totaled approximately $266.7 billion (although CREF doesn't stand behind TIAA's guarantees).


THE SEPARATE ACCOUNT

Separate Account VA-1 was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA's Board of Trustees. The separate account is governed by a management committee. As an "open-end" diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), though registration doesn't entail SEC supervision of its management and investment practices. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA's other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.


The contract accepts only after-tax dollars. In contrast, most of TIAA-CREF's other fixed and variable annuity products are part of employer retirement plans and accept premiums consisting primarily of before-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account aren't taxed until withdrawn or paid as annuity income (see "Federal Income Taxes," page 28).


ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS


The separate account currently consists of a single investment portfolio, but we can add new investment portfolios in the future. We don't guarantee that the separate account, or any investment portfolio added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close portfolios, substitute one portfolio for another with the same or different fees and charges, or combine portfolios, subject to the requirements of applicable law. We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer the contract to another insurance company.


INVESTMENT PRACTICES

The separate account is subject to several types of risks. One is market risk-price volatility due to changing conditions in the financial markets. Another is financial risk. For stocks or other equity securities, financial risk comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the securities' value.

The separate account currently consists solely of the Stock Index Account. Changing the investment objective of the separate account won't require a vote by contractowners. The separate account can also change some of its investment policies (that is, the methods used to pursue the objective) without such approval. Of course, there's no guarantee that the separate account will meet its investment objective.



The separate account's Stock Index Account has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name. The Stock Index Account will provide its shareholders with at least 60 days prior notice before making changes to this policy.

The separate account's general perspective is long-term, and we avoid both extreme conservatism and high risk in investing. Advisors manages the separate account's assets (see "Management and Investment Advisory Arrangements," page
16). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. Ordinarily, investment decisions for the separate account will be made independently, but managers for the separate account may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the separate account buys or sells, as well as the price paid or received for it.


INVESTMENT OBJECTIVE

The investment objective of the separate account is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

INVESTMENT MIX

The separate account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000(R), a broad market index (see "The Russell 3000 Index" below).

Although the separate account invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Russell 3000.

Using the Russell 3000 Index isn't fundamental to the separate account's investment objective and policies. We can change the index used in the separate account at any time and will notify you if we do so.

THE RUSSELL 3000 INDEX


The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, based on the value of their outstanding stock. According to the Frank Russell Company, Russell 3000 companies account for about 98 percent of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $4.11 million to $398.10 billion, with an average of $4.36 billion as of December 31, 2001.


The Frank Russell Company includes stocks in the Index solely on their market capitalization and weights them by relative market value. The Frank Russell Company can change stocks and their weightings in the Index. We'll adjust the separate account's portfolio to reflect the changes as appropriate. We can also adjust the separate account's portfolio because of mergers and similar events.

The separate account isn't promoted, endorsed, sponsored or sold by and isn't affiliated with the Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that the Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about the separate account and makes no representations or warranties about its content. The Russell 3000 is a trademark and service mark of the Frank Russell Company.

OTHER INVESTMENTS

The separate account can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The separate account can also make swap arrangements where the return is linked to a recognized stock market index. The separate account would make such investments in order to seek to match the total return of the Russell 3000. However, they might not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks.

For more information, see the SAI. Such investing by the separate account is subject to any necessary regulatory approvals.

The separate account can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. In addition, the separate account can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the separate account can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies.

OTHER INVESTMENT ISSUES AND RISKS

OPTIONS, FUTURES, AND OTHER INVESTMENTS

The separate account can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless. For more information, see the SAI.

The separate account can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

ILLIQUID SECURITIES

The separate account can invest up to 10 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

REPURCHASE AGREEMENTS

The separate account can use repurchase agreements to manage cash balances. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

FIRM COMMITMENT AGREEMENTS

The separate account can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent. For more information, see the SAI.

INVESTMENT COMPANIES

The separate account can invest up to 10 percent of its assets in other investment companies.

SECURITIES LENDING

Subject to certain restrictions, the separate account can seek additional income by lending securities to brokers, dealers, and other financial institutions. Brokers and dealers must be registered with the SEC and be members of the National Association of Securities Dealers, Inc. (NASD); any recipient must be unaffiliated with TIAA. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. For more information, see the SAI.

BORROWING

The separate account can borrow money from banks (no more than 33 1/3 percent of the market value of its assets at the time of borrowing). It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing). For more information, see the SAI.

PERFORMANCE INFORMATION

From time to time, we advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).

"Average annual total return" means the annually compounded rate that would result in the same cumulative total return over the stated period.


All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account (see "Contacting TIAA," page 33).


VALUATION OF ASSETS

We calculate the value of the assets as of the close of every valuation day. Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use "fair value," as determined in good faith under the direction of the management committee. We may also use "fair value" in certain other circumstances. For more information, see the SAI.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

The principal responsibility for directing the separate account's investments and administration rests with its management committee. Advisors manages the assets in the separate account. A wholly-owned indirect subsidiary of TIAA, Advisors is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. It also provides for all portfolio accounting, custodial, and related services for the separate account. Advisors and its personnel act consistently with the investment objectives, policies, and restrictions of the separate account.

TIAA restricts the ability of those personnel of Advisors who have direct responsibility and authority for making investment decisions for the separate account to trade in securities for their own accounts. The restrictions also apply to members of their households. Transactions in securities by those individuals must be reported and approved and they must also send duplicate confirmation statements and other account reports to a special compliance unit.

THE CONTRACT

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all of the fifty states, the District of Columbia, and the United States Virgin Islands. We are not currently offering the contracts in states in which the TIAA-CREF Life Insurance Company offers the Personal Annuity Select individual deferred variable annuity contract, however, although we are accepting additional premiums for existing contracts in these states.

ELIGIBLE PURCHASERS OF THE CONTRACT

An employee, trustee or a retiree of an eligible institution can purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a "retiree." A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract or certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person can also purchase a contract.

REMITTING PREMIUMS

INITIAL PREMIUMS We'll issue you a contract as soon as we receive your completed application and your initial premium of at least $250 at our home office, even if you don't initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

       TIAA-CREF
       P.O. Box 530189
       Atlanta, GA 30353-0189

(The $250 minimum doesn't apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. We also reserve the right to temporarily waive the $250 minimum initial premium amount.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll contact you to explain the delay. We'll return the initial premium at that time unless you consent to our keeping it and crediting it as soon as we receive the missing information from you.

ADDITIONAL PREMIUMS Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

       TIAA-CREF
       P.O. Box 530195
       Atlanta, GA 30353-0195

If you don't have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months' notice. If TIAA stops accepting premiums under this contract, we will accept premiums under a new contract issued to you with the same annuitant, annuity starting date, beneficiary, and methods of benefit payment as those under this contract at the time of replacement.

ELECTRONIC PAYMENT You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here's what you need to do:

(1)  If you are sending in an initial premium, send us your application;

(2)  Instruct your bank to wire money to:

     Citibank, N.A.
     ABA Number 021000089
     New York, NY
     Account of: TIAA
     Account Number: 4068-4865

(3)  Specify on the wire:

     o Your name, address and Social Security Number(s) or Taxpayer Identification Number

     o Indicate if this is for a new application or existing contract (provide contract number if existing)


CERTAIN RESTRICTIONS Except as described below, the contract doesn't restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the "free look" period can't exceed $10,000 if you live in a state which requires us to refund all payments upon the cancellation of your contract during the free look period.

Total premiums and transfers to the fixed account in any 12-month period could be limited to $300,000, so you should contact us if you want more than $300,000 to be credited to the fixed account during any such period (see "Contacting TIAA," page 33).

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


ACCUMULATION UNITS

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your units will decrease. We calculate how many accumulation units to credit by dividing the amount allocated to the separate account by its unit value for the business day when we received your premium. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, we will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when we receive all required information and documentation (see "The Annuity Period," page 22). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when we receive proof of death (see "Death Benefits," page 25).

The value of the accumulation units will depend mainly on investment experience, though the unit value reflects expense deductions from assets (see "Charges," page 21). The unit value is calculated at the close of each valuation day. We multiply the previous day's unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as: A equals the value of the separate account's net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/ losses, dividends, and investment income and decreased by expense and risk charges. B is the value of the separate account's net assets at the end of the prior day (including the net effect of transactions made during the prior day).


THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has told us that they haven't reviewed the information in this prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

When you invest in the separate account, you bear the investment risk. However, TIAA bears the full investment risk for all accumulations in the fixed account. Currently TIAA guarantees that amounts in the fixed account will earn interest of at least 3 percent per year. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate than 3 percent per year. TIAA has sole investment discretion for the fixed account, subject to applicable law.

This prospectus provides information mainly about the contract's variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT

Subject to the conditions above, you can transfer some (at least $250 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, we don't charge you for transfers from the separate account to the fixed account. We don't currently limit the number of transfers from the separate account, but we reserve the right to do so in the future to one every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there's no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we'll cancel your contract and all of our obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.

To request a transfer, write to TIAA's home office, call our Automated Telephone Service at 1 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center's account access feature over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

TAX ISSUES


Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the rates for ordinary income--i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see "Federal Income Taxes," page 28.


CHARGES

SEPARATE ACCOUNT CHARGES

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. We expect that expense deductions will be relatively low.

Advisors, a wholly-owned indirect subsidiary of TIAA, provides the investment management services. TIAA itself provides the administrative services for the separate account and the contracts.

INVESTMENT ADVISORY CHARGE This charge is for investment advice, portfolio accounting, custodial, and similar services provided for by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at 0.30 percent annually. Currently, Advisors has agreed to waive a portion of that fee, so that the daily deduction is equivalent to 0.07 percent of net assets annually.

ADMINISTRATIVE EXPENSE CHARGE This charge is for administration and operations, such as allocating premiums and administering accumulations. The current daily deduction is equivalent to 0.20 percent of net assets annually.

MORTALITY AND EXPENSE RISK CHARGE TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.10 percent of net assets annually. Accumulations and annuity payments aren't affected by changes in actual mortality experience or by TIAA's actual expenses.

TIAA's mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it's payable.

TIAA's expense risk is the possibility that TIAA's actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge isn't enough to cover TIAA's actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal underwriter of the variable component of the contract for distribution of the variable component of the contract.

OTHER CHARGES

NO DEDUCTIONS FROM PREMIUMS The contract provides for no front-end charges.

PREMIUM TAXES Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation when it's applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, we'll deduct premium taxes at those times. Current state premium taxes, where charged, range from 1.00 percent to 3.50 percent of annuity payments.

BROKERAGE FEES AND RELATED TRANSACTION EXPENSES

Brokers' commissions, transfer taxes, and other portfolio fees are charged to the separate account (see the SAI).

THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual, and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. We transfer your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and (under a survivor income option) the annuity partner, and the annuity purchase rates at that time. (These will not be lower than the rates provided in your contract.) Payments won't change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA's home office, but we'll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it's your responsibility to let us know. We can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

ANNUITY STARTING DATE


Generally you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you don't, we'll tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant's ninetieth birthday). You can change the annuity starting date at any time before annuity payments begin (see "Choices and Changes," page 32). In any case, the annuity starting date must be at least fourteen months after the date your contract is issued.

For payments to begin on the annuity starting date, we must have received all information and documentation necessary for the income option you've picked. (For more information, contact TIAA--see page 33.) If we haven't received all the necessary information, we'll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you haven't picked an income option or if we have not otherwise received all the necessary information, we will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

INCOME OPTIONS

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options to choose among.

The current options are:

SINGLE LIFE ANNUITY Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant's death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

SINGLE LIFE ANNUITY WITH A 10-, 15-, OR 20-YEAR GUARANTEED PERIOD Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

PAYMENTS FOR A FIXED PERIOD Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you've chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

SURVIVOR INCOME OPTIONS Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level at least until the second person dies. Once annuity payments begin under a survivor annuity, you can't change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

     FULL BENEFIT, WITH OR WITHOUT GUARANTEED PERIOD If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments continue for the rest of the period.

     TWO-THIRDS BENEFIT, WITH OR WITHOUT GUARANTEED PERIOD If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

     HALF-BENEFIT AFTER THE DEATH OF THE ANNUITANT, WITH OR WITHOUT GUARANTEED PERIOD If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

We may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS


Death benefits become payable when we receive proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see "Choices and Changes," page 32). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Your accumulation will continue participating in the investment experience of the separate account up to and including the day when we receive proof of death. Ordinarily, we will transfer your separate account accumulation to the fixed account as of the day we receive proof of death. However, if the contractowner's spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If the spouse does not make a choice within 60 days after we receive proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day we receive proof of death or, if that isn't a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), we'll deposit the difference in the fixed account as of the day we receive proof of death.


You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the SINGLE-SUM PAYMENT AND INTEREST PAYMENTS methods, the amount of each periodic payment is fixed (see "The Fixed Account," page 19). While you and the annuitant are both alive, you can change the method of payment you've chosen. You can also stipulate that your beneficiary not change the method you've specified in advance. (To choose, change, or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify us in writing.) Once death benefits start, the method of payment can't be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA--see page 33.) Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we'll have the option of paying the entire death benefit to the death benefit payee within five years of death, using the PAYMENTS FOR A FIXED PERIOD method. If the contractowner isn't a natural person (e.g., it's an estate or a corporation), we'll apply these distribution requirements if the annuitant dies.


METHODS OF PAYMENT


TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see "Taxation of Annuities," page 29.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually, or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:


SINGLE-SUM PAYMENT The entire death benefit is paid at once (within seven days after we receive all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians, or any beneficiary not a natural person.

SINGLE LIFE ANNUITY Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.


SINGLE LIFE ANNUITY WITH A 10-, 15-, OR 20-YEAR GUARANTEED PERIOD Payable monthly for the death benefit payee's lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see "Choices and Changes," page 32). Federal tax law says the guaranteed period selected can't exceed the death benefit payee's life expectancy.


PAYMENTS FOR A FIXED PERIOD Payable over two to thirty years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected can't exceed the death benefit payee's life expectancy.

INTEREST PAYMENTS We'll pay interest on the amount of the death benefit each month for two to thirty years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.


The SINGLE LIFE ANNUITY AND THE SINGLE LIFE ANNUITY WITH A 10-, 15-, OR 20-YEAR GUARANTEED PERIOD methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, we reserve the right to require a change in choice that will result in payments of $100 or more.


TIMING OF PAYMENTS

Usually we'll make the following kinds of payments from the separate account within seven calendar days after we've received the information we need to process a request:

1.   Cash withdrawals;

2.   Transfers to the fixed account; and

3.   Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday;

(2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law as the IRS now interprets it. We can't guarantee that the law or the IRS's interpretation won't change.

We haven't considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary can affect your final outcome.

TAX STATUS OF THE CONTRACT

DIVERSIFICATION REQUIREMENTS Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The Treasury Department says that the regulations on investment diversification don't provide guidance about when and how investor control of a segregated asset account's investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes. The Treasury Department has also stated that the IRS would issue regulations or rulings clarifying the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

REQUIRED DISTRIBUTIONS To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner's death, the IRS will consider these requirements satisfied for any part of the owner's interest payable to or for the benefit of a "designated beneficiary" and distributed over the beneficiary's life or over a period that cannot exceed the beneficiary's life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner's spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

IN GENERAL IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (I.E., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the "investment in the contract" during the taxable year. There are some exceptions to this, and agents of prospective owners that are not natural persons may wish to discuss them with a competent tax advisor.

The following discussion applies generally to contracts owned by a natural person:

WITHDRAWALS If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner's behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

ANNUITY PAYMENTS Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

TAXATION OF DEATH BENEFIT PROCEEDS Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

PENALTY TAX ON SOME WITHDRAWALS You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)  on or after you reach 59 1/2;

(2) after you die (or after the annuitant dies, if the owner isn't an individual);

(3)  after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

POSSIBLE TAX CHANGES Legislation is proposed from time to time that would change the taxation of annuity contracts.

It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT


Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax adviser.


WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS


In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate's non-qualified deferred annuity contracts issued after October 21, 1988 to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where Treasury concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a tax adviser before buying more than one annuity contract for the purpose of gaining a tax advantage.


POSSIBLE CHARGE FOR TIAA'S TAXES


Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes--see page 22), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.


TAX ADVICE

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

VOTING RIGHTS

The separate account doesn't plan to hold annual meetings of contractowners. When contractowner meetings are held, contractowners generally can vote (1) to elect the management committee; (2) to ratify the selection of an independent auditor for the separate account; and (3) on any other matter that requires a vote by contractowners.

On the record date, you'll have one vote per dollar of your accumulation.

When we use the phrase "majority of outstanding voting securities" in this prospectus and the SAI, we mean the lesser of (a) 67 percent of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. If a majority of outstanding voting securities isn't required to decide a question, we'll generally require a quorum of 10 percent of the securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, we reserve the right to act as permitted.

GENERAL MATTERS

CHOICES AND CHANGES


As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary, or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal, or other cash distribution only before they're scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received. As already mentioned, we'll delay the effective date of some transactions until we receive additional documentation (see "Remitting Premiums," page 17).


TELEPHONE AND INTERNET TRANSACTIONS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center's account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account, and/or allocate future premiums to the separate account or the fixed account.

You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 1 800 842-2252 on a touch-tone phone. To use the web Center's account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.


We can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures.


CONTACTING TIAA

We won't consider any notice, form, request, or payment to have been received by TIAA until it reaches our home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017- 3206, or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 1 800 223-1200.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 1 800 842-2733, extension 5509, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the separate account prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 1 800 842-2733, extension 5509, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

DISTRIBUTION OF THE CONTRACTS

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, Inc. (Services), which are both registered with the SEC as broker-dealers, are members of the NASD and are direct or indirect subsidiaries of TIAA. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action that we consider material to its obligations to the separate account.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


                                                                   PAGE IN THE
                                                                   STATEMENT OF
                                                                    ADDITIONAL
ITEM                                                               INFORMATION
----                                                               ------------
Investment Restrictions ...........................................      B-3
Investment Policies and Risk Considerations .......................      B-3
Options and Futures ...............................................      B-3
Firm Commitment Agreements and Purchase of "When-Issued" Securities      B-6
Lending of Securities .............................................      B-6
Repurchase Agreements .............................................      B-6
Swap Transactions .................................................      B-7
Segregated Accounts ...............................................      B-7
Other Investment Techniques and Opportunities .....................      B-7
Portfolio Turnover ................................................      B-7
Valuation of Assets ...............................................      B-8
Equity Securities .................................................      B-8
Money Market Instruments ..........................................      B-8
Options ...........................................................      B-8
Investments for Which Market Quotations Are Not Readily Available..      B-8
Management ........................................................      B-8
Separate Account Management Committee and Officers ................      B-8
Compensation of Managers ..........................................      B-13
Investment Advisory and Related Services ..........................      B-14
Investment Advisory Services ......................................      B-14
Administrative Services ...........................................      B-15
Advisors and TIAA .................................................      B-15
Custody of Portfolio ..............................................      B-15
Auditors ..........................................................      B-15
Brokerage Allocation ..............................................      B-15
Performance Information ...........................................      B-16
Total Return Information for the Separate Account .................      B-16
Performance Comparisons ...........................................      B-17
Illustrating Compounding, Tax Deferral, and Expense Deductions ....      B-17
Periodic Reports ..................................................      B-17
General Matters ...................................................      B-18
Assignment of Contracts ...........................................      B-18
Payment to an Estate, Guardian, Trustee, etc. .....................      B-18
Benefits Based on Incorrect Information ...........................      B-18
Proof of Survival .................................................      B-18
State Regulation ..................................................      B-18
Legal Matters .....................................................      B-18
Experts ...........................................................      B-18
Additional Considerations .........................................      B-18
Additional Information ............................................      B-19
Financial Statements ..............................................      B-19

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[RECYCLE LOGO]  Printed on recycled paper

                TVA1PRO-4/02

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                        =================================


                                 April 1, 2002



                     Individual Deferred Variable Annuities
                                 Funded through

                           TIAA SEPARATE ACCOUNT VA-1

                                       of

                         Teachers Insurance and Annuity
                             Association of America

                        =================================


This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated April 1, 2002 (the "Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; telephone 1 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

TABLE OF CONTENTS


                                                                                          Location of
                                                                       Page in the         Additional
                                                                       Statement of      Information in
                                                                        Additional       Prospectus, if
Item                                                                    Information       Applicable
-------------------------------------------------------------------------------------------------------

Investment Restrictions .............................................       B-3                14
Investment Policies and Risk Considerations .........................       B-3             11-15
    Options and Futures .............................................       B-3             14-15

Firm Commitment Agreements and Purchase of "When-Issued Securities" .       B-6                14
    Lending of Securities ...........................................       B-6                15
    Repurchase Agreements ...........................................       B-6                14
    Swap Transactions ...............................................       B-7                14
    Segregated Accounts .............................................       B-7
    Other Investment Techniques and Opportunities ...................       B-7

Portfolio Turnover ..................................................       B-7

Valuation of Assets .................................................       B-8                14
    Equity Securities ...............................................       B-8
    Money Market Instruments ........................................       B-8
    Options .........................................................       B-8
    Investments for Which Market Quotations are Not Readily Available       B-8

Management ..........................................................       B-8                16

    Separate Account Management Committee and Officers ..............       B-8                16
    Compensation of Managers ........................................       B-13

Investment Advisory and Related Services ............................       B-14
    Investment Advisory Services ....................................       B-14
    Administrative Services .........................................       B-15
    Advisors and TIAA ...............................................       B-15
    Custody of Portfolio ............................................       B-15
    Auditors ........................................................       B-15

Brokerage Allocation ................................................       B-15               15

Performance Information .............................................       B-16
    Total Return Information for the Separate Account ...............       B-16
    Performance Comparisons .........................................       B-17
    Illustrating Compounding, Tax Deferral, and Expense Deductions ..       B-17

Periodic Reports ....................................................       B-17

General Matters .....................................................       B-18
    Assignment of Contracts .........................................       B-18
    Payment to an Estate, Guardian, Trustee, etc. ...................       B-18
    Benefits Based on Incorrect Information .........................       B-18
    Proof of Survival ...............................................       B-18

State Regulation ....................................................       B-18            10-11

Legal Matters .......................................................       B-18               34

Experts .............................................................       B-18

Additional Considerations ...........................................       B-18

Additional Information ..............................................       B-19

Financial Statements ................................................       B-19              8-9



INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies with respect to the separate account and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the separate account:

1. The separate account will not issue senior securities except as SEC regulations permit;

2. The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 331/3% of the market value of the separate account's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3. The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4. The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5. The separate account will not make an investment in an industry if after giving effect to that investment the separate account's holding in that industry would exceed 25% of the separate account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6.   The separate account will not purchase real estate or mortgages directly;

7. The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8. The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9. The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

OPTIONS AND FUTURES

The separate account may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes.

OPTIONS. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, the separate account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits the separate account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the separate account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the separate account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the separate account, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account's portfolio of securities. To the extent that the separate account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the separate account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

FUTURES. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract-assuming a "long" position-the separate account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market

(systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the separate account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the separate account can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position which will operate to terminate the separate account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.

There are several risks in connection with the use by the separate account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. The separate account will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account's portfolio securities or instruments sought to be hedged.


Successful use of futures contracts by the separate account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account's portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the separate account's portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.


In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the separate account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the separate account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase the separate account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES


The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. When the separate account enters into firm commitment agreements, liability for the purchase price --and the rights and risks of ownership of the securities--accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see "Segregated Accounts," page B-7). The separate account will not purchase securities on a "when issued" basis if, as a result, more than 15% of its net assets would be so invested.


LENDING OF SECURITIES


Subject to investment restriction 8(a) on page B-3 (relating to loans of portfolio securities), the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short- term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.


REPURCHASE AGREEMENTS

Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account's seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The separate account may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account's exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account's custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account's obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see "Segregated Accounts," below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return the separate account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. The separate account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitment agreements, and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account's portfolio.

PORTFOLIO TURNOVER

The transactions engaged in by the separate account are reflected in the separate account's portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account's contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. The portfolio turnover rate in 2001 and 2000 for the separate account were 9.86% and 20.68%, respectively. The decrease in portfolio turnover rates for the separate account were due in part to the fact that enhanced indexing techniques were generally not used in 2001.


VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

EQUITY SECURITIES

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities that are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

Equity securities traded in the United States may be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below) if events materially affecting the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time the separate account's net asset value is calculated.

MONEY MARKET INSTRUMENTS

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type). Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below).

MANAGEMENT

SEPARATE ACCOUNT MANAGEMENT COMMITTEE AND OFFICERS


The following table includes certain information about the separate account's Management Committee members ("Managers") and officers including positions held with the separate account, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Manager and certain directorships held by each of them. The first table includes information about the separate account's disinterested Managers and the second table includes information about the separate account's interested Managers and officers.


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                       DISINTERESTED MANAGERS

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                Position(s)                                                  Portfolios in
                              Held with TIAA   Term of Office and         Principal           Fund Complex         Other
                                 Separate         Length of Time     Occupation(s) During       Overseen      Directorships Held
   Name, Address and Age       Account VA-1          Served               Past 5 Years         by Manager        by Manager
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Robert H. Atwell             Manager          Indefinite term.     President Emeritus,             32        Director, Education
447 Bird Key Drive                            Manager since 2001.  American Council on                       Management Corp. and
Sarasota, FL 34236                                                 Education, and Senior                     Collegis, Inc.
Age: 70                                                            Consultant to A.T.
                                                                   Kearney, Inc.
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Elizabeth E. Bailey          Manager          Indefinite term.     John C. Hower Professor         32        Director, CSX
The Wharton School                            Manager since 2001.  of Public Policy and                      Corporation and
University of Pennsylvania                                         Management, The Wharton                   Philip Morris
Suite 3100                                                         School, University of                     Companies Inc.
Steinberg-Dietrich Hall                                            Pennsylvania
Philadelphia, PA
19104-6372
Age: 63
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Joyce A. Fecske              Manager          Indefinite term.     Vice President Emerita,         32        None
11603 Briarwood Lane                          Manager since 2001.  DePaul University.
Burr Ridge,                                                        Formerly, Vice
Illinois 60525-5173                                                President for Human
Age: 54                                                            Resources, DePaul
                                                                   University
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Edes P. Gilbert              Manager          Indefinite term.     Acting President,               32        None
Independent Educational                       Manager since 2001.  Independent Educational
Services                                                           Services. Formerly,
49 East 78th Street, Suite                                         Consultant, Independent
4A                                                                 Educational Services,
New York, NY 10021                                                 and Head, The Spence
Age: 69                                                            School
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Martin J. Gruber             Manager          Indefinite term.     Nomura Professor of             32        Director, Deutsche
New York University                           Manager since 2001.  Finance, New York                         Asset Management
Stern School of Business                                           University, Stern                         B.T. Funds, Japan
Henry Kaufman Management                                           School of Business.                       Equity Fund, Inc.,
Education Center                                                   Formerly, Chairman,                       Singapore Equity
44 West 4th Street, Suite                                          Department of Finance,                    Fund, Inc. and the
988                                                                New York University,                      Thai Equity Fund,
New York, NY 10012                                                 Stern School of                           Inc.
Age: 64                                                            Business, and Trustee
                                                                   of TIAA
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Nancy L. Jacob               Manager          Indefinite term.     President and Managing          32        None
Windermere Investment                         Manager since 2001.  Principal, Windermere
Associates                                                         Investment Associates.
121 S.W. Morrison Street,                                          Formerly, Chairman and
Suite 925                                                          Chief Executive
Portland, OR 97204                                                 Officer, CTC
Age: 58                                                            Consulting, Inc., and
                                                                   Executive Vice
                                                                   President, U.S. Trust
                                                                   of the Pacific Northwest
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Marjorie Fine Knowles        Manager          Indefinite term.     Professor of Law,               32        None
College of Law                                Manager since 2001.  Georgia State
Georgia State University                                           University College of
P.O. Box 4037                                                      Law
Atlanta, GA 30302-4037
Age: 62
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Stephen A. Ross              Manager          Indefinite term.     Franco Modigliani               32        Director, Freddie
Sloan School of Management                    Manager since 2001.  Professor of Finance                      Mac and Co-Chairman,
Massachusetts Institute of                                         and Economics, Sloan                      Roll & Ross Asset
Technology                                                         School of Management,                     Management Corp.
77 Massachusetts Avenue                                            Massachusetts Institute
Cambridge, MA 02139                                                of Technology.
Age: 57                                                            Co-chairman, Roll &
                                                                   Ross Asset Management
                                                                   Corp. Formerly,
                                                                   Sterling Professor of
                                                                   Economics and Finance,
                                                                   Yale School of
                                                                   Management, Yale
                                                                   University
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
Nestor V. Santiago           Manager          Indefinite term.     Vice President and              32        Director, Bank-Fund
Howard Hughes Medical                         Manager since 2001.  Chief Investment                          Credit Union and
Institute                                                          Officer, Howard Hughes                    Emerging Markets
4000 Jones Bridge Road                                             Medical Institute.                        Growth Fund, Inc.
Chevy Chase, MD 20815                                              Formerly, Investment
Age: 52                                                            Advisor/Head of
                                                                   Investment Office,
                                                                   International Monetary
                                                                   Fund
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------



EUGENE C. SIT                Manager          Indefinite term.     Chairman, Chief                 32        Chairman and
Sit Investment                                Manager since 2001.  Executive Officer, and                    Director of
Associates, Inc.                                                   Chief Investment                          registered
4600 Norwest Center                                                Officer, Sit Investment                   investment companies
90 South Seventh Street                                            Associates, Inc. and                      managed by Sit
Minneapolis, MN 55402-4130                                         Sit/Kim International                     Investment
Age: 63                                                            Investment Associates,                    Associates, Inc.
                                                                   Inc.
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
MACEO K. SLOAN               Manager          Indefinite term.     Chairman and Chief              32        Director, SCANA
NCM Capital Management                        Manager since 2001.  Executive Officer,                        Corporation and
Group, Inc.                                                        Sloan Financial Group,                    Mechanics and
103 West Main Street,                                              Inc. and NCM Capital                      Farmers Bancorp, Inc.
Suite 400                                                          Management Group, Inc.
Durham, NC 27701-3638
Age: 52
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
DAVID K. STORRS              Manager          Indefinite term.     President and Chief             32        Director of thirteen
Alternative Investment                        Manager since 2001.  Executive Officer,                        money market funds
Group, LLC                                                         Alternative Investment                    sponsored by
65 South Gate Lane                                                 Group, LLC                                Alliance Capital
Southport, CT 06490                                                                                          Management
Age: 57

---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
ROBERT W. VISHNY             Manager          Indefinite term.     Eric J. Gleacher                32        None
University of Chicago                         Manager since 2001.  Distinguished Service
Graduate School of                                                 Professor of Finance,
Business                                                           University of Chicago,
1101 East 58th Street                                              Graduate School of
Chicago, IL 60637                                                  Business. Founding
Age: 42                                                            Partner, LSV Asset
                                                                   Management

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-----------------------------------------------------------------------------------------------------------------------------------

                                                  INTERESTED MANAGERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                Position(s)                                                  Portfolios in
                              Held with TIAA   Term of Office and         Principal           Fund Complex         Other
                                Separate         Length of Time      Occupation(s) During       Overseen      Directorships Held
   Name, Address and Age       Account VA-1        Served                Past 5 Years          by Manager        by Manager
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
JOHN H. BIGGS(1)             Chairman of      Term as Manager is   Chairman of the Management      32        Director, The Boeing
TIAA-CREF                    Board,           indefinite.          Committee, President and                  Company and Ralston
730 Third Avenue             President and    Manager since        Chief Executive Officer                   Purina Company
New York, NY 10017-3206      Chief            2001. Chairman,      of TIAA Separate Account
Age: 65                      Executive        Chief Executive      VA-1. Chairman, President
                             Officer          Officer and          and Chief Executive Officer
                                              President since      of TIAA, CREF, TIAA-CREF
                                              2001. Indefinite     Life Funds, TIAA-CREF
                                              term as officer.     Mutual Funds and TIAA-CREF
                                                                   Institutional Mutual Funds.
                                                                   Trustee of TIAA-CREF
                                                                   Individual & Institutional
                                                                   Services, Inc. (Services).
                                                                   Member of Board of Managers
                                                                   of TIAA-CREF Investment
                                                                   Management LLC (Investment
                                                                   Management). Director
                                                                   of Teachers Personal
                                                                   Investors Services,
                                                                   Inc. (TPIS), Teachers
                                                                   Advisors, Inc.
                                                                   (Advisors) and
                                                                   TIAA-CREF Trust
                                                                   Company, FSB (TIAA-CREF
                                                                   Trust Company)
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
MARTIN L. LEIBOWITZ(1)       Vice Chairman    Term as Manager is   Vice Chairman of the         32        None
TIAA-CREF                    and Chief        indefinite.          Managemnet Committee and
730 Third Avenue             Investment       Manager since        Chief Investment Officer of
New York, NY 10017-3206      Officer          2001. Vice           TIAA Separate Account VA-1
Age: 65                                       Chairman and Chief   and Vice Chairman and Chief
                                              Investment Officer   Investment Officer of CREF,
                                              since 2001. Chief    TIAA-CREF Mutual Funds,
                                              Investment Officer   TIAA-CREF Institutional
                                              since 1998.          Mutual Funds and TIAA-CREF
                                              Indefinite term as   Life Funds (these funds are
                                              officer.             collectively referred
                                                                   to as the TIAA-CREF
                                                                   Funds). Vice Chairman
                                                                   and Chief Investment
                                                                   Officer of TIAA. Member
                                                                   of Board of Managers
                                                                   and President of
                                                                   Investment Management.
                                                                   Director and President
                                                                   of Advisors. Director
                                                                   of TIAA-CREF Life
                                                                   Insurance Company
                                                                   (TIAA-CREF Life)
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------




BEVIS LONGSTRETH (2)         Manager          Indefinite term.     Of Counsel to Debevoise         32        Member of the Board
Debevoise & Plimpton                          Manager since 2001.  & Plimpton. Formerly                      of Directors of
919 Third Avenue                                                   Partner of Debevoise &                    AMVESCAP, PLC and
New York, NY 10022-6225                                            Plimpton, Adjunct                         Chairman of the
Age: 67                                                            Professor at Columbia                     Finance Committee of
                                                                   University School of                      the Rockefeller
                                                                   Law and Commissioner of                   Family Fund
                                                                   the Securities and
                                                                   Exchange Commission
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
RICHARD J. ADAMSKI(1)        Vice President   Indefinite term.     Vice President and             N/A        N/A
TIAA-CREF                    and Treasurer    Vice President and   Treasurer of the
730 Third Avenue                              Treasurer since      TIAA-CREF Funds and
New York, NY 10017-3206                       1994.                TIAA. Vice President
Age: 60                                                            and Treasurer of
                                                                   Investment Management,
                                                                   Services, TPIS,
                                                                   Advisors, TIAA-CREF
                                                                   Life, and TIAA-CREF
                                                                   Tuition Financing, Inc.
                                                                   (Tuition Financing)
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
C. VICTORIA APTER(1)         Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and TIAA
New York, NY 10017-3206                       January 2001.
Age: 59
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
SCOTT C. EVANS(1)            Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       1994.                TIAA. Executive Vice
Age: 42                                                            President of Investment
                                                                   Management and Advisors
                                                                   and Director of
                                                                   TIAA-CREF Life
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
MARTIN E. GALT, III(1)       Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Served since 2000.   President of the
730 Third Avenue                                                   TIAA-CREF Funds and
New York, NY 10017-3206                                            TIAA and President,
Age: 59                                                            TIAA-CREF Investment
                                                                   Products. Formerly,
                                                                   Executive Vice
                                                                   President and
                                                                   President,
                                                                   Institutional
                                                                   Investments, Bank of
                                                                   America, and Principal
                                                                   Investment Officer,
                                                                   NationsBank. Director
                                                                   and President of
                                                                   Tuition Financing and
                                                                   TPIS and Director of
                                                                   TIAA-CREF Life and
                                                                   TIAA-CREF Trust Company
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
RICHARD L. GIBBS(1)          Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       1994.                TIAA. Executive Vice
Age: 54                                                            President of Investment
                                                                   Management, Advisors
                                                                   and Tuition Financing
                                                                   and Director of
                                                                   TIAA-CREF Life and
                                                                   Tuition Financing
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
DON W. HARRELL(1)            Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       1998.                TIAA. Director of
Age: 63                                                            TIAA-CREF Life
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
IRA J. HOCH(1)               Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA. Formerly, Vice
Age: 51                                                            President, Retirement
                                                                   Services, CREF and TIAA
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
MATINA S. HORNER(1)          Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       1998.                TIAA. Director of
Age: 62                                                            TIAA-CREF Life
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
E. LAVERNE JONES(1)          Vice President   Indefinite term.     Vice President and             N/A        N/A
TIAA-CREF                    and Corporate    Vice President and   Corporate Secretary of
730 Third Avenue             Secretary        Corporate            the TIAA-CREF Funds and
New York, NY 10017-3206                       Secretary since      TIAA
Age: 52                                       2001.
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
HARRY I. KLARISTENFELD(1)    Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President and    Executive Vice       President and Chief
730 Third Avenue             Chief Actuary    President and        Actuary of the
New York, NY 10017-3206                       Chief Actuary        TIAA-CREF Funds and
Age: 51                                       since 2001.          TIAA. Formerly, Vice
                                                                   President and Chief
                                                                   Actuary, Retirement
                                                                   Services, CREF and
                                                                   TIAA. Executive Vice
                                                                   President and Chief
                                                                   Actuary of Services
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------



FRANCES NOLAN(1)             Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA. Formerly, Vice
Age: 44                                                            President, Retirement
                                                                   Services, CREF and TIAA
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
BERTRAM L. SCOTT(1)          Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA and Chairman of
Age: 50                                                            the Board, President
                                                                   and Chief Executive
                                                                   Officer of TIAA-CREF
                                                                   Life. Formerly,
                                                                   President and Chief
                                                                   Executive Officer,
                                                                   Horizon Mercy
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
DEANNE J. SHALLCROSS(1)      Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA. Formerly, Vice
Age: 52                                                            President, Marketing,
                                                                   CREF and TIAA.
                                                                   Executive Vice
                                                                   President of Services
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
DAVID A. SHUNK(1)            Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA. Formerly, Vice
Age: 55                                                            President,
                                                                   Institutional &
                                                                   Individual Consulting
                                                                   Services, CREF and
                                                                   TIAA. President and
                                                                   Chief Executive Officer
                                                                   of Services and
                                                                   Director of TIAA-CREF
                                                                   Trust Company
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
JOHN A. SOMERS(1)            Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       1998.                TIAA. Executive Vice
Age: 57                                                            President of Investment
                                                                   Management and Advisors
                                                                   and Director of
                                                                   TIAA-CREF Life
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
CHARLES H. STAMM(1)          Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President and General
730 Third Avenue                              President since      Counsel of the
New York, NY 10017-3206                       1998.                TIAA-CREF Funds and
Age: 63                                                            TIAA. Trustee of
                                                                   Services. Director of
                                                                   TPIS, Advisors,
                                                                   TIAA-CREF Trust
                                                                   Company, Tuition
                                                                   Financing and TIAA-CREF
                                                                   Life. Member of Board
                                                                   of Managers of
                                                                   Investment Management
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
MARY ANN WERNER(1)           Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA and President,
Age: 56                                                            TIAA Shared Services.
                                                                   Formerly, Vice
                                                                   President, CREF and
                                                                   TIAA. Executive Vice
                                                                   President of Services
                                                                   and Director of
                                                                   TIAA-CREF Life
---------------------------- ---------------- -------------------- ------------------------- --------------- ----------------------
JAMES A. WOLF(1)             Executive Vice   Indefinite term.     Executive Vice                 N/A        N/A
TIAA-CREF                    President        Executive Vice       President of the
730 Third Avenue                              President since      TIAA-CREF Funds and
New York, NY 10017-3206                       2001.                TIAA and President,
Age: 56                                                            TIAA Retirement
                                                                   Services. Formerly,
                                                                   Vice President,
                                                                   Corporate MIS, CREF and
                                                                   TIAA. Trustee of
                                                                   Services and Director
                                                                   of TIAA-CREF Life
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The following individuals are "interested persons" under the Investment
     Company Act (the "Act") because they are officers of TIAA Separate Account
     VA-1: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs.
     Adamski, Biggs, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld,
     Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.

(2) Mr. Longstreth may be an "interested person" under the Act because he is associated with a law firm that has acted as counsel to TIAA Separate
     Account VA-1 or its affiliates.



EQUITY OWNERSHIP OF MANAGERS

The following chart includes information relating to equity securities beneficially owned by TIAA Separate Account VA-1 Managers in the Separate Account and in all registered investment companies in the same "family of investment companies" as the Separate Account.(1) The Separate Account's family of investment companies includes TIAA Separate Account VA-1, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds.




--------------------------------------------------------------------------------------------------------------------

                             DISINTERESTED MANAGERS

--------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                       ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                   DOLLAR RANGE OF EQUITY                   BY MANAGER IN FAMILY OF INVESTMENT
NAME OF MANAGER                SECURITIES IN SEPARATE ACCOUNT                            COMPANIES
--------------------------------------------------------------------------------------------------------------------
 Robert H. Atwell                     None                                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
 Elizabeth E. Bailey                  None                                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
 Joyce A. Fecske                      None                                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
 Edes P. Gilbert                      None                                         $50,001 -- $100,000
--------------------------------------------------------------------------------------------------------------------
 Martin J. Gruber                     None                                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
 Nancy L. Jacob                       None                                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
 Marjorie Fine Knowles                None                                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
 Stephen A. Ross                      None                                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
 Nestor V. Santiago                   None                                         $50,001 -- $100,000
--------------------------------------------------------------------------------------------------------------------
 Eugene C. Sit                        None                                         $50,001 -- $100,000
--------------------------------------------------------------------------------------------------------------------
 Maceo K. Sloan                       None                                         $50,001 -- $100,000
--------------------------------------------------------------------------------------------------------------------
 David K. Storrs                      None                                         Over $100,000
--------------------------------------------------------------------------------------------------------------------
 Robert W. Vishny                     None                                         $10,001 -- $50,000
--------------------------------------------------------------------------------------------------------------------


                               INTERESTED MANAGERS

--------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                       ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                   DOLLAR RANGE OF EQUITY                   BY MANAGER IN FAMILY OF INVESTMENT
NAME OF MANAGER                SECURITIES IN SEPARATE ACCOUNT                            COMPANIES
--------------------------------------------------------------------------------------------------------------------
 John H. Biggs                        $50,001 -- $100,000                               Over $100,000
 Martin L. Leibowitz                  None                                              Over $100,000
 Bevis Longstreth                     None                                              Over $100,000
--------------------------------------------------------------------------------------------------------------------


(1) Beneficial ownership information is as of December 31, 2001.

COMPENSATION OF MANAGERS

The following table sets forth the compensation paid to the separate account's managers for the year ended December 31, 2001. All of these individuals are considered "disinterested" under the Investment Company Act. Note that, as of November 9, 2001, the individuals listed below no longer served as managers of TIAA Separate Account VA-1. The current managers were not compensated for their limited service in 2001.




                                                              (3)
                                                         PENSION OR
                                          (2)          RETIREMENT BENEFITS
     (1)                             AGGREGATE         ACCRUED AS PART OF              (4)                      (5)
NAME OF PERSON,                  COMPENSATION FROM      SEPARATE ACCOUNT         ESTIMATED BENEFITS     TOTAL COMPENSATION
   POSITION                       SEPARATE ACCOUNT         EXPENSES               UPON RETIREMENT       FROM FUND COMPLEX*
---------------                  ------------------    --------------------      -------------------    -------------------
Laurence W. Franz, Manager. ...        $8,067                $-0-                     $-0-                    $10,500
Jeanmarie C. Grisi, Manager ...        $8,067                $-0-                     $-0-                    $10,500
Richard M. Norman, Manager ....        $8,067                $-0-                     $-0-                    $10,500


----------

* For purposes of this information, the Fund Complex consists of College Retirement Equities Fund, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1 and TIAA-CREF Life Funds.


Managers who are active officers of TIAA do not receive any additional compensation for their services as managers.

RESPONSIBILITIES OF THE MANAGEMENT COMMITTEE

The Management Committee is responsible for overseeing the separate account's corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Management Committee is responsible for the initial approval and annual renewal of the separate account's investment management agreement with Teachers Advisors, Inc. ("Advisors"). In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Management Committee considered the investment management fee in light of a variety of factors, including (a) the capability of Advisors to provide the services required by the agreement; and (b) the reasonableness of the investment management fee and how this fee compared to fees paid by other similar variable annuities.

As part of its consideration of the capability of Advisors to provide services to the separate account and its shareholders, the Management Committee reviewed the performance of the separate account. In considering the fee charged under the agreement, the Management Committee considered the gross investment management fee charged under the agreement and Advisors' current waiver of a portion of its fee for managing the separate account. In comparing the expense ratio of the separate account to other variable annuities, the Management Committee took into account that the expense ratio compared favorably to those of other variable annuities.

BOARD COMMITTEES

Every year the board appoints certain committees with specific responsibilities for aspects of the TIAA Separate Account VA-1's operations. Included among these are:

(1) An Audit Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which audits and examines the records and affairs of the Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 2001, the Audit Committee held three meetings. The current members of the Audit Committee are Mr. Sloan (chair), Mr. Gruber, Mr. Santiago, and Mr. Storrs.

(2) A Finance Committee, which oversees the management of TIAA Separate Account VA-1's investments subject to appropriate oversight by the full board. During 2001, the Finance Committee held no meetings. The current members of the Finance Committee are Mr. Biggs (chair), Mr. Gruber, Dr. Jacob, Ms. Knowles, Mr. Leibowitz, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sit, Mr. Sloan, Mr. Storrs, and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which addresses all corporate social responsibility and corporate governance issues including the voting of TIAA Separate Account VA-1's shares and the initiation of appropriate shareholder resolutions. During 2001, the committee held no meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Atwell (chair), Ms. Fecske, Ms. Gilbert, Ms. Knowles, Mr. Longstreth, and Mr. Storrs.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2001, the committee held no meetings. The current members of the Executive Committee are Mr. Biggs (chair), Mr. Atwell, Dr. Bailey, Ms. Fecske, Ms. Gilbert, Mr. Leibowitz, Mr. Longstreth, and Dr. Ross.

(5) A Nominating and Personnel Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which nominates certain TIAA Separate Account VA-1 officers and the standing committees of the board, and recommends candidates for election as Managers. During 2001, the committee held no meetings. The current members of the Nominating and Personnel Committee are Dr. Bailey (chair), Mr. Atwell, Dr. Jacob, Mr. Sit, and Dr. Vishny.

The Nominating and Personnel Committee will consider potential nominees for Managers recommended by investors. Investors can recommend nominees by writing to the Secretary of the TIAA Separate Account VA-1. The Secretary's address is 730 Third Avenue, New York, New York 10017-3206.


INVESTMENT ADVISORY AND RELATED SERVICES

INVESTMENT ADVISORY SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Teachers Advisors, Inc. ("Advisors"). Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial, and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of assets annually. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account.


For the years ended December 31, 2001, 2000, and 1999, the separate account paid investment advisory fees of $607,889, $739,618, and $610,363, respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 2001, 2000, and 1999 of $1,997,033, $2,429,788,
and $2,005,161, respectively.


PERSONAL TRADING POLICY

The Separate Account has adopted a Personal Trading Policy (the "Policy") under Rule 17j-1 of the Investment Company Act of 1940. Under the Policy, personnel of Advisors and members of their households are limited in trading for their own accounts. The Policy generally requires these individuals to preclear and report all their securities transactions including transactions in securities that are held or purchased by the Separate Account. The Policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ADMINISTRATIVE SERVICES


TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2001, 2000, and 1999, administrative expenses incurred were $1,736,509, $2,112,809, and $1,743,577, respectively.


ADVISORS AND TIAA


Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017- 3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund ("CREF"), the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the world, based on assets under management. TIAA-CREF serves approximately 2.4 million people. As of December 31, 2001, TIAA's assets were approximately $127.0 billion; the combined assets for TIAA and CREF totaled approximately $266.7 billion.


TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors, and Teachers Personal Investors Services, Inc., the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to CREF, TIAA's companion organization. All of the foregoing are affiliates of the separate account and Advisors.

CUSTODY OF PORTFOLIO

The custodian for the assets of the separate account is Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

AUDITORS

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the separate account's independent auditors and, in that regard, provides general auditing services for the separate account.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution, and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of TIAA-CREF Investment Management, LLC ("Investment Management"), another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.


Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account. The aggregate amount of brokerage commissions paid by the separate account during 2001, 2000, and 1999 was $53,064, $121,152, and $307,938, respectively.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2001. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.



                                         AGGREGATE
                                        $ AMOUNT OF
                                        COMMISSIONS
                                       PAID TO FIRMS
                                       THAT PROVIDED
FUND                                 RESEARCH SERVICES
------------------------------------------------------
Stock Index Account                       $2,792

Research or services obtained for the separate account may be used by Advisors in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors' fiduciary duty to the separate account.

During 2001, the separate account acquired securities of certain of its regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the value of the securities of these entities held by the separate account as of December 31, 2001, are set forth below:


A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSION PAID


Salomon Smith Barney, Inc.
  (Parent-Citigroup, Inc.) ...................................     $18,852,968
Jefferies Group ..............................................     $    73,154


B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL


Salomon Smith Barney, Inc.
 (Parent-Citigroup, Inc.) ....................................     $18,852,968
BA Securities, Inc.
 (Parent-Bank of America Corp.) ..............................     $ 7,188,827
JP Morgan Chase & Co. ........................................     $ 5,242,288
Morgan Dean & Co.
 (Parent-Morgan Stanley Dean Witter & Co.) ...................     $ 4,453,104
Lehman Commercial Paper
 (Parent-Lehman Brothers Holdings, Inc.) .....................     $ 1,150,897
First Tennessee Capital Markets
 (Parent-First Tennessee National Corp.) .....................     $   334,135


PERFORMANCE INFORMATION

TOTAL RETURN INFORMATION FOR THE SEPARATE ACCOUNT

Total return quotations for the separate account may be advertised. Total return quotations will reflect all aspects of the separate account's return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:

                                      P (1 + T)n  = EV

where: P  = the hypothetical initial payment of $1,000
       T  = average annual total return
       n  = number of years in the period
       EV = ending value of the hypothetical investment at the end of the 1-, 5- or 10- year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the separate account and all expense deductions made against the assets of the separate account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of 1%.

Set forth below is the total return information for the separate account, which reflects all deductions made from the assets in the account, applied to a hypothetical investment of $1,000:


                                                AVERAGE ANNUAL  CUMULATIVE
                                                COMPOUND RATE      RATE
                                                  OF TOTAL      OF TOTAL
PERIOD                                             RETURN        RETURN
 -------------------------------------------------------------------------
1 year
  (from January 1, 2001 to
  December 31, 2001)                               (11.72)%      (11.72)%
5 years
  (from January 1, 1997 to
  December 31, 2001)                                  9.74%        59.14%

7 years and 2 months
  (from November 1, 1994 date of
  SEC registration to December 31, 2001)            14.11%        157.65%

PERFORMANCE COMPARISONS

Performance information for the separate account may be compared, in advertisements, sales literature, and reports to contract owners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to
(1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire 5000 Equity Index, (10) Russell 1000, 2000, and 3000 indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) VARDS, and (13) Morningstar, Inc. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of the separate account also may be compared to other indices or averages that measure performance of a pertinent group of securities. Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.

The separate account is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the separate account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the separate account or its contractowners into consideration in determining the Index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL COMPANY MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

TIAA may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the separate account. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

TIAA may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.

PERIODIC REPORTS

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

     (1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total; (3) cash withdrawals from the separate account during the quarter; and (4) any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

LEGAL MATTERS


All matters of applicable state law pertaining to the contracts, including TIAA's right to issue the contracts, have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA. Sutherland, Asbill & Brennan LLP, Washington, D.C. has provided advice on certain matters relating to the federal securities laws.


EXPERTS

The financial statements of TIAA and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein (which report on the financial statements of TIAA expresses an opinion that such financial statements are presented in conformity with statutory accounting practices, a comprehensive basis of accounting as described in Note 2, and not in conformity with generally accepted accounting principles), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

ADDITIONAL CONSIDERATIONS

Over the past several years, TIAA and CREF have added many new investment vehicles to their line of products. The growing family of TIAA and CREF products is designed to provide additional investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.

We may discuss and compare our array of products and services. At such times we disclose which of our subsidiaries or affiliates issues which products or types of products, as follows: TIAA-CREF Individual and Institutional Services, Inc. distributes CREF certificates and interests in the TIAA Real Estate Account. Teachers Personal Investors Services, Inc. distributes the variable component of personal annuities, mutual funds and tuition savings agreements. TIAA and TIAA-CREF Life Insurance Company issue insurance and annuities. TIAA-CREF Trust Company, FSB provides trust services. We also disclose that the investment products are not FDIC insured, may lose value, and are not bank guaranteed.

The separate account's Stock Index Account is ideal for people who are seeking growth and are able to make long-term investments. Although past performance is no guarantee of future results, in the past stocks have outperformed many other types of investments. Investors who seek to counter the effects of inflation on their long- term investments should therefore consider investing in stocks. The Stock Index Account could be an appropriate investment for someone who is seeking to supplement his or her retirement income, to purchase a retirement home, finance an extended trip, or build a fund for philanthropic purposes. Of course, there is no guarantee that the investment objective of that or any other fund will be met.

Before investing, you should consider whether your pension plan and social security payments will meet your retirement needs. You should look at your assets and liabilities to help determine whether you need to invest more money to help provide retirement income. You should consider how much time you have until retirement and the effect of inflation and taxes on your savings and investments. You should also keep in mind that experts say that people need 70% to 80% of their pre-retirement income to maintain the same standard of living after retirement. Before contributing to a contract, you should consider whether you have already reached your contribution limit on your TIAA-CREF basic Retirement Annuities, Supplemental Retirement Annuities, and other 403(b) savings plans. Consult your tax adviser to learn more about these limits.


You should also consider what types of investments are best suited for you and your current needs. In particular, you should consider the tax treatment of a variable annuity as compared with a standard mutual fund product. With annuities, earnings generally grow tax-deferred and investors are provided the option of lifetime income upon retirement. However, annuities may have restrictions on withdrawals before age 59 1/2, and thus may not be suitable for goals other than retirement. We may compare annuities to mutual funds in sales literature and advertisements.

You should also consider the risks of any investment relative to its potential rewards. In particular, you should be aware of the risk that arises from market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another (for example, from stocks to bonds) based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Investors who engage in market timing run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. We do not endorse the practice of market timing.

The variety of issues to consider highlights the importance of the support and services that TIAA provides. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for transactions and inquiries. If you request it, we will send you periodic reminders to remit premiums to the contract.

Customer service may be an important consideration for you. In our advertisements we may report the results of surveys conducted by independent agencies regarding customer service. We may also use certain testimonials and quote financial experts, financial and other publications, or other services regarding our products and services. We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

FINANCIAL STATEMENTS

The audited financial statements of the separate account and TIAA follow.

The financial statements of TIAA should be distinguished from the financial statements of the separate account and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                     INDEX TO AUDITED FINANCIAL STATEMENTS

                                DECEMBER 31, 2001


                                                                       Page
                                                                       ----
TIAA SEPARATE ACCOUNT VA-1-STOCK INDEX ACCOUNT:
  Report of Management Responsibility ...............................  B-21
  Report of the Audit Committee .....................................  B-22

AUDITED FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities ...............................  B-23
  Statement of Operations ...........................................  B-24
  Statements of Changes in Net Assets ...............................  B-25
  Notes to Financial Statements .....................................  B-26
  Report of Independent Auditors ....................................  B-28
  Statement of Investments ..........................................  B-29

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
  Chairman's Letter .................................................  B-52
  Report of Management Responsibility ...............................  B-53
  Report of the Audit Committee .....................................  B-54
  Report of Independent Auditors ....................................  B-55

STATUTORY-BASIS FINANCIAL STATEMENTS:
  Balance Sheets ....................................................  B-56
  Statements of Operations ..........................................  B-57
  Statements of Changes in Capital and Contingency Reserves .........  B-58
  Statements of Cash Flows ..........................................  B-59
  Notes to Statutory-Basis Financial Statements .....................  B-60

[LOGO] TIAA
       CREF


--------------------------------------------------------------------------------


                       REPORT OF MANAGEMENT RESPONSIBILITY

TO THE CONTRACTOWNERS OF
  TIAA SEPARATE ACCOUNT VA-1:

The accompanying financial statements of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States, and have been presented fairly and objectively in accordance with such principles.

Teachers Insurance and Annuity Association of America ("TIAA") has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of VA-1, and the internal Auditor regularly reports to the Audit Committee of the Management Committee.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be VA-1's policy that any non-audit services be obtained from a firm other than the external financial audit firm. For the periods covered by these financial statements, VA-1 did not engage Ernst & Young LLP for any management advisory or consulting services. The independent auditors' report, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of VA-1's Management Committee, consisting entirely of members who are not officers of VA-1, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls, and auditing. In addition to the annual audit of the financial statements of VA-1 by the independent auditing firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of VA-1's operations.




                                               /S/ MARTIN E. GALT, III
                                          -------------------------------------
                                               Executive Vice President




                                                 /S/ RICHARD L. GIBBS
                                          -------------------------------------
                                              Executive Vice President and
                                              Principal Accounting Officer

[LOGO] TIAA
       CREF


--------------------------------------------------------------------------------


                          REPORT OF THE AUDIT COMMITTEE


To the Contractowners of
  TIAA Separate Account VA-1:

The Audit Committee oversees the financial reporting process of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") on behalf of VA-1's Management Committee. The Audit Committee is a standing committee of the Management Committee and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities. All members of the Audit Committee ("Committee") are independent, as defined under the listing standards of the New York Stock Exchange.

Management has the primary responsibility for VA-1's financial statements, development and maintenance of a strong system of internal controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the formal evaluation be later than between their fifth and tenth years of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by VA-1, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management and VA-1, and has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.


Maceo K. Sloan, Audit Committee Chair
Martin J. Gruber, Audit Committee Member
Nestor V. Santiago, Audit Committee Member
David K. Storrs, Audit Committee Member

February 12, 2002

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
           (amounts in thousands, except amount per accumulation unit)

ASSETS
  Investments, at cost .....................................,.....    $721,671
  Net unrealized appreciation of investments .....................     111,021
                                                                      --------
  Investments, at value ..........................................     832,692
  Cash ...........................................................         187
  Receivable from securities transactions ........................          33
  Dividends and interest receivable ..............................         891
                                                                      --------
                                                      TOTAL ASSETS     833,803
                                                                      --------
LIABILITIES
  Payable for securities transactions ............................         531
  Amounts due to TIAA General Account ............................         173
                                                                      --------
                                                 TOTAL LIABILITIES         704
                                                                      --------

NET ASSETS--Accumulation Fund ....................................    $833,099
                                                                      ========
ACCUMULATION UNITS OUTSTANDING--Notes 4 and 5 ....................      12,517
                                                                      ========
NET ASSET VALUE PER ACCUMULATION UNIT--Note 4 ....................      $66.56
                                                                      ========


                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                             (amounts in thousands)

INVESTMENT INCOME
  Income:
    Interest .................................................    $       58
    Dividends ................................................        11,562
                                                                  ----------
                                                  TOTAL INCOME        11,620
                                                                  ----------
  Expenses--Note 2:
    Investment advisory charges ..............................         2,605
    Administrative expenses ..................................         1,737
    Mortality and expense risk charges .......................           868
                                                                  ----------
                                        EXPENSES BEFORE WAIVER         5,210
    Investment advisory charges waived .......................        (1,997)
                                                                  ----------
                                                  NET EXPENSES         3,213
                                                                  ----------
                                        INVESTMENT INCOME--NET         8,407
                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON  INVESTMENTS--Note 3
    Net realized gain on investments .........................         3,651
    Net change in unrealized appreciation on investments .....      (128,617)
                                                                  ----------
         NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .....      (124,966)
                                                                  ----------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $ (116,559)
                                                                  ==========

                            See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS
                             (amounts in thousands)


                                                             YEARS ENDED DECEMBER 31,
                                                              -----------------------
                                                                2001         2000
                                                             ----------    ----------
FROM OPERATIONS
  Investment income--net ................................    $    8,407    $    8,641
  Net realized gain on investments ......................         3,651        36,794
  Net change in unrealized appreciation on investments ..      (128,617)     (127,492)
                                                             ----------    ----------
                               NET DECREASE IN NET ASSETS
                                RESULTING FROM OPERATIONS      (116,559)      (82,057)
                                                             ----------    ----------
FROM CONTRACTOWNER TRANSACTIONS
  Premiums ..............................................        52,327        90,169
  Net contractowner transfers (to) from fixed account ...       (60,700)         3,408
  Withdrawals and death benefits ........................       (33,157)      (52,886)
                                                             ----------    ----------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING
                          FROM CONTRACTOWNER TRANSACTIONS       (41,530)        40,691
                                                             ----------    ----------
                               NET DECREASE IN NET ASSETS      (158,089)      (41,366)
NET ASSETS
  Beginning of year .....................................       991,188     1,032,554
                                                             ----------    ----------
  End of year ...........................................    $  833,099    $  991,188
                                                             ==========    ==========

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

TIAA Separate Account VA-1 ("VA-1") is a segregated investment account of Teachers Insurance and Annuity Association of America ("TIAA") and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 is registered with the Securities and Exchange Commission as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account ("Account"), which invests in a diversified portfolio of equity securities selected to track the overall United States stock market. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account.

VALUATION OF INVESTMENTS: Securities listed or traded on any United States national securities exchange are valued at the last sale price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sale price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Short-term money market instruments are stated at market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of and in accordance with the responsibilities of the Management Committee.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are accounted for on the average cost basis.

FEDERAL INCOME TAXES: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Account.

NOTE 2--MANAGEMENT AGREEMENTS

Teachers Advisors, Inc. ("Advisors"), a wholly-owned subsidiary of TIAA and a registered investment adviser, provides investment advisory services for VA-1 pursuant to an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 pursuant to an Administrative Services Agreement with VA-1. The contracts are distributed primarily by Teachers Personal Investors Services, Inc. ("TPIS"), also a wholly-owned subsidiary of TIAA, which is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Investment Management Agreement sets the investment advisory charge at an annual rate of 0.30% of the net assets of the Account. Advisors has agreed to waive a portion of such fee, so that the daily deduction is equivalent to an annual charge of 0.07% of the net assets of the Account. The Administrative Services Agreement sets the administrative expense charge at an annual rate of 0.20% of the net assets of the Account. TIAA also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Account.

NOTE 3--INVESTMENTS

At December 31, 2001, the net unrealized appreciation on investments was $111,020,895, consisting of gross unrealized appreciation of $213,771,054 and gross unrealized depreciation of $102,750,159.

Purchases and sales of securities, other than short-term money market instruments, for the year ended December 31, 2001, were $85,657,709 and $119,274,064, respectively.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE 4--CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Account is presented below.



                                                    FOR THE YEARS ENDED DECEMBER 31,
                                            ------------------------------------------------
                                              2001       2000      1999      1998      1997
                                            --------   -------   -------   -------   -------
Per Accumulation Unit Data:
  Investment income .....................   $   .916   $  .966   $  .961   $  .908   $  .847
  Expenses ..............................       .253      .301      .270      .223      .182
                                            --------   -------   -------   -------   -------
  Investment income--net ................       .663      .665      .691      .685      .665
  Net realized and unrealized gain (loss)
    on investments ......................    (9.499)   (7.024)    13.051    12.407    12.429
                                            --------   -------   -------   -------   -------
  Net increase (decrease) in
    Accumulation Unit Value .............    (8.836)   (6.359)    13.742    13.092    13.094
  Accumulation Unit Value:
    Beginning of year ...................     75.392    81.751    68.009    54.917    41.823
                                            --------   -------   -------   -------   -------
    End of year .........................   $ 66.556   $75.392   $81.751   $68.009   $54.917
                                            ========   =======   =======   =======   =======

Total return ............................   (11.72%)   (7.78%)    20.21%    23.84%    31.31%
Ratio to Average Net Assets:
  Expenses (1) ..........................      0.37%     0.37%     0.37%     0.37%     0.37%
  Investment income--net ................      0.97%     0.82%     0.95%     1.14%     1.36%
Portfolio turnover rate .................      9.86%    20.68%    37.93%    45.93%     2.39%
Thousands of Accumulation Units
  outstanding at end of year ............     12,517    13,147    12,630    11,145     9,901

(1) Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver, the Account's expense ratio for the periods listed would have been higher (see Note 2).

NOTE 5--ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                  -------------------------
                                                      2001          2000
                                                  -----------    ----------
Accumulation Units:
  Credited for premiums .......................       769,448     1,116,722
  Cancelled for transfers and disbursements ...    (1,399,262)     (600,122)
  Outstanding:
    Beginning of year..........................    13,147,071    12,630,471
                                                   ----------    ----------
    End of year................................    12,517,257    13,147,071
                                                   ==========    ==========

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

NOTE 6--LINE OF CREDIT

The Account participates in a $2.25 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of contractowner withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended December 31, 2001, there were no borrowings under this credit facility by the Account.


                           [ERNST & YOUNG LETTERHEAD]


                         REPORT OF INDEPENDENT AUDITORS

To the Contractowners and Management Committee of
  TIAA Separate Account VA-1:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") as of December 31, 2001, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of VA-1's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index Account of VA-1 at December 31, 2001, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                   /S/ ERNST & YOUNG LLP

New York, New York
February 8, 2002

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                VALUE (000)
---------                                                                                -----------
CORPORATE BONDS--0.00%
CONSUMER CYCLICAL--0.00%
     $  1,950         UGLY DUCKLING CORP (SUB DEB)
                        12.000%, 10/23/03............................................      $       2
                                                                                           ---------
                      TOTAL CONSUMER CYCLICAL........................................              2
                                                                                           ---------
FINANCIAL SERVICES--0.00%
       10,000         NHI HEALTH DEBENTURES
                        8.500%, 01/01/06.............................................             10
                                                                                           ---------
                      TOTAL FINANCIAL SERVICES.......................................             10
                                                                                           ---------
                      TOTAL CORPORATE BONDS
                        (Cost $12)...................................................             12
                                                                                           ---------
SHARES
------
PREFERRED STOCK--0.01%
BASIC INDUSTRIES--0.01%
        2,280       * SEALED AIR CORP (NEW)..........................................             95
                                                                                           ---------
                      TOTAL BASIC INDUSTRIES.........................................             95
                                                                                           ---------
CONSUMER CYCLICAL--0.00%
        2,800       * O'SULLIVAN INDUSTRIES HOLDINGS, INC............................              1
          266       * PRICE LEGACY CORP..............................................              4
                                                                                           ---------
                      TOTAL CONSUMER CYCLICAL........................................              5
                                                                                           ---------
FINANCIAL SERVICES--0.00%
            2       * CORRECTIONS CORP OF AMERICA....................................              0
                                                                                           ---------
                      TOTAL FINANCIAL SERVICES.......................................              0
                                                                                           ---------
TECHNOLOGY--0.00%
          503       * SUPERIOR TRUST I SERIES A......................................              2
                                                                                           ---------
                      TOTAL TECHNOLOGY...............................................              2
                                                                                           ---------
                      TOTAL PREFERRED STOCK
                        (Cost $131)..................................................            102
                                                                                           ---------
COMMON STOCK--99.56%
AEROSPACE AND DEFENSE--1.03%
        1,761         AAR CORP.......................................................             16
        1,575       * ALLIANT TECHSYSTEMS, INC.......................................            122
        1,200       * ARMOR HOLDINGS, INC............................................             32
        1,354       * AVIALL, INC....................................................             10
       58,496         BOEING CO......................................................          2,271
          875       * DRS TECHNOLOGIES, INC..........................................             31
       15,556       * ECHOSTAR COMMUNICATIONS CORP (CLASS A).........................            427
          482         ENGINEERED SUPPORT SYSTEMS, INC................................             16
       14,608         GENERAL DYNAMICS CORP..........................................          1,163
       63,577       * GENERAL MOTORS CORP (CLASS H)..................................            982
          600         HEICO CORP.....................................................              9
           60         HEICO CORP (CLASS A)...........................................              1
        1,700       * HEXCEL CORP....................................................              5
          600       * INNOVATIVE SOLUTIONS & SUPPORT, INC............................              5
        1,500         KAMAN CORP (CLASS A)...........................................             23
        1,200       * LADISH CO, INC.................................................             13
       26,249         LOCKHEED MARTIN CORP...........................................          1,225
          900       * MOOG, INC (CLASS A)............................................             20
        7,012         NORTHROP GRUMMAN CORP..........................................            707
        2,900       * ORBITAL SCIENCES CORP..........................................             12
        2,069       * PANAMSAT CORP..................................................             45
        3,152       * PEGASUS COMMUNICATIONS CORP....................................             33
        8,463         PERKINELMER, INC...............................................            296
        3,900         PRECISION CASTPARTS CORP.......................................            110
       27,369         RAYTHEON CO....................................................            889
        3,250       * REMEC, INC.....................................................             32
          306       * SEQUA CORP (CLASS A)...........................................             15
        2,286       * TELEDYNE TECHNOLOGIES, INC.....................................             37
        1,200       * TRIUMPH GROUP, INC.............................................             39
          988       * VIASAT, INC....................................................             15
                                                                                           ---------
                      TOTAL AEROSPACE AND DEFENSE....................................          8,601
                                                                                           ---------


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
BASIC INDUSTRIES--3.66%
       16,272         AIR PRODUCTS & CHEMICALS, INC..................................      $     763
        3,800       * AIRGAS, INC....................................................             57
        6,929       * AK STEEL HOLDING CORP..........................................             79
        1,160         ALBANY INTERNATIONAL CORP (CLASS A)............................             25
        1,800         ALBEMARLE CORP.................................................             43
       61,636         ALCOA, INC.....................................................          2,191
          200         ALICO, INC.....................................................              6
        5,404         ALLEGHENY TECHNOLOGIES, INC....................................             91
        1,482         AMCOL INTERNATIONAL CORP.......................................             11
          300       * AMERICAN REALTY INVESTORS, INC.................................              3
        4,350       * AMERICAN STANDARD COS, INC.....................................            297
          395         AMERICAN WOODMARK CORP.........................................             21
          266         AMERON INTERNATIONAL CORP......................................             18
        2,397         APTARGROUP, INC................................................             84
        1,500         ARCH CHEMICALS, INC............................................             35
        2,556         ARCH COAL, INC.................................................             58
        3,000       * ARMSTRONG HOLDINGS, INC........................................             10
        7,000         AVERY DENNISON CORP............................................            396
        2,065         BALL CORP......................................................            146
       10,028         BARRICK GOLD CORP (U.S.).......................................            160
        3,600         BEMIS CO.......................................................            177
        9,400      b* BETHLEHEM STEEL CORP...........................................              4
        5,783         BLACK & DECKER CORP............................................            218
        3,576         BOISE CASCADE CORP.............................................            122
        3,703         BOWATER, INC...................................................            177
        1,200       * BRUSH ENGINEERED MATERIALS, INC................................             17
        1,676       * BUCKEYE TECHNOLOGIES, INC......................................             19
          942       * BUILDING MATERIALS HOLDING CORP................................             10
        4,308         CABOT CORP.....................................................            154
        1,835       * CABOT MICROELECTRONICS CORP....................................            145
        2,400         CALGON CARBON CORP.............................................             20
        1,618         CAMBREX CORP...................................................             71
        1,600         CARAUSTAR INDUSTRIES, INC......................................             11
        2,200         CARLISLE COS, INC..............................................             81
        1,500         CARPENTER TECHNOLOGY CORP......................................             40
          600         CENTEX CONSTRUCTION PRODUCTS, INC..............................             19
        4,415         CENTEX CORP....................................................            252
          900         CENTURY ALUMINUM CO............................................             12
        3,600       * CHAMPION ENTERPRISES, INC......................................             44
          700         CHEMED CORP....................................................             24
          793         CHEMFIRST, INC.................................................             19
        1,100         CHESAPEAKE CORP................................................             31
        1,688         CLARCOR, INC...................................................             46
        7,094         CLAYTON HOMES, INC.............................................            121
          800         CLEVELAND-CLIFFS, INC..........................................             15
        7,100       * COLLINS & AIKMAN CORP..........................................             55
          868         COMMERCIAL METALS CO...........................................             30
        1,518         CONSOL ENERGY, INC.............................................             38
        2,006       * CORVAS INTERNATIONAL, INC......................................             13
        8,295         CROMPTON CORP..................................................             75
          400         CROSSMANN COMMUNITIES, INC.....................................             13
        9,400       * CROWN CORK & SEAL CO, INC......................................             24
        2,900       * CYTEC INDUSTRIES, INC..........................................             78
        4,191         D.R. HORTON, INC...............................................            136
        4,100       * DAL-TILE INTERNATIONAL, INC....................................             95
          742         DELTIC TIMBER CORP.............................................             20
        1,480       * DIONEX CORP....................................................             38
       65,427         DOW CHEMICAL CO................................................          2,210
       75,498         DU PONT (E.I.) DE NEMOURS & CO.................................          3,212
        3,300       * EARTHSHELL CORP................................................              7
        5,589         EASTMAN CHEMICAL CO............................................            218
        9,246         ECOLAB, INC....................................................            372
        1,450         ELCOR CORP.....................................................             40
          564       * EMCOR GROUP, INC...............................................             26
        4,696       * ENCOMPASS SERVICES CORP........................................             14
          960       * ENCORE WIRE CORP...............................................             12
          934       * ENERGY CONVERSION DEVICES, INC.................................             18


B-29                               See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
BASIC INDUSTRIES--(Continued)
        9,400         ENGELHARD CORP.................................................      $     260
        2,080         FERRO CORP.....................................................             54
        2,400       * FLEETWOOD ENTERPRISES, INC.....................................             27
        1,374         FLORIDA ROCK INDUSTRIES, INC...................................             50
        5,800         FLUOR CORP (NEW)...............................................            217
        1,686       * FMC CORP.......................................................            100
        1,100       * FOAMEX INTERNATIONAL, INC......................................              9
        5,917       * FREEPORT-MCMORAN COPPER & GOLD, INC (CLASS A)..................             79
        1,901         GEORGIA GULF CORP..............................................             35
       16,660         GEORGIA-PACIFIC CORP (GEORGIA-PACIFIC GROUP)...................            460
          438         GIBRALTAR STEEL CORP...........................................              8
          989         GLATFELTER.....................................................             15
        6,992         GOODRICH CORP..................................................            186
        2,025         GRANITE CONSTRUCTION, INC......................................             49
        2,857         GREAT LAKES CHEMICAL CORP......................................             69
        1,000         GREIF BROTHERS CORP (CLASS A)..................................             33
        2,136         H.B. FULLER CO.................................................             61
        7,800       * HERCULES, INC..................................................             78
          977       * HOVNANIAN ENTERPRISES, INC (CLASS A)...........................             21
        7,800         IMC GLOBAL, INC................................................            101
        1,600       * INSITUFORM TECHNOLOGIES, INC (CLASS A).........................             41
        2,100       * INTEGRATED ELECTRICAL SERVICES, INC............................             11
       34,806         INTERNATIONAL PAPER CO.........................................          1,404
        1,100       * INTERNATIONAL SPECIALTY PRODUCTS, INC..........................             10
          800         INTERPOOL, INC.................................................             15
        1,242       * IVEX PACKAGING CORP............................................             24
        1,611       * JACOBS ENGINEERING GROUP, INC..................................            106
        2,200       * KAISER ALUMINUM CORP...........................................              4
        2,892         KB HOME........................................................            116
       38,211         KIMBERLY-CLARK CORP............................................          2,285
        2,258         LAFARGE NORTH AMERICA, INC.....................................             85
        3,800         LENNAR CORP....................................................            178
        2,900         LENNOX INTERNATIONAL, INC......................................             28
          200         LIQUI-BOX CORP.................................................              8
        1,800       * LONE STAR TECHNOLOGIES, INC....................................             32
        3,600         LONGVIEW FIBRE CO..............................................             43
        7,500       * LOUISIANA-PACIFIC CORP.........................................             63
        1,035         LSI INDUSTRIES, INC............................................             18
        3,700         LUBRIZOL CORP..................................................            130
        1,091       * LYDALL, INC....................................................             11
        7,790         LYONDELL CHEMICAL CO...........................................            112
          431         M/I SCHOTTENSTEIN HOMES, INC...................................             21
        1,300         MACDERMID, INC.................................................             22
        3,500         MARTIN MARIETTA MATERIALS, INC.................................            163
       33,208         MASCO CORP.....................................................            814
        5,400         MASSEY ENERGY CO...............................................            112
        2,200       * MATTSON TECHNOLOGY, INC........................................             19
        1,337         MDC HOLDINGS, INC..............................................             51
        7,100         MEAD CORP......................................................            219
        4,600         MILLENNIUM CHEMICALS, INC......................................             58
        1,400         MINERALS TECHNOLOGIES, INC.....................................             65
        1,000       * MOBILE MINI, INC...............................................             39
        2,780         MONSANTO CO....................................................             94
        2,154       * MUELLER INDUSTRIES, INC........................................             72
        1,600       * NANOPHASE TECHNOLOGIES CORP....................................              9
          200         NCH CORP.......................................................             10
        1,211       * NCI BUILDING SYSTEMS, INC......................................             21
       14,029         NEWMONT MINING CORP............................................            268
          744         NL INDUSTRIES, INC.............................................             11
          600       * NORTEK, INC....................................................             17
        1,100       * NS GROUP, INC..................................................              8
        5,589         NUCOR CORP.....................................................            296
          480       * NVR, INC.......................................................             98
          730       * OCTEL CORP.....................................................             13
        2,500         OLIN CORP......................................................             40
        1,800         OM GROUP, INC..................................................            119
        2,700       * OMNOVA SOLUTIONS, INC..........................................             18


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        1,889       * OREGON STEEL MILLS, INC........................................      $       9
          772       * OSMONICS, INC..................................................             11
        3,794       * OWENS CORNING..................................................              7
       10,500       * OWENS-ILLINOIS, INC............................................            105
        3,500       * PACKAGING CORP OF AMERICA......................................             64
       11,572       * PACTIV CORP....................................................            205
        1,250       * PALM HARBOR HOMES, INC.........................................             30
        1,098         PEABODY ENERGY CORP............................................             31
          800         PENN ENGINEERING & MANUFACTURING CORP..........................             13
          500         PENN VIRGINIA CORP.............................................             17
        3,142         PENTAIR, INC...................................................            115
          919       * PENWEST PHARMACEUTICALS CO.....................................             18
        1,100       * PERINI CORP....................................................              8
        5,728       * PHELPS DODGE CORP..............................................            186
          330         PITT-DES MOINES, INC...........................................             10
       11,655         PLUM CREEK TIMBER CO, INC......................................            330
        5,611         POLYONE CORP...................................................             55
        1,000         POPE & TALBOT, INC.............................................             14
        2,089         POTLATCH CORP..................................................             61
       12,044         PPG INDUSTRIES, INC............................................            623
       11,600         PRAXAIR, INC...................................................            641
        3,372         PULTE HOMES, INC...............................................            151
          564         QUAKER CHEMICAL CORP...........................................             12
        1,100         QUANEX CORP....................................................             31
        2,000         RAYONIER, INC..................................................            101
        1,350         RELIANCE STEEL & ALUMINUM CO...................................             35
          799         ROANOKE ELECTRIC STEEL CORP....................................             11
          600         ROCK-TENN CO (CLASS A).........................................              9
       11,190         ROHM & HAAS CO.................................................            388
        7,331         RPM, INC.......................................................            106
        1,100       * RTI INTERNATIONAL METALS, INC..................................             11
        1,661         RYERSON TULL, INC..............................................             18
        1,000         RYLAND GROUP, INC..............................................             73
        2,188       * SCHULER HOMES, INC (CLASS A)...................................             43
        2,300         SCHULMAN (A.), INC.............................................             31
        2,400       * SCICLONE PHARMACEUTICALS, INC..................................              7
        3,752       * SEALED AIR CORP................................................            153
        3,011       * SHAW GROUP, INC................................................             71
        9,405         SHERWIN-WILLIAMS CO............................................            259
        5,400         SIGMA-ALDRICH CORP.............................................            213
          711       * SILGAN HOLDINGS, INC...........................................             19
          543       * SIMPSON MANUFACTURING CO, INC..................................             31
          400         SKYLINE CORP...................................................             13
       12,305       * SMURFIT-STONE CONTAINER CORP...................................            197
        4,200         SNAP-ON, INC...................................................            141
        7,460         SOLUTIA, INC...................................................            105
        6,931         SONOCO PRODUCTS CO.............................................            184
        1,033         SOUTHERN PERU COPPER CORP......................................             12
        1,200         SPARTECH CORP..................................................             25
        2,087         ST. JOE CO.....................................................             58
        2,000         STANDARD-PACIFIC CORP..........................................             49
        5,816         STANLEY WORKS..................................................            271
        1,835       * STEEL DYNAMICS, INC............................................             21
        2,800       * STILLWATER MINING CO...........................................             52
        3,400         TEMPLE-INLAND, INC.............................................            193
        2,806       * TERRA INDUSTRIES, INC..........................................             10
        1,600         TEXAS INDUSTRIES, INC..........................................             59
        1,431       * TITANIUM METALS CORP...........................................              6
        1,600       * TOLL BROTHERS, INC.............................................             70
        1,160         TREDEGAR CORP..................................................             22
          400       * TREX CO, INC...................................................              8
        1,227       * U.S. CONCRETE, INC.............................................              8
        6,100         UNITED STATES STEEL CORP.......................................            110
          900         UNIVERSAL FOREST PRODUCTS, INC.................................             19
        1,100       * URS CORP.......................................................             30
        5,200         USEC, INC......................................................             37
        2,700      b* USG CORP.......................................................             15
        6,833         VULCAN MATERIALS CO............................................            328


B-30                                 See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
BASIC INDUSTRIES--(Continued)
        1,000         WATSCO, INC....................................................      $      14
        3,445         WAUSAU-MOSINEE PAPER CORP......................................             42
        1,100         WD-40 CO.......................................................             29
        1,989         WELLMAN, INC...................................................             31
          800         WEST PHARMACEUTICAL SERVICES, INC..............................             21
        6,237         WESTVACO CORP..................................................            177
       15,572         WEYERHAEUSER CO................................................            842
        7,230         WILLAMETTE INDUSTRIES, INC.....................................            377
          500       * WOLVERINE TUBE, INC............................................              6
        4,905         WORTHINGTON INDUSTRIES, INC....................................             70
        2,800         YORK INTERNATIONAL CORP........................................            107
                                                                                           ---------
                      TOTAL BASIC INDUSTRIES.........................................         30,485
                                                                                           ---------
CONSUMER CYCLICAL--10.22%
          496       * 1-800 CONTACTS, INC............................................              6
        1,930       * 99 CENTS ONLY STORES...........................................             74
        1,107         AARON RENTS, INC...............................................             18
        6,700       * ABERCROMBIE & FITCH CO (CLASS A)...............................            178
        4,031       * ACCLAIM ENTERTAINMENT, INC.....................................             21
          600       * ACKERLEY GROUP, INC............................................             11
        1,000       * ACTION PERFORMANCE COS, INC....................................             31
        3,500       * ACTV, INC......................................................              7
        6,051       * ADELPHIA COMMUNICATIONS CORP (CLASS A).........................            189
          750         ADVANCED MARKETING SERVICES, INC...............................             14
          686       * AFC ENTERPRISES, INC...........................................             19
          174       * ALEXANDER'S, INC...............................................             10
        1,066       * ALLIANCE GAMING CORP...........................................             31
        1,362       * AMC ENTERTAINMENT, INC.........................................             16
          500       * AMERCO.........................................................              9
          800       * AMERICAN AXLE & MANUFACTURING HOLDINGS, INC....................             17
        3,605       * AMERICAN EAGLE OUTFITTERS, INC.................................             94
        4,600       * AMERICAN GREETINGS CORP (CLASS A)..............................             63
          200       * AMERISTAR CASINOS, INC.........................................              5
        1,800       * ANNTAYLOR STORES CORP..........................................             63
      308,914       * AOL TIME WARNER, INC...........................................          9,916
        2,068         APOGEE ENTERPRISES, INC........................................             33
        6,257       * APOLLO GROUP, INC (CLASS A)....................................            282
          640       * APOLLO GROUP, INC (UNIVERSITY OF PHOENIX ONLINE)...............             21
        2,450         APPLEBEE'S INTERNATIONAL, INC..................................             84
        1,300         ARCTIC CAT, INC................................................             22
        1,600       * ARGOSY GAMING CO...............................................             52
        4,899         ARVINMERITOR, INC..............................................             96
        7,284         AUTOLIV, INC...................................................            148
        2,500       * AZTAR CORP.....................................................             46
        2,000       * BALLY TOTAL FITNESS HOLDING CORP...............................             43
          800         BANDAG, INC....................................................             28
        1,200         BARNES GROUP, INC..............................................             29
          745         BASSETT FURNITURE INDUSTRIES, INC..............................             10
          600       * BEASLEY BROADCAST GROUP, INC (CLASS A).........................              8
          200       * BEBE STORES, INC...............................................              4
       20,737       * BED BATH & BEYOND, INC.........................................            703
        5,629         BELO CORP (CLASS A)............................................            106
        8,200         BIG LOTS, INC..................................................             85
        2,300         BLOCKBUSTER, INC (CLASS A).....................................             58
        2,500         BOB EVANS FARMS, INC...........................................             61
        2,130       * BOCA RESORTS, INC (CLASS A)....................................             28
        1,900         BORGWARNER, INC................................................             99
        2,400         BOWNE & CO, INC................................................             31
        2,248       * BOYD GAMING CORP...............................................             15
        3,859       * BOYDS COLLECTION LTD...........................................             26
        7,050       * BRINKER INTERNATIONAL, INC.....................................            210
        1,400         BROWN SHOE CO, INC.............................................             23
        6,300         BRUNSWICK CORP.................................................            137
          900       * BUCA, INC......................................................             15
          500       * BUCKLE, INC....................................................             11
        1,220         BURLINGTON COAT FACTORY WAREHOUSE CORP.........................             20
          800         BUSH INDUSTRIES, INC (CLASS A).................................              9


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        6,450       * CABLEVISION SYSTEMS CORP (CLASS A).............................      $     306
        3,425       * CABLEVISION SYSTEMS CORP (RAINBOW MEDIA GROUP).................             85
        1,088       * CALIFORNIA PIZZA KITCHEN, INC..................................             27
        5,600         CALLAWAY GOLF CO...............................................            107
        2,656       * CATALINA MARKETING CORP........................................             92
        1,100         CATO CORP (CLASS A)............................................             21
        4,000         CBRL GROUP, INC................................................            118
        2,050       * CEC ENTERTAINMENT, INC.........................................             89
          900       * CHAMPIONSHIP AUTO RACING TEAMS, INC............................             14
        1,517       * CHARLOTTE RUSSE HOLDING, INC...................................             28
        7,400       * CHARMING SHOPPES, INC..........................................             39
        8,100       * CHARTER COMMUNICATIONS, INC (CLASS A)..........................            133
        1,500       * CHICO'S FAS, INC...............................................             60
          882       * CHILDREN'S PLACE RETAIL STORES, INC............................             24
        2,528       * CHOICE HOTELS INTERNATIONAL, INC...............................             56
        1,583       * CHRISTOPHER & BANKS CORP.......................................             54
          202         CHURCHILL DOWNS, INC...........................................              7
        3,000         CLAIRE'S STORES, INC...........................................             45
       35,460       * CLEAR CHANNEL COMMUNICATIONS, INC..............................          1,809
          800         COACHMEN INDUSTRIES, INC.......................................             10
          300       * COLDWATER CREEK, INC...........................................              6
          720       * COLE NATIONAL CORP.............................................             12
          750       * COLUMBIA SPORTSWEAR CO.........................................             25
       68,594       * COMCAST CORP (CLASS A) SPECIAL.................................          2,469
        4,500         COOPER TIRE & RUBBER CO........................................             72
        2,900       * COPART, INC....................................................            105
       13,889       * COX COMMUNICATIONS, INC (CLASS A)..............................            582
        2,400       * COX RADIO, INC (CLASS A).......................................             61
          500         CPI CORP.......................................................              8
          800       * CROWN MEDIA HOLDINGS, INC (CLASS A)............................              9
          500       * CSS INDUSTRIES, INC............................................             15
        2,421       * CUMULUS MEDIA, INC (CLASS A)...................................             39
       10,724         DANA CORP......................................................            149
        8,455         DARDEN RESTAURANTS, INC........................................            299
       40,115         DELPHI AUTOMOTIVE SYSTEMS CORP.................................            548
        3,200       * DIGITAL GENERATION SYSTEMS, INC................................              4
        4,532         DILLARD'S, INC (CLASS A).......................................             73
        2,137       * DIRECT FOCUS, INC..............................................             67
       19,180         DOLLAR GENERAL CORP............................................            286
        1,736       * DOLLAR THRIFTY AUTOMOTIVE GROUP, INC...........................             27
        7,030       * DOLLAR TREE STORES, INC........................................            217
        2,900         DONALDSON CO, INC..............................................            113
        7,767         DONNELLEY (R.R.) & SONS CO.....................................            231
        1,000         DOVER DOWNS ENTERTAINMENT, INC.................................             15
        3,337         DOW JONES & CO, INC............................................            183
        1,000       * DRESS BARN, INC................................................             25
        1,000       * DURA AUTOMOTIVE SYSTEMS, INC...................................             11
       21,082         EASTMAN KODAK CO...............................................            620
          687       * ELIZABETH ARDEN, INC...........................................             10
        2,184       * EMMIS COMMUNICATIONS CORP (CLASS A)............................             52
        1,991       * ENTERCOM COMMUNICATIONS CORP...................................            100
        2,845       * ENTRAVISION COMMUNICATIONS CORP (CLASS A)......................             34
        2,300       * EQUITY INNS, INC...............................................             15
        1,900       * EXIDE TECHNOLOGIES.............................................              2
        4,394       * EXTENDED STAY AMERICA, INC.....................................             72
        1,500         FACTSET RESEARCH SYSTEMS, INC..................................             52
       10,700         FAMILY DOLLAR STORES, INC......................................            321
        2,100         FEDDERS CORP...................................................              6
        5,200      b* FEDERAL-MOGUL CORP.............................................              4
       13,019       * FEDERATED DEPARTMENT STORES, INC...............................            532
        2,201         FELCOR LODGING TRUST, INC......................................             37
        1,274       * FINISH LINE, INC (CLASS A).....................................             19
          298         FISHER COMMUNICATIONS, INC.....................................             13
          554         FLORIDA EAST COAST INDUSTRIES, INC (CLASS B)...................             12
       10,100       * FOOT LOCKER, INC...............................................            158
        1,400       * FOOTSTAR, INC..................................................             44
      131,427         FORD MOTOR CO..................................................          2,066
        1,800         FOREST CITY ENTERPRISES, INC (CLASS A).........................             70


B-31                                See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
CONSUMER CYCLICAL--(Continued)
        1,100       * FOSSIL, INC....................................................      $      23
        9,529       * FOX ENTERTAINMENT GROUP, INC (CLASS A).........................            253
          850         FRED'S, INC....................................................             35
        1,015         FRIEDMAN'S, INC (CLASS A)......................................              9
        1,500         G & K SERVICES, INC (CLASS A)..................................             48
       19,092         GANNETT CO, INC................................................          1,284
       44,172         GAP, INC.......................................................            616
          100         GARAN, INC.....................................................              4
        1,554       * GAYLORD ENTERTAINMENT CO.......................................             38
       13,789       * GEMSTAR-TV GUIDE INTERNATIONAL, INC............................            382
        2,339         GENCORP, INC...................................................             33
       40,312         GENERAL MOTORS CORP............................................          1,959
        1,700       * GENESCO, INC...................................................             35
          873       * GENESISINTERMEDIA, INC.........................................              5
        5,400       * GENTEX CORP....................................................            144
       12,352         GENUINE PARTS CO...............................................            453
          800       * GLOBAL SPORTS, INC.............................................             16
       10,224         GOODYEAR TIRE & RUBBER CO......................................            243
        2,300         GRACO, INC.....................................................             90
          674         GRAY COMMUNICATIONS SYSTEMS, INC...............................              9
           52         GREY GLOBAL GROUP, INC.........................................             35
        1,100       * GROUP 1 AUTOMOTIVE, INC........................................             31
        1,226       * GUITAR CENTER, INC.............................................             17
          333       * GULFMARK OFFSHORE, INC.........................................              9
        2,057       * GYMBOREE CORP..................................................             25
        1,144         HANCOCK FABRICS, INC...........................................             15
        2,200       * HANDLEMAN CO...................................................             33
       21,968         HARLEY-DAVIDSON, INC...........................................          1,193
        2,270         HARMAN INTERNATIONAL INDUSTRIES, INC...........................            102
        8,531       * HARRAH'S ENTERTAINMENT, INC....................................            316
        3,000         HARTE-HANKS, INC...............................................             85
        1,300         HAVERTY FURNITURE COS, INC.....................................             22
        1,500      b* HAYES LEMMERZ INTERNATIONAL, INC...............................              0
        1,328       * HEARST-ARGYLE TELEVISION, INC..................................             29
          268       * HIBBETT SPORTING GOODS, INC....................................              8
       23,778         HILTON HOTELS CORP.............................................            260
        6,874       * HISPANIC BROADCASTING CORP.....................................            175
        2,900         HOLLINGER INTERNATIONAL, INC...................................             34
          700       * HOLLYWOOD CASINO CORP (CLASS A)................................              7
        3,100       * HOLLYWOOD ENTERTAINMENT CORP...................................             44
        1,300       * HOT TOPIC, INC.................................................             41
        1,299       * IHOP CORP......................................................             38
          700       * IMPCO TECHNOLOGIES, INC........................................              9
        1,420       * INFORMATION HOLDINGS, INC......................................             40
        2,800       * INSIGHT COMMUNICATIONS CO, INC.................................             68
        2,683         INTERACTIVE DATA CORP..........................................             38
        6,357       * INTERNATIONAL GAME TECHNOLOGY..................................            434
        2,100         INTERNATIONAL SPEEDWAY CORP (CLASS A)..........................             82
       27,346         INTERPUBLIC GROUP OF COS, INC..................................            808
        1,900       * INTERTAN, INC..................................................             24
        5,586         INTIMATE BRANDS, INC...........................................             83
        1,406       * ISLE OF CAPRI CASINOS, INC.....................................             19
       19,081         J.C. PENNEY CO, INC............................................            513
        2,697       * JACK IN THE BOX, INC...........................................             74
        1,300       * JAKKS PACIFIC, INC.............................................             25
        6,300         JOHNSON CONTROLS, INC..........................................            509
        8,138       * JONES APPAREL GROUP, INC.......................................            270
        1,919       * JOURNAL REGISTER CO............................................             40
        1,314       * K2, INC........................................................              9
        1,600         KELLWOOD CO....................................................             38
          500       * KENNETH COLE PRODUCTIONS, INC (CLASS A)........................              9
        2,200       * KEY3MEDIA GROUP, INC...........................................             12
        2,300         KIMBALL INTERNATIONAL, INC (CLASS B)...........................             35
        1,369       * KIRBY CORP.....................................................             38
       35,512       * KMART CORP.....................................................            194
        6,066         KNIGHT RIDDER, INC.............................................            394
       20,777       * KOHLS' CORP....................................................          1,464


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        3,001       * KRISPY KREME DOUGHNUTS, INC....................................      $     133
        2,000       * KROLL, INC.....................................................             30
          491         K-SWISS, INC (CLASS A).........................................             16
        4,250       * LAMAR ADVERTISING CO...........................................            180
        1,207         LANDRY'S RESTAURANTS, INC......................................             23
          823       * LANDS' END, INC................................................             41
          896         LASALLE HOTEL PROPERTIES.......................................             11
        3,512         LA-Z-BOY, INC..................................................             77
        4,318       * LEAR CORP......................................................            165
        3,200         LEE ENTERPRISES, INC...........................................            116
       14,117         LEGGETT & PLATT, INC...........................................            325
        1,300         LIBBEY, INC....................................................             42
        1,700       * LIBERTY DIGITAL, INC (CLASS A).................................              6
          300       * LIBERTY LIVEWIRE CORP (CLASS A)................................              2
      187,886       * LIBERTY MEDIA CORP (CLASS A)...................................          2,630
       24,875         LIMITED, INC...................................................            366
        2,603       * LINENS 'N THINGS, INC..........................................             66
        3,900         LIZ CLAIBORNE, INC.............................................            194
          675       * LODGENET ENTERTAINMENT CORP....................................             12
        1,517         LONE STAR STEAKHOUSE & SALOON, INC.............................             22
        1,800       * LUBY'S, INC....................................................             10
          200       * LYNCH INTERACTIVE CORP.........................................             14
        4,200       * MANDALAY RESORT GROUP..........................................             90
        1,100         MARCUS CORP....................................................             16
       13,664         MARRIOTT INTERNATIONAL, INC (CLASS A)..........................            555
          600       * MARTHA STEWART LIVING OMNIMEDIA, INC (CLASS A).................             10
          138       * MARVEL ENTERPRISES, INC (CLASS C WTS 10/02/02).................              0
        4,500       * MASCOTECH, INC ESCROW..........................................              0
       21,599         MAY DEPARTMENT STORES CO.......................................            799
        5,591         MAYTAG CORP....................................................            173
        1,668         MCCLATCHY CO (CLASS A).........................................             78
       93,335         MCDONALD'S CORP................................................          2,471
       14,009         MCGRAW-HILL COS, INC...........................................            854
          962         MEDIA GENERAL, INC (CLASS A)...................................             48
        2,300       * MEDIACOM COMMUNICATIONS CORP...................................             42
        1,100       * MEDIS TECHNOLOGIES LTD.........................................              8
        2,250       * MEN'S WEARHOUSE, INC...........................................             46
        2,800         MEREDITH CORP..................................................            100
        1,315       * METRO ONE TELECOMMUNICATIONS, INC..............................             40
        2,654       * METRO-GOLDWYN-MAYER, INC.......................................             58
        4,600       * MGM MIRAGE.....................................................            133
        4,400       * MICHAELS STORES, INC...........................................            145
        1,400       * MICROS SYSTEMS, INC............................................             35
        1,333         MIDAS, INC.....................................................             15
        2,000       * MIDWAY GAMES, INC..............................................             30
        1,166       * MILLENNIUM CELL, INC...........................................              6
        1,600         MODINE MANUFACTURING CO........................................             37
        2,896       * MOHAWK INDUSTRIES, INC.........................................            159
        1,875       * MONACO COACH CORP..............................................             41
          450       * MOVIE GALLERY, INC.............................................             11
        2,700       * MSC INDUSTRIAL DIRECT CO (CLASS A).............................             53
        1,337       * MTR GAMING GROUP, INC..........................................             21
        1,382         MYERS INDUSTRIES, INC..........................................             19
          727         NATIONAL GOLF PROPERTIES, INC..................................              6
          300         NATIONAL PRESTO INDUSTRIES, INC................................              8
        1,819       * NAUTICA ENTERPRISES, INC.......................................             23
        1,864       * NEIMAN MARCUS GROUP, INC (CLASS A).............................             58
          723       * NEIMAN MARCUS GROUP, INC (CLASS B).............................             21
          100       * NETRATINGS, INC................................................              2
       11,234         NEW YORK TIMES CO (CLASS A)....................................            486
        5,327         NIKE, INC (CLASS B)............................................            300
        7,500         NORDSTROM, INC.................................................            152
        1,800       * OAKLEY, INC....................................................             29
        1,400       * O'CHARLEY'S, INC...............................................             26
       13,477         OMNICOM GROUP, INC.............................................          1,204
          700       * ON COMMAND CORP................................................              2
        2,700       * O'REILLY AUTOMOTIVE, INC.......................................             98
          803         OSHKOSH B'GOSH, INC (CLASS A)..................................             34


B-32                                  See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
CONSUMER CYCLICAL--(Continued)
        1,050         OSHKOSH TRUCK CORP.............................................      $      51
        5,050       * OUTBACK STEAKHOUSE, INC........................................            173
          500       * P.F. CHANG'S CHINA BISTRO, INC.................................             24
        2,111       * PACIFIC SUNWEAR OF CALIFORNIA, INC.............................             43
          694       * PANERA BREAD CO (CLASS A)......................................             36
        1,075       * PAPA JOHN'S INTERNATIONAL, INC.................................             30
       19,100       * PARK PLACE ENTERTAINMENT CORP..................................            175
          600       * PARKERVISION, INC..............................................             13
        1,646       * PAYLESS SHOESOURCE, INC........................................             92
          600       * PENN NATIONAL GAMING, INC......................................             18
        1,600       * PENTON MEDIA, INC..............................................             10
        3,100       * PERFORMANCE FOOD GROUP CO......................................            109
        1,400         PHILLIPS-VAN HEUSEN CORP.......................................             15
        6,700         PIER 1 IMPORTS, INC............................................            116
        1,500       * PINNACLE ENTERTAINMENT, INC....................................              9
        4,000       * PINNACLE SYSTEMS, INC..........................................             32
        1,200       * PIXAR, INC.....................................................             43
          959       * PLATO LEARNING, INC............................................             16
          945       * PLAYBOY ENTERPRISES, INC (CLASS B).............................             16
        1,700         POLARIS INDUSTRIES, INC........................................             98
        3,803       * POLO RALPH LAUREN CORP.........................................            102
        2,000       * PRESSTEK, INC..................................................             18
          300       * PRICESMART, INC................................................             11
        3,200       * PRIME HOSPITALITY CORP.........................................             35
       17,709       * PRIMEDIA, INC..................................................             77
        1,000       * PRIVATE MEDIA GROUP, INC.......................................             10
          600         PULITZER, INC..................................................             31
        1,260       * QUAKER FABRIC CORP.............................................             10
        1,700       * QUIKSILVER, INC................................................             29
        3,960       * RADIO ONE, INC (CLASS A).......................................             73
        1,000       * RADIO ONE, INC (CLASS D).......................................             18
        1,350       * RARE HOSPITALITY INTERNATIONAL, INC............................             30
        7,453         READER'S DIGEST ASSOCIATION, INC (CLASS A).....................            172
          688       * RECOTON CORP...................................................              9
        3,400       * REEBOK INTERNATIONAL LTD.......................................             90
        1,100       * REGENT COMMUNICATIONS, INC.....................................              7
        2,650         REGIS CORP.....................................................             68
          519       * RENT-A-CENTER, INC.............................................             17
        1,175       * RESORTQUEST INTERNATIONAL, INC.................................              6
          476       * RESOURCES CONNECTION, INC......................................             13
          800         RIVIANA FOODS, INC.............................................             14
        5,800         ROSS STORES, INC...............................................            186
        4,600         RUBY TUESDAY, INC..............................................             95
        1,702         RUSSELL CORP...................................................             26
        2,500       * RYAN'S FAMILY STEAK HOUSES, INC................................             54
          700       * SAGA COMMUNICATIONS, INC (CLASS A).............................             14
        8,852       * SAKS, INC......................................................             83
          695       * SALEM COMMUNICATIONS CORP (CLASS A)............................             16
          460       * SALTON, INC....................................................              9
        2,028       * SCHOLASTIC CORP................................................            102
        1,100       * SCIENTIFIC GAMES CORP (CLASS A)................................             10
        1,200       * SCOTTS CO (CLASS A)............................................             57
        1,438       * SCP POOL CORP..................................................             39
        2,229         SCRIPPS (E.W.) CO (CLASS A)....................................            147
       21,025         SEARS ROEBUCK & CO.............................................          1,002
        2,000       * SHOPKO STORES, INC.............................................             19
        1,230       * SHUFFLE MASTER, INC............................................             19
        2,094       * SINCLAIR BROADCAST GROUP, INC (CLASS A)........................             20
        3,400       * SIRIUS SATELLITE RADIO, INC....................................             40
        6,200       * SIX FLAGS, INC.................................................             95
          308       * SKILLSOFT CORP.................................................              8
          840         SMITH (A.O.) CORP..............................................             16
        1,700       * SONIC AUTOMOTIVE, INC..........................................             40
        1,550       * SONIC CORP.....................................................             56
        1,473       * SOTHEBY'S HOLDINGS, INC (CLASS A)..............................             24
        2,700       * SPANISH BROADCASTING SYSTEM, INC (CLASS A).....................             27
        1,000       * SPEEDWAY MOTORSPORTS, INC......................................             25


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        1,100       * SPIEGEL, INC (CLASS A).........................................      $       5
          600       * SPORTS RESORTS INTERNATIONAL, INC..............................              5
          500         STANDARD MOTOR PRODUCTS, INC...................................              7
          389       * STANLEY FURNITURE CO, INC......................................              9
       27,267       * STARBUCKS CORP.................................................            521
        2,498       * STATION CASINOS, INC...........................................             28
        5,336         STEELCASE, INC (CLASS A).......................................             79
        2,000       * STEIN MART, INC................................................             17
        1,300       * STELLENT, INC..................................................             38
          600       * STEVEN MADDEN LTD..............................................              8
          700       * STONERIDGE, INC................................................              6
        3,300         STRIDE RITE CORP...............................................             22
          600         STURM RUGER & CO, INC..........................................              7
        1,400         SUPERIOR INDUSTRIES INTERNATIONAL, INC.........................             56
        2,100       * SYLVAN LEARNING SYSTEMS, INC...................................             46
        1,800         TALBOTS, INC...................................................             65
          400         TANGER FACTORY OUTLET CENTERS, INC.............................              8
       65,404         TARGET CORP....................................................          2,685
        1,267       * TBC CORP.......................................................             17
        2,719       * THE CHEESECAKE FACTORY, INC....................................             95
        1,400       * THE STEAK N SHAKE CO...........................................             15
          600         THOR INDUSTRIES, INC...........................................             22
        1,600       * THQ, INC.......................................................             78
       10,498         TIFFANY & CO...................................................            330
        1,400       * TIMBERLAND CO (CLASS A)........................................             52
       19,706         TJX COS, INC...................................................            785
        2,207       * TOO, INC.......................................................             61
        2,985       * TOPPS CO, INC..................................................             36
        2,800       * TOWER AUTOMOTIVE, INC..........................................             25
          450       * TRENDWEST RESORTS, INC.........................................             11
       13,513         TRIBUNE CO.....................................................            506
       10,629       * TRICON GLOBAL RESTAURANTS, INC.................................            523
          330       * TROPICAL SPORTSWEAR INTERNATIONAL CORP.........................              6
        7,500         TRW, INC.......................................................            278
        8,200       * U.S.A. NETWORKS, INC...........................................            224
        4,300       * UNIFI, INC.....................................................             31
          900       * UNIVERSAL ELECTRONICS, INC.....................................             15
       12,175       * UNIVISION COMMUNICATIONS, INC (CLASS A)........................            493
          400       * URBAN OUTFITTERS, INC..........................................             10
          582       * VAIL RESORTS, INC..............................................             10
        4,100       * VALASSIS COMMUNICATIONS, INC...................................            146
        1,100       * VALUE CITY DEPARTMENT STORES, INC..............................              5
          900       * VANS, INC......................................................             11
        1,331       * VASTERA, INC...................................................             22
        6,391         VF CORP........................................................            249
        7,400       * VIACOM, INC (CLASS A)..........................................            327
       88,879       * VIACOM, INC (CLASS B)..........................................          3,924
        9,356         VISTEON CORP...................................................            141
        1,600       * WABASH NATIONAL CORP...........................................             12
      200,938         WAL-MART STORES, INC...........................................         11,564
      151,894         WALT DISNEY CO.................................................          3,152
          276         WASHINGTON POST CO (CLASS B)...................................            146
        6,617         WENDY'S INTERNATIONAL, INC.....................................            193
        2,600       * WESTPOINT STEVENS, INC.........................................              6
        5,068       * WESTWOOD ONE, INC..............................................            152
        1,111       * WET SEAL, INC (CLASS A)........................................             26
        4,037         WHIRLPOOL CORP.................................................            296
        3,300         WILEY (JOHN) & SONS, INC (CLASS A).............................             76
        3,200       * WILLIAMS-SONOMA, INC...........................................            137
          700       * WILSONS THE LEATHER EXPERTS, INC...............................              8
          900         WINNEBAGO INDUSTRIES, INC......................................             33
        1,434       * WMS INDUSTRIES, INC............................................             29
        3,125         WOLVERINE WORLD WIDE, INC......................................             47
          500         WOODWARD GOVERNOR CO...........................................             29
          600       * WORLD WRESTLING FEDERATION ENTERTAINMENT, INC..................              8
        1,000       * XM SATELLITE RADIO HOLDINGS, INC...............................             18
        1,000       * YOUNG BROADCASTING, INC (CLASS A)..............................             18
        2,430       * ZALE CORP......................................................            102


B-33                               See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
CONSUMER CYCLICAL--(Continued)
        1,300       * ZENITH ELECTRONICS CORP........................................      $       0
        2,400       * ZOMAX, INC.....................................................             19
                                                                                           ---------
                      TOTAL CONSUMER CYCLICAL........................................         85,118
                                                                                           ---------

CONSUMER NON-CYCLICAL--9.19%
          600       * 1-800-FLOWERS.COM, INC.........................................              9
        1,696       * 7-ELEVEN, INC..................................................             20
        2,700         ALBERTO-CULVER CO (CLASS B)....................................            121
       29,254         ALBERTSON'S, INC...............................................            921
       13,681       * AMAZON.COM, INC................................................            148
        1,206       * AMERICAN ITALIAN PASTA CO (CLASS A)............................             51
       64,206         ANHEUSER-BUSCH COS, INC........................................          2,903
        1,274       * APPLICA, INC...................................................             11
       40,561         ARCHER DANIELS MIDLAND CO......................................            582
          900       * AURORA FOODS, INC..............................................              5
       18,663       * AUTONATION, INC................................................            230
        6,167       * AUTOZONE, INC..................................................            443
       16,070         AVON PRODUCTS, INC.............................................            747
        3,443       * BARNES & NOBLE, INC............................................            102
       11,979       * BEST BUY CO, INC...............................................            892
        5,232       * BJ'S WHOLESALE CLUB, INC.......................................            231
        2,400         BLYTH, INC.....................................................             56
        5,900       * BORDERS GROUP, INC.............................................            117
        1,200       * BOSTON BEER CO, INC (CLASS A)..................................             21
        2,731         BROWN-FORMAN CORP (CLASS B)....................................            171
           39       * BRUNO'S SUPERMARKETS, INC......................................              0
        2,500       * CADIZ, INC.....................................................             20
       15,941         CAMPBELL SOUP CO...............................................            476
        2,914         CASEY'S GENERAL STORES, INC....................................             43
        3,141       * CDW COMPUTER CENTERS, INC......................................            169
        2,663         CHURCH & DWIGHT CO, INC........................................             71
        2,579       * CIRCUIT CITY STORES, INC (CARMAX GROUP)........................             59
       14,049         CIRCUIT CITY STORES, INC (CIRCUIT CITY GROUP)..................            365
       12,156         CLOROX CO......................................................            481
        3,189       * COACH, INC.....................................................            124
      147,013         COCA-COLA CO...................................................          6,932
       15,633         COCA-COLA ENTERPRISES, INC.....................................            296
       40,091         COLGATE-PALMOLIVE CO...........................................          2,315
       38,769         CONAGRA FOODS, INC.............................................            922
        2,400       * CONSTELLATION BRANDS, INC (CLASS A)............................            103
        1,680         COORS (ADOLPH) CO (CLASS B)....................................             90
        2,575         CORN PRODUCTS INTERNATIONAL, INC...............................             91
        1,650       * COST PLUS, INC.................................................             44
       32,687       * COSTCO WHOLESALE CORP..........................................          1,451
       28,275         CVS CORP.......................................................            837
        3,150       * DEAN FOODS CO..................................................            215
        1,827       * DEL MONTE FOODS CO.............................................             16
        2,435         DELTA & PINE LAND CO...........................................             55
        6,800         DIAL CORP......................................................            117
        3,045         DIMON, INC.....................................................             22
        3,073         DOLE FOOD CO...................................................             82
        1,400         DREYER'S GRAND ICE CREAM, INC..................................             54
          593       * DUANE READE, INC...............................................             18
          300       * ELECTRONICS BOUTIQUE HOLDINGS CORP.............................             12
        6,600       * ENERGIZER HOLDINGS, INC........................................            126
        7,481         ESTEE LAUDER COS (CLASS A).....................................            240
        2,243         ETHAN ALLEN INTERIORS, INC.....................................             93
          600       * EXPEDIA, INC (CLASS A).........................................             24
          900       * FACTORY 2-U STORES, INC........................................             18
          100         FARMER BROTHERS CO.............................................             27
        2,100         FASTENAL CO....................................................            140
        3,000         FLEMING COS, INC...............................................             56
        1,300       * FLOWERS FOODS, INC.............................................             52
          600       * FTD.COM, INC...................................................              4
          624       * FTI CONSULTING, INC............................................             20
        3,700       * FURNITURE BRANDS INTERNATIONAL, INC............................            118


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
       25,961         GENERAL MILLS, INC.............................................      $   1,350
       76,557         GILLETTE CO....................................................          2,557
        1,400       * GREAT ATLANTIC & PACIFIC TEA CO, INC...........................             33
          323       * GREEN MOUNTAIN COFFEE, INC.....................................              9
        1,696       * HAIN CELESTIAL GROUP, INC......................................             47
       10,330         HASBRO, INC....................................................            168
       25,258         HEINZ (H.J.) CO................................................          1,039
           33         HERBALIFE INTERNATIONAL, INC (CLASS A).........................              0
        1,266         HERBALIFE INTERNATIONAL, INC (CLASS B).........................             17
        5,500         HERMAN MILLER, INC.............................................            130
        6,684         HERSHEY FOODS CORP.............................................            453
      170,084         HOME DEPOT, INC................................................          8,676
        5,458         HORMEL FOODS CORP..............................................            147
        1,700         HUGHES SUPPLY, INC.............................................             52
          700         INGLES MARKETS, INC (CLASS A)..................................              8
        2,400       * INSIGHT ENTERPRISES, INC.......................................             59
        3,400         INTERFACE, INC (CLASS A).......................................             19
        5,690         INTERNATIONAL FLAVORS & FRAGRANCES, INC........................            169
        1,300       * INTERNATIONAL MULTIFOODS CORP..................................             31
        2,100         INTERSTATE BAKERIES CORP.......................................             51
        1,376         J.M. SMUCKER CO................................................             49
          773       * JILL (J.) GROUP, INC...........................................             17
       17,299         KELLOGG CO.....................................................            521
       58,239       * KROGER CO......................................................          1,215
          365       * LADENBURG THALMANN FINANCIAL SERVICES, INC.....................              0
        2,062         LANCASTER COLONY CORP..........................................             73
        2,000         LANCE, INC.....................................................             29
          400       * LITHIA MOTORS, INC (CLASS A)...................................              8
        2,200         LONGS DRUG STORES CORP.........................................             51
       56,080         LOWE'S COS.....................................................          2,603
       30,982         MATTEL, INC....................................................            533
        5,000         MCCORMICK & CO, INC (NON-VOTE).................................            210
          623         MOVADO GROUP, INC..............................................             12
          785         NASH FINCH CO..................................................             24
          847         NATURE'S SUNSHINE PRODUCTS, INC................................             10
        3,129       * NBTY, INC......................................................             37
       18,188         NEWELL RUBBERMAID, INC.........................................            501
        3,400         NU SKIN ENTERPRISES, INC (CLASS A).............................             30
       21,400       * OFFICE DEPOT, INC..............................................            397
        7,750       * OFFICEMAX, INC.................................................             35
        1,200         ONEIDA LTD.....................................................             16
        2,206       * PATHMARK STORES, INC...........................................             54
          400       * PC CONNECTION, INC.............................................              6
        3,300         PEP BOYS-MANNY MOE & JACK......................................             57
       12,650         PEPSI BOTTLING GROUP, INC......................................            297
        6,171         PEPSIAMERICAS INC..............................................             85
      127,040         PEPSICO, INC...................................................          6,186
        4,500       * PERRIGO CO.....................................................             53
        7,127       * PETSMART, INC..................................................             70
      157,236         PHILIP MORRIS COS, INC.........................................          7,209
        1,200         PILGRIM'S PRIDE CORP (CLASS B).................................             16
        1,900       * PLAYTEX PRODUCTS, INC..........................................             19
        7,425       * PRICELINE.COM, INC.............................................             43
       94,035         PROCTER & GAMBLE CO............................................          7,441
        7,055         R.J. REYNOLDS TOBACCO HOLDINGS, INC............................            397
       13,193         RADIOSHACK CORP................................................            397
        1,900       * RALCORP HOLDINGS, INC..........................................             43
        1,500       * REVLON, INC (CLASS A)..........................................             10
       28,124       * RITE AID CORP..................................................            142
          700       * ROBERT MONDAVI CORP (CLASS A)..................................             27
        2,200         RUDDICK CORP...................................................             35
          700         RUSS BERRIE & CO, INC..........................................             21
       34,379       * SAFEWAY, INC...................................................          1,435
       56,789         SARA LEE CORP..................................................          1,262
          740         SCHWEITZER-MAUDUIT INTERNATIONAL, INC..........................             18
        3,500         SENSIENT TECHNOLOGIES CORP.....................................             73
        1,100       * SKECHERS USA, INC (CLASS A)....................................             16
        1,850       * SLI, INC.......................................................              5


B-34                                   See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
CONSUMER NON-CYCLICAL--(Continued)
          900       * SMART & FINAL, INC.............................................      $       9
        7,500       * SMITHFIELD FOODS, INC..........................................            165
        1,421       * SPARTAN STORES, INC............................................             17
        2,500       * STAMPS.COM, INC................................................              9
          744         STANDARD COMMERCIAL CORP.......................................             12
       32,881       * STAPLES, INC...................................................            615
        1,400       * STAR SCIENTIFIC, INC...........................................              4
          500         STEPAN CO......................................................             12
        1,000         THOMAS INDUSTRIES, INC.........................................             25
        1,900       * TICKETMASTER (CLASS B).........................................             31
        1,563         TOOTSIE ROLL INDUSTRIES, INC...................................             61
       14,403       * TOYS "R" US, INC...............................................            299
        2,550       * TRANS WORLD ENTERTAINMENT CORP.................................             19
          900       * TRIARC COS, INC................................................             22
          700       * TUESDAY MORNING CORP...........................................             13
        3,750         TUPPERWARE CORP................................................             72
        1,200       * TWEETER HOME ENTERTAINMENT GROUP, INC..........................             35
       15,853         TYSON FOODS, INC (CLASS A).....................................            183
          600       * UNITED AUTO GROUP, INC.........................................             15
          600       * UNITED NATURAL FOODS, INC......................................             15
        2,000         UNIVERSAL CORP.................................................             73
       11,669         UST, INC.......................................................            408
        1,719       * VALUEVISION INTERNATIONAL, INC (CLASS A).......................             34
        1,050         VECTOR GROUP LTD...............................................             34
       74,032         WALGREEN CO....................................................          2,490
          900         WEIS MARKETS, INC..............................................             25
        3,533       * WHOLE FOODS MARKET, INC........................................            154
        1,200       * WILD OATS MARKETS, INC.........................................             12
        5,993         WINN-DIXIE STORES, INC.........................................             85
       11,258         WRIGLEY (WM.) JR CO............................................            578
        1,000       * YANKEE CANDLE CO, INC..........................................             23
                                                                                           ---------
                      TOTAL CONSUMER NON-CYCLICAL....................................         76,531
                                                                                           ---------
ENERGY--5.16%
          997       * 3TEC ENERGY CORP...............................................             14
        4,964         AMERADA HESS CORP..............................................            310
       18,072         ANADARKO PETROLEUM CORP........................................          1,027
        9,896         APACHE CORP....................................................            494
        5,016         ASHLAND, INC...................................................            231
          400       * ATP OIL & GAS CORP.............................................              1
          700       * ATWOOD OCEANICS, INC...........................................             24
       24,202         BAKER HUGHES, INC..............................................            883
        1,300         BERRY PETROLEUM CO (CLASS A)...................................             20
       11,817       * BJ SERVICES CO.................................................            383
       14,649         BURLINGTON RESOURCES, INC......................................            550
        2,000         CABOT OIL & GAS CORP (CLASS A).................................             48
        2,325       * CAL DIVE INTERNATIONAL, INC....................................             57
          600       * CALLON PETROLEUM CORP..........................................              4
        4,654       * CAPSTONE TURBINE CORP..........................................             25
          400         CARBO CERAMICS, INC............................................             16
        9,300       * CHESAPEAKE ENERGY CORP.........................................             61
       77,406         CHEVRONTEXACO CORP.............................................          6,936
          300       * CLAYTON WILLIAMS ENERGY, INC...................................              4
        1,600       * COMSTOCK RESOURCES, INC........................................             11
       45,054         CONOCO, INC....................................................          1,275
        3,720       * COOPER CAMERON CORP............................................            150
        1,100       * DENBURY RESOURCES, INC.........................................              8
        8,429         DEVON ENERGY CORP..............................................            326
        3,941         DIAMOND OFFSHORE DRILLING, INC.................................            120
          463       * DRIL-QUIP, INC.................................................             11
        2,449       * EEX CORP.......................................................              5
        1,605       * ENERGY PARTNERS LTD............................................             12
        9,900         ENSCO INTERNATIONAL, INC.......................................            246
        7,541         EOG RESOURCES, INC.............................................            295
        1,200       * EVERGREEN RESOURCES, INC.......................................             46
      496,562         EXXON MOBIL CORP...............................................         19,515
        2,013       * FOREST OIL CORP................................................             57


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
           14       * FOREST OIL CORP WTS 02/15/04...................................      $       0
           14       * FOREST OIL CORP WTS 02/15/05...................................              0
        2,000         FRONTIER OIL CORP..............................................             33
        4,627       * GLOBAL INDUSTRIES LTD..........................................             41
        7,520       * GRANT PRIDECO, INC.............................................             86
       10,762       * GREY WOLF, INC.................................................             32
          600       * GULF ISLAND FABRICATION, INC...................................              8
       30,950         HALLIBURTON CO.................................................            405
        5,700       * HANOVER COMPRESSOR CO..........................................            144
        3,700         HELMERICH & PAYNE, INC.........................................            124
          602         HOLLY CORP.....................................................             12
        1,000       * HORIZON OFFSHORE, INC..........................................              8
          700       * HOUSTON EXPLORATION CO.........................................             24
          939       * HYDRIL CO......................................................             17
        3,300       * INPUT/OUTPUT, INC..............................................             27
        1,843       * KCS ENERGY, INC................................................              6
        7,746         KERR-MCGEE CORP................................................            424
        6,841       * KEY ENERGY SERVICES, INC.......................................             63
          800       * KEY PRODUCTION CO, INC.........................................             14
          400         LUFKIN INDUSTRIES, INC.........................................             11
        2,114       * MAGNUM HUNTER RESOURCES, INC...................................             18
       22,120         MARATHON OIL CORP..............................................            664
        2,600       * MAVERICK TUBE CORP.............................................             34
        1,030       * MCMORAN EXPLORATION CO.........................................              6
        3,300       * MERIDIAN RESOURCE CORP.........................................             13
        1,600         MITCHELL ENERGY & DEVELOPMENT CORP (CLASS A)...................             85
        2,652         MURPHY OIL CORP................................................            223
        9,228       * NABORS INDUSTRIES, INC.........................................            317
        5,875       * NATIONAL-OILWELL, INC..........................................            121
        2,788       * NEWFIELD EXPLORATION CO........................................             99
        4,100         NOBLE AFFILIATES, INC..........................................            145
        9,530       * NOBLE DRILLING CORP............................................            324
        1,100       * NUEVO ENERGY CO................................................             17
       26,757         OCCIDENTAL PETROLEUM CORP......................................            710
       12,300         OCEAN ENERGY, INC..............................................            236
        1,600       * OCEANEERING INTERNATIONAL, INC.................................             35
          490       * OSCA, INC......................................................             10
        6,100       * PARKER DRILLING CO.............................................             23
        1,000         PATINA OIL & GAS CORP..........................................             28
        4,900       * PATTERSON-UTI ENERGY, INC......................................            114
        5,600         PENNZOIL-QUAKER STATE CO.......................................             81
       27,412         PHILLIPS PETROLEUM CO..........................................          1,652
        7,100       * PIONEER NATURAL RESOURCES CO...................................            137
        1,700       * PLAINS RESOURCES, INC..........................................             42
        3,887         POGO PRODUCING CO..............................................            102
        9,500       * PRIDE INTERNATIONAL, INC.......................................            143
          650       * PRIMA ENERGY CORP..............................................             14
          300       * PRIZE ENERGY CORP..............................................              7
          984       * PURE RESOURCES, INC............................................             20
          800       * PYR ENERGY CORP................................................              2
        3,492       * RANGE RESOURCES CORP...........................................             16
        1,164       * REMINGTON OIL & GAS CORP.......................................             20
        6,815       * ROWAN COS, INC.................................................            132
          700         RPC, INC.......................................................             12
        1,246       * SEACOR SMIT, INC...............................................             58
        1,500       * SEITEL, INC....................................................             20
        3,628       * SMITH INTERNATIONAL, INC.......................................            195
        1,366       * SPINNAKER EXPLORATION CO.......................................             56
        2,100         ST. MARY LAND & EXPLORATION CO.................................             44
        1,585       * STONE ENERGY CORP..............................................             63
        5,560         SUNOCO, INC....................................................            208
        3,300       * SUPERIOR ENERGY SERVICES, INC..................................             29
        1,700       * SWIFT ENERGY CO................................................             34
        2,600       * TESORO PETROLEUM CORP..........................................             34
        4,020         TIDEWATER, INC.................................................            136
        2,200       * TOM BROWN, INC.................................................             59
          486       * TOTAL FINA ELF S.A. WTS 08/05/03...............................             12
        1,143       * TRANSMONTAIGNE, INC............................................              6


B-35                                    See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
ENERGY--(Continued)
           26       * TRANSTEXAS GAS CORP WTS 06/30/02...............................      $       0
        1,700       * TRICO MARINE SERVICES, INC.....................................             13
        5,223         ULTRAMAR DIAMOND SHAMROCK CORP.................................            258
        2,300       * UNIT CORP......................................................             30
          500       * UNIVERSAL COMPRESSION HOLDINGS, INC............................             15
       17,579         UNOCAL CORP....................................................            634
        4,489         VALERO ENERGY CORP.............................................            171
        5,411       * VARCO INTERNATIONAL, INC.......................................             81
        2,300       * VERITAS DGC, INC...............................................             43
        3,500         VINTAGE PETROLEUM, INC.........................................             51
        7,627       * WEATHERFORD INTERNATIONAL, INC.................................            284
        2,192       * WESTPORT RESOURCES CORP........................................             38
        1,341       * W-H ENERGY SERVICES, INC.......................................             25
        2,054       * XANSER CORP....................................................              4
        8,532         XTO ENERGY, INC................................................            149
                                                                                           ---------
                      TOTAL ENERGY...................................................         42,996
                                                                                           ---------
FINANCIAL SERVICES--19.01%
          630         1ST SOURCE CORP................................................             13
        2,000         21ST CENTURY INSURANCE GROUP...................................             39
        5,855         A.G. EDWARDS, INC..............................................            259
        1,400         ACADIA REALTY TRUST............................................              9
        1,625         ADVANTA CORP (CLASS A).........................................             16
        1,600       * AFFILIATED MANAGERS GROUP, INC.................................            113
       37,842         AFLAC, INC.....................................................            929
          700         ALABAMA NATIONAL BANCORP.......................................             24
        1,100         ALEXANDRIA REAL ESTATE EQUITIES, INC...........................             45
        2,900         ALFA CORP......................................................             65
          415       * ALLEGHANY CORP.................................................             80
        7,200         ALLIED CAPITAL CORP............................................            187
        3,924         ALLMERICA FINANCIAL CORP.......................................            175
       51,812         ALLSTATE CORP..................................................          1,746
        5,100         AMB PROPERTY CORP..............................................            133
        6,554         AMBAC FINANCIAL GROUP, INC.....................................            379
        1,900         AMCORE FINANCIAL, INC..........................................             42
        2,300         AMERICAN CAPITAL STRATEGIES LTD................................             65
       96,892         AMERICAN EXPRESS CO............................................          3,458
        3,000         AMERICAN FINANCIAL GROUP, INC..................................             74
        2,000         AMERICAN FINANCIAL HOLDINGS, INC...............................             51
      166,663         AMERICAN INTERNATIONAL GROUP, INC..............................         13,233
          800         AMERICAN NATIONAL INSURANCE CO.................................             67
          852       * AMERICAN PHYSICIANS CAPITAL, INC...............................             19
        5,450       * AMERICREDIT CORP...............................................            172
        7,797       * AMERITRADE HOLDINGS CORP (CLASS A).............................             46
        3,000         AMERUS GROUP CO................................................            108
        1,041         AMLI RESIDENTIAL PROPERTIES TRUST..............................             26
       26,448         AMSOUTH BANCORPORATION.........................................            500
        3,237      b* ANC RENTAL CORP................................................              0
        1,400         ANCHOR BANCORP WISCONSIN, INC..................................             25
        3,270         ANNALY MORTGAGE MANAGEMENT, INC................................             52
        2,316         ANTHRACITE CAPITAL, INC........................................             25
       16,990         AON CORP.......................................................            603
        4,825         APARTMENT INVESTMENT & MANAGEMENT CO (CLASS A).................            221
       12,009         ARCHSTONE-SMITH TRUST..........................................            316
        4,170         ARDEN REALTY, INC..............................................            111
          500         AREA BANCSHARES CORP...........................................             10
        1,300         ARGONAUT GROUP, INC............................................             25
          465         ARROW FINANCIAL CORP...........................................             14
        4,759         ASSOCIATED BANC-CORP...........................................            168
        1,181         ASSOCIATED ESTATES REALTY CORP.................................             11
        6,490         ASTORIA FINANCIAL CORP.........................................            172
        4,460         AVALONBAY COMMUNITIES, INC.....................................            211
          552         BALDWIN & LYONS, INC (CLASS B).................................             14
          400         BANCFIRST CORP.................................................             14
          569         BANCFIRST OHIO CORP............................................             14
        6,000         BANCORPSOUTH, INC..............................................            100
          817         BANK MUTUAL CORP...............................................             12


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
      114,199         BANK OF AMERICA CORP...........................................      $   7,189
          800         BANK OF GRANITE CORP...........................................             16
       53,437         BANK OF NEW YORK CO, INC.......................................          2,180
       84,770         BANK ONE CORP..................................................          3,310
        2,800       * BANK UNITED CORP (CONTINGENT PAYMENT RTS)......................              0
        2,100         BANKATLANTIC BANCORP, INC (CLASS A)............................             19
       11,058         BANKNORTH GROUP, INC...........................................            249
        1,139       * BANKUNITED FINANCIAL CORP (CLASS A)............................             17
          777         BANNER CORP....................................................             13
        4,537       * BAY VIEW CAPITAL CORP..........................................             33
       32,884         BB&T CORP......................................................          1,187
        6,044         BEAR STEARNS COS, INC..........................................            354
          627       * BEAZER HOMES USA, INC..........................................             46
        1,323         BEDFORD PROPERTY INVESTORS, INC................................             30
        1,550         BERKLEY (W.R.) CORP............................................             83
          420       * BKF CAPITAL GROUP, INC.........................................             12
        1,017       * BLACKROCK, INC.................................................             42
          618       * BOK FINANCIAL CORP.............................................             19
          859         BOSTON PRIVATE FINANCIAL HOLDINGS, INC.........................             19
        5,090         BOSTON PROPERTIES, INC.........................................            193
        1,400         BOYKIN LODGING CO..............................................             11
        1,933         BRANDYWINE REALTY TRUST........................................             41
        3,400         BRE PROPERTIES, INC (CLASS A)..................................            105
          900         BROOKLINE BANCORP, INC.........................................             15
        3,054         BROWN & BROWN, INC.............................................             83
          700         BSB BANCORP, INC...............................................             17
        1,694         BURNHAM PACIFIC PROPERTIES, INC................................              7
        2,616         CAMDEN PROPERTY TRUST..........................................             96
        1,218         CAPITAL AUTOMOTIVE REIT........................................             24
          400         CAPITAL CITY BANK GROUP, INC...................................             10
       15,600         CAPITAL ONE FINANCIAL CORP.....................................            842
        2,028         CAPITOL FEDERAL FINANCIAL......................................             42
          668         CAPITOL TRANSAMERICA CORP......................................             11
          650         CAPSTEAD MORTGAGE CORP.........................................             15
        4,152         CARRAMERICA REALTY CORP........................................            125
        1,900         CASH AMERICA INTERNATIONAL, INC................................             16
        7,200       * CATELLUS DEVELOPMENT CORP......................................            132
          594         CATHAY BANCORP, INC............................................             38
        1,574         CBL & ASSOCIATES PROPERTIES, INC...............................             50
          630         CCBT FINANCIAL COS, INC........................................             15
          938       * CCC INFORMATION SERVICES GROUP, INC............................              6
        1,535         CENTENNIAL BANCORP.............................................             11
        1,600         CENTERPOINT PROPERTIES CORP....................................             80
          431       * CENTRAL COAST BANCORP..........................................              9
        1,178         CFS BANCORP, INC...............................................             17
       78,513         CHARLES SCHWAB CORP............................................          1,215
        2,500         CHARTER MUNICIPAL MORTGAGE ACCEPTANCE CO.......................             41
       16,289         CHARTER ONE FINANCIAL, INC.....................................            442
        1,470         CHATEAU COMMUNITIES, INC.......................................             44
        1,087         CHELSEA PROPERTY GROUP, INC....................................             53
        1,586         CHEMICAL FINANCIAL CORP........................................             48
        2,237         CHITTENDEN CORP................................................             62
        4,556       * CHOICEPOINT, INC...............................................            231
       12,346         CHUBB CORP.....................................................            852
        9,908         CINCINNATI FINANCIAL CORP......................................            378
      373,474         CITIGROUP, INC.................................................         18,853
        3,321         CITIZENS BANKING CORP..........................................            109
        1,500       * CITIZENS, INC..................................................             19
          700         CITY BANK......................................................             17
        1,237       * CITY HOLDING CO................................................             15
        2,756         CITY NATIONAL CORP.............................................            129
          713       * CLARK/BARDES, INC..............................................             18
        2,100       * CNA FINANCIAL CORP.............................................             61
        1,100         CNA SURETY CORP................................................             17
        1,300       * COAST FEDERAL LITIGATION (CONTINGENT PAYMENT RTS)..............              0
          300         COASTAL BANCORP, INC...........................................              9
          450         COBIZ, INC.....................................................              6
        8,312         COLONIAL BANCGROUP, INC........................................            117


B-36                             See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
FINANCIAL SERVICES--(Continued)
        1,112         COLONIAL PROPERTIES TRUST......................................      $      35
          961       * COLUMBIA BANKING SYSTEM, INC...................................             13
        8,500      b* COMDISCO, INC..................................................              4
       12,883         COMERICA, INC..................................................            738
        4,170         COMMERCE BANCORP, INC..........................................            164
        4,793         COMMERCE BANCSHARES, INC.......................................            187
        1,800         COMMERCE GROUP, INC............................................             68
        3,650         COMMERCIAL FEDERAL CORP........................................             86
        2,501         COMMERCIAL NET LEASE REALTY, INC...............................             33
          635         COMMONWEALTH BANCORP, INC......................................             14
          721         COMMUNITY BANK SYSTEM, INC.....................................             19
          510         COMMUNITY BANKS, INC...........................................             14
        2,633         COMMUNITY FIRST BANKSHARES, INC................................             68
          757         COMMUNITY TRUST BANCORP, INC...................................             18
        9,286         COMPASS BANCSHARES, INC........................................            263
          900       * COMPUCREDIT CORP...............................................             11
          823         CONNECTICUT BANCSHARES, INC....................................             21
       21,196       * CONSECO, INC...................................................             95
        2,900         CORNERSTONE REALTY INCOME TRUST, INC...........................             33
          600         CORPORATE OFFICE PROPERTIES TRUST..............................              7
        1,800       * CORRECTIONS CORP OF AMERICA....................................             33
          700         CORUS BANKSHARES, INC..........................................             32
        8,829         COUNTRYWIDE CREDIT INDUSTRIES, INC.............................            362
        2,641         COUSINS PROPERTIES, INC........................................             64
          500         CPB, INC.......................................................             15
        2,700         CRAWFORD & CO (CLASS B)........................................             32
        1,100       * CREDIT ACCEPTANCE CORP.........................................             10
        6,400         CRESCENT REAL ESTATE EQUITIES CO...............................            116
          400       * CRESECENT OPERATING, INC.......................................              0
        1,100       * CRESTLINE CAPITAL CORP.........................................             34
        1,548         CROWN AMERICAN REALTY TRUST....................................             12
        1,500       * CSK AUTO CORP..................................................             15
        3,700         CULLEN/FROST BANKERS, INC......................................            114
          220         CURTISS-WRIGHT CORP (CLASS B)..................................             10
        1,500         CVB FINANCIAL CORP.............................................             35
          952         DELPHI FINANCIAL GROUP, INC (CLASS A)..........................             32
        3,667         DEVELOPERS DIVERSIFIED REALTY CORP.............................             70
        6,287         DIME BANCORP, INC..............................................            227
       11,800       * DIME BANCORP, INC (LITIGATION TRACKING WTS)....................              2
        1,093         DIME COMMUNITY BANCSHARES......................................             31
        2,700         DORAL FINANCIAL CORP...........................................             84
        1,494         DOWNEY FINANCIAL CORP..........................................             62
        9,480         DUKE REALTY CORP...............................................            231
       21,285       * E*TRADE GROUP, INC.............................................            218
        1,700         EAST WEST BANCORP, INC.........................................             44
        1,200         EASTGROUP PROPERTIES, INC......................................             28
        4,400         EATON VANCE CORP...............................................            156
        1,000       * ELECTRO RENT CORP..............................................             13
        1,100         ENTERTAINMENT PROPERTIES TRUST.................................             21
       30,002         EQUITY OFFICE PROPERTIES TRUST.................................            902
       19,586         EQUITY RESIDENTIAL PROPERTIES TRUST............................            562
        1,423         ERIE INDEMNITY CO (CLASS A)....................................             55
        1,072         ESSEX PROPERTY TRUST, INC......................................             53
          800         F & M BANCORP..................................................             20
       72,630         FANNIE MAE.....................................................          5,774
          511         FARMERS CAPITAL BANK CORP......................................             19
          881         FBL FINANCIAL GROUP, INC (CLASS A).............................             15
          591       * FEDERAL AGRICULTURAL MORTGAGE CORP (CLASS C)...................             24
        2,750         FEDERAL REALTY INVESTMENT TRUST................................             63
        5,713         FEDERATED INVESTORS, INC (CLASS B).............................            182
        1,153         FIDELITY BANKSHARES, INC.......................................             18
        6,176         FIDELITY NATIONAL FINANCIAL, INC...............................            153
       35,707         FIFTH THIRD BANCORP............................................          2,190
          781       * FINANCIAL FEDERAL CORP.........................................             24
          606         FINANCIAL INSTITUTIONS, INC....................................             14
        3,946       * FINOVA GROUP, INC..............................................              2
        4,978         FIRST AMERICAN CORP............................................             93


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        1,500         FIRST BANCORP (PUERTO RICO)....................................      $      43
          480         FIRST BANCORP NORTH CAROLINA...................................             11
          600         FIRST BUSEY CORP...............................................             13
        2,300         FIRST CHARTER CORP.............................................             39
          400         FIRST CITIZENS BANCSHARES, INC (CLASS A).......................             39
        4,300         FIRST COMMONWEALTH FINANCIAL CORP..............................             50
          588         FIRST COMMUNITY BANCSHARES.....................................             17
          468         FIRST ESSEX BANCORP, INC.......................................             13
        1,100         FIRST FEDERAL CAPITAL CORP.....................................             17
        2,531         FIRST FINANCIAL BANCORP........................................             45
          875         FIRST FINANCIAL BANKSHARES, INC................................             26
          500         FIRST FINANCIAL CORP (INDIANA).................................             22
        1,000         FIRST FINANCIAL HOLDINGS, INC..................................             24
          800         FIRST INDIANA CORP.............................................             18
          520         FIRST MERCHANTS CORP...........................................             12
        3,625         FIRST MIDWEST BANCORP, INC.....................................            106
          700         FIRST NIAGARA FINANCIAL GROUP, INC.............................             12
        1,127         FIRST PLACE FINANCIAL CORP.....................................             18
          777       * FIRST REPUBLIC BANK............................................             19
        2,064         FIRST SENTINEL BANCORP, INC....................................             26
        9,215         FIRST TENNESSEE NATIONAL CORP..................................            334
        3,434         FIRST VIRGINIA BANKS, INC......................................            174
        1,200       * FIRSTFED FINANCIAL CORP........................................             31
        5,649         FIRSTMERIT CORP................................................            153
          300         FLAGSTAR BANCORP, INC..........................................              6
       76,411         FLEETBOSTON FINANCIAL CORP.....................................          2,789
          783         FLUSHING FINANCIAL CORP........................................             14
        1,785         FNB CORP.......................................................             47
       12,381         FRANKLIN RESOURCES, INC........................................            437
       50,396         FREDDIE MAC....................................................          3,296
        4,100         FREMONT GENERAL CORP...........................................             32
        2,300       * FRIEDMAN, BILLINGS, RAMSEY GROUP, INC..........................             12
        1,300         FRONTIER FINANCIAL CORP........................................             34
          400       * FRONTLINE CAPITAL GROUP, INC...................................              0
        5,920         FULTON FINANCIAL CORP..........................................            129
          400       * GABELLI ASSET MANAGEMENT, INC (CLASS A)........................             17
        1,700         GABLES RESIDENTIAL TRUST.......................................             50
        6,100         GALLAGHER (ARTHUR J.) & CO.....................................            210
        3,203       * GARTNER, INC (CLASS A).........................................             37
        2,624       * GARTNER, INC (CLASS B).........................................             29
          582         GBC BANCORP....................................................             17
        3,800         GENERAL GROWTH PROPERTIES, INC.................................            147
          690         GERMAN AMERICAN BANCORP........................................             11
          992         GLACIER BANCORP, INC...........................................             21
        1,606         GLENBOROUGH REALTY TRUST, INC..................................             31
        1,900         GLIMCHER REALTY TRUST..........................................             36
        1,700         GOLD BANC CORP, INC............................................             12
        5,200         GOLDEN STATE BANCORP, INC......................................            136
        3,400       * GOLDEN STATE BANCORP, INC (LITIGATION TRACKING WTS 12/31/60)...              4
        9,198         GOLDEN WEST FINANCIAL CORP.....................................            541
       15,723         GOLDMAN SACHS GROUP, INC.......................................          1,458
          500         GREAT AMERICAN FINANCIAL RESOURCES, INC........................              9
        1,146         GREAT LAKES REIT, INC..........................................             18
          416         GREAT SOUTHERN BANCORP, INC....................................             13
        3,646         GREATER BAY BANCORP............................................            104
        6,162         GREENPOINT FINANCIAL CORP......................................            220
          586         HANCOCK HOLDING CO.............................................             25
        1,600         HARBOR FLORIDA BANCSHARES, INC.................................             27
        2,139         HARLEYSVILLE GROUP, INC........................................             51
        1,400         HARLEYSVILLE NATIONAL CORP.....................................             33
       17,274         HARTFORD FINANCIAL SERVICES GROUP, INC.........................          1,085
        3,600         HCC INSURANCE HOLDINGS, INC....................................             99
        3,800         HEALTH CARE PROPERTY INVESTORS, INC............................            138
        2,301         HEALTH CARE REIT, INC..........................................             56
        3,000         HEALTHCARE REALTY TRUST, INC...................................             84
       11,538         HIBERNIA CORP (CLASS A)........................................            205
        4,000         HIGHWOODS PROPERTIES, INC......................................            104


B-37                                   See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
FINANCIAL SERVICES--(Continued)
        1,000         HILB, ROGAL & HAMILTON CO......................................      $      56
        1,387         HOME PROPERTIES OF NEW YORK, INC...............................             44
        4,230         HOOPER HOLMES, INC.............................................             38
        3,000         HORACE MANN EDUCATORS CORP.....................................             64
        4,141         HOSPITALITY PROPERTIES TRUST...................................            122
       16,649       * HOST MARRIOTT CORP.............................................            150
       33,301         HOUSEHOLD INTERNATIONAL, INC...................................          1,929
        9,800         HRPT PROPERTIES TRUST..........................................             85
        3,000         HUDSON CITY BANCORP, INC.......................................             79
        1,120         HUDSON RIVER BANCORP, INC......................................             25
        3,353         HUDSON UNITED BANCORP..........................................             96
       18,200         HUNTINGTON BANCSHARES, INC.....................................            313
          409         IBERIABANK CORP................................................             11
        4,300         INDEPENDENCE COMMUNITY BANK CORP...............................             98
          878         INDEPENDENT BANK CORP (MASSACHUSETTS)..........................             19
          882         INDEPENDENT BANK CORP (MICHIGAN)...............................             25
        4,412       * INDYMAC BANCORP, INC...........................................            103
        1,794         INNKEEPERS U.S.A. TRUST........................................             18
        1,033       * INSIGNIA FINANCIAL GROUP, INC..................................             11
        2,346       * INSTINET GROUP, INC............................................             24
          600       * INSURANCE AUTO AUCTIONS, INC...................................              9
        1,200         INTEGRA BANK CORP..............................................             25
        1,223         INTERNATIONAL BANCSHARES CORP..................................             52
        3,514       * INVESTMENT TECHNOLOGY GROUP, INC...............................            137
        2,300         INVESTORS FINANCIAL SERVICES CORP..............................            152
        1,532         INVESTORS REAL ESTATE TRUST....................................             14
        2,200         IRT PROPERTY CO................................................             23
          672         IRWIN FINANCIAL CORP...........................................             11
        6,378         ISTAR FINANCIAL, INC...........................................            159
        1,736       * ITT EDUCATIONAL SERVICES, INC..................................             64
        2,500         JDN REALTY CORP................................................             31
        1,729         JEFFERIES GROUP, INC (NEW).....................................             73
       10,954         JEFFERSON-PILOT CORP...........................................            507
       21,881         JOHN HANCOCK FINANCIAL SERVICES, INC...........................            904
          750         JOHN NUVEEN CO (CLASS A).......................................             40
        2,100       * JONES LANG LASALLE, INC........................................             38
      144,217         JP MORGAN CHASE & CO...........................................          5,242
          900         JP REALTY, INC.................................................             21
          600         KANSAS CITY LIFE INSURANCE CO..................................             22
       30,718         KEYCORP........................................................            748
          400         KEYSTONE PROPERTY TRUST........................................              5
        1,860         KILROY REALTY CORP.............................................             49
        6,049         KIMCO REALTY CORP..............................................            198
        6,700       * KNIGHT TRADING GROUP, INC......................................             74
        2,000         KOGER EQUITY, INC..............................................             33
        1,374         KRAMONT REALTY TRUST...........................................             20
        9,226       * LA QUINTA CORP (PAIRED)........................................             53
        3,200       * LABRANCHE & CO, INC............................................            110
          847         LAKELAND BANCORP, INC..........................................             14
        1,329         LANDAMERICA FINANCIAL GROUP, INC...............................             38
        4,611         LEGG MASON, INC................................................            230
       17,229         LEHMAN BROTHERS HOLDINGS, INC..................................          1,151
        2,588         LEUCADIA NATIONAL CORP.........................................             75
        1,400         LEXINGTON CORPORATE PROPERTIES TRUST...........................             22
        1,200         LIBERTY CORP...................................................             49
       13,730         LINCOLN NATIONAL CORP..........................................            667
        1,700         LNR PROPERTY CORP..............................................             53
        1,388       * LOCAL FINANCIAL CORP...........................................             19
        6,030         M & T BANK CORP................................................            439
        2,300         MACERICH CO....................................................             61
        3,068         MACK-CALI REALTY CORP..........................................             95
        1,342         MAF BANCORP, INC...............................................             40
          700         MAIN STREET BANKS, INC.........................................             11
        1,025         MANUFACTURED HOME COMMUNITIES, INC.............................             32
          600       * MARKEL CORP....................................................            108
       19,903         MARSH & MCLENNAN COS, INC......................................          2,139
        7,739         MARSHALL & ILSLEY CORP.........................................            490


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
          410       * MB FINANCIAL, INC..............................................      $      11
       10,767         MBIA, INC......................................................            577
       51,946         MBNA CORP......................................................          1,828
          900         MEDALLION FINANCIAL CORP.......................................              7
          800         MEDFORD BANCORP, INC...........................................             17
       34,412         MELLON FINANCIAL CORP..........................................          1,295
        5,055         MERCANTILE BANKSHARES CORP.....................................            218
        1,888         MERCURY GENERAL CORP...........................................             82
        2,700         MERISTAR HOSPITALITY CORP......................................             38
          261       * MERITAGE CORP..................................................             13
       60,916         MERRILL LYNCH & CO, INC........................................          3,175
       21,356         METLIFE, INC...................................................            677
        2,453         METRIS COS, INC................................................             63
           22       * MFN FINANCIAL CORP SERIES A WTS 03/23/02.......................              0
           22       * MFN FINANCIAL CORP SERIES B WTS 03/23/03.......................              0
           22       * MFN FINANCIAL CORP SERIES C WTS 03/23/04.......................              0
        6,810         MGIC INVESTMENT CORP...........................................            420
          700         MICROFINANCIAL, INC............................................              7
          936         MID ATLANTIC REALTY TRUST......................................             15
        1,033         MID-AMERICA APARTMENT COMMUNITIES, INC.........................             27
          700         MIDAMERICA BANCORP.............................................             23
          289         MIDLAND CO.....................................................             13
        1,600         MID-STATE BANCSHARES...........................................             26
          400         MIDWEST BANC HOLDINGS, INC.....................................              9
        1,233         MILLS CORP.....................................................             33
        1,119         MISSION WEST PROPERTIES, INC...................................             14
          400         MISSISSIPPI VALLEY BANCSHARES, INC.............................             16
        3,500         MONY GROUP, INC................................................            121
       79,605         MORGAN STANLEY DEAN WITTER & CO................................          4,453
       44,006         NATIONAL CITY CORP.............................................          1,287
       14,792         NATIONAL COMMERCE FINANCIAL CORP...............................            374
          800         NATIONAL HEALTH INVESTORS, INC.................................             12
        1,339         NATIONAL PENN BANCSHARES, INC..................................             29
          100       * NATIONAL WESTERN LIFE INSURANCE CO (CLASS A)...................             11
        1,800         NATIONWIDE FINANCIAL SERVICES, INC (CLASS A)...................             75
        3,400         NATIONWIDE HEALTH PROPERTIES, INC..............................             64
          386         NBC CAPITAL CORP...............................................             12
        1,800         NBT BANCORP, INC...............................................             26
        1,900       * NETBANK, INC...................................................             20
        4,225         NEUBERGER BERMAN, INC..........................................            185
          500         NEW CENTURY FINANCIAL CORP.....................................              7
        6,574         NEW PLAN EXCEL REALTY TRUST....................................            125
        5,940         NEW YORK COMMUNITY BANCORP, INC................................            136
        2,600       * NEXTCARD, INC..................................................              1
       11,615         NORTH FORK BANCORPORATION, INC.................................            372
       14,359         NORTHERN TRUST CORP............................................            865
        1,100         NORTHWEST BANCORP, INC.........................................             13
          681         OCEANFIRST FINANCIAL CORP......................................             16
        2,600       * OCWEN FINANCIAL CORP...........................................             22
        4,000       * OHIO CASUALTY CORP.............................................             64
        4,334         OLD NATIONAL BANCORP...........................................            109
        8,629         OLD REPUBLIC INTERNATIONAL CORP................................            242
          425         OLD SECOND BANCORP, INC........................................             17
          500         OMEGA FINANCIAL CORP...........................................             16
          800         ORIENTAL FINANCIAL GROUP, INC..................................             15
        1,900         PACIFIC CAPITAL BANCORP........................................             53
        5,800         PACIFIC CENTURY FINANCIAL CORP.................................            150
        1,500       * PACIFIC GULF PROPERTIES LIQUID TRUST...........................              3
          950         PACIFIC NORTHWEST BANCORP......................................             19
        1,702         PAN PACIFIC RETAIL PROPERTIES, INC.............................             49
          845         PARK NATIONAL CORP.............................................             78
          800         PARKWAY PROPERTIES, INC........................................             27
          434         PENNFED FINANCIAL SERVICES, INC................................             11
        1,100         PENNSYLVANIA REAL ESTATE INVESTMENT TRUST......................             26
        1,841         PEOPLE'S BANK..................................................             39
          442         PEOPLES HOLDING CO.............................................             16
        1,100         PFF BANCORP, INC...............................................             30
          500       * PHILADELPHIA CONSOLIDATED HOLDING CORP.........................             19


B-38                                See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
FINANCIAL SERVICES--(Continued)
          900       * PICO HOLDINGS, INC.............................................      $      11
        1,000         PMA CAPITAL CORP (CLASS A).....................................             19
        3,250         PMI GROUP, INC.................................................            218
       20,576         PNC FINANCIAL SERVICES GROUP, INC..............................          1,156
        9,922         POPULAR, INC...................................................            289
          494         PORT FINANCIAL CORP............................................             13
        2,901         POST PROPERTIES, INC...........................................            103
        2,334         PRENTISS PROPERTIES TRUST......................................             64
        1,600         PRESIDENTIAL LIFE CORP.........................................             33
          426         PRIME GROUP REALTY TRUST.......................................              4
        1,317       * PROASSURANCE CORP..............................................             23
        4,515         PROGRESSIVE CORP...............................................            674
        9,033         PROLOGIS TRUST.................................................            194
        1,250         PROMISTAR FINANCIAL CORP.......................................             31
          800         PROSPERITY BANCSHARES, INC.....................................             22
        4,554         PROTECTIVE LIFE CORP...........................................            132
          200         PROVIDENT BANCORP, INC.........................................              6
        1,916         PROVIDENT BANKSHARES CORP......................................             47
        2,164         PROVIDENT FINANCIAL GROUP, INC.................................             57
       20,326       * PROVIDIAN FINANCIAL CORP.......................................             72
          832         PS BUSINESS PARKS, INC.........................................             26
        6,629         PUBLIC STORAGE, INC............................................            221
          100       * QUAKER CITY BANCORP, INC.......................................              3
          800         R & G FINANCIAL CORP (CLASS B).................................             14
        5,848         RADIAN GROUP, INC..............................................            251
        2,764         RAYMOND JAMES FINANCIAL, INC...................................             98
        2,400         REALTY INCOME CORP.............................................             71
        2,641         RECKSON ASSOCIATES REALTY CORP.................................             62
          411         REDWOOD TRUST, INC.............................................             10
        1,699         REGENCY CENTERS CORP...........................................             47
       16,576         REGIONS FINANCIAL CORP.........................................            496
        1,325         REINSURANCE GROUP OF AMERICA, INC..............................             44
        3,569         REPUBLIC BANCORP, INC..........................................             49
          200         REPUBLIC BANCORP, INC (KENTUCKY) (CLASS A).....................              3
        1,126         RESOURCE AMERICA, INC (CLASS A)................................             11
        1,900         RFS HOTEL INVESTORS, INC.......................................             22
          997         RIGGS NATIONAL CORP............................................             14
          491         RLI CORP.......................................................             22
        6,650         ROSLYN BANCORP, INC............................................            116
        4,174         ROUSE CO.......................................................            122
        1,730         S & T BANCORP, INC.............................................             42
          403         S.Y. BANCORP, INC..............................................             13
        9,216         SAFECO CORP....................................................            287
        1,200         SANDY SPRING BANCORP, INC......................................             38
          500         SANTANDER BANCORP..............................................             10
          800         SAUL CENTERS, INC..............................................             17
          700         SCPIE HOLDINGS, INC............................................             20
          300         SEACOAST BANKING CORP..........................................             14
        1,600         SEACOAST FINANCIAL SERVICES CORP...............................             27
          637         SECOND BANCORP, INC............................................             14
        4,790       * SECURITY CAPITAL GROUP, INC (CLASS B)..........................            122
        5,041         SEI INVESTMENTS CO.............................................            227
        1,900         SELECTIVE INSURANCE GROUP, INC.................................             41
        1,550         SENIOR HOUSING PROPERTIES TRUST................................             22
        3,200       * SILICON VALLEY BANCSHARES......................................             86
          533         SIMMONS FIRST NATIONAL CORP (CLASS A)..........................             17
        9,188         SIMON PROPERTY GROUP, INC......................................            269
        6,197         SKY FINANCIAL GROUP, INC.......................................            126
        1,800         SL GREEN REALTY CORP...........................................             55
        3,968       * SOUNDVIEW TECHNOLOGY GROUP, INC................................              9
        3,100         SOUTH FINANCIAL GROUP, INC.....................................             55
       24,818         SOUTHTRUST CORP................................................            612
        1,893       * SOUTHWEST BANCORP OF TEXAS, INC................................             57
       17,860         SOVEREIGN BANCORP, INC.........................................            219
        1,000         SOVRAN SELF STORAGE, INC.......................................             31
          548         ST. FRANCIS CAPITAL CORP.......................................             13
       15,013         ST. PAUL COS, INC..............................................            660


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        2,200         STANCORP FINANCIAL GROUP, INC..................................      $     104
       14,293         STARWOOD HOTELS & RESORTS WORLDWIDE, INC.......................            427
        1,200         STATE AUTO FINANCIAL CORP......................................             19
       23,652         STATE STREET CORP..............................................          1,236
        4,104         STATEN ISLAND BANCORP, INC.....................................             67
          635         STERLING BANCORP...............................................             19
        2,400         STERLING BANCSHARES, INC.......................................             30
          823         STERLING FINANCIAL CORP (PENNSYLVANIA).........................             20
          900       * STEWART INFORMATION SERVICES CORP..............................             18
       16,084         STILWELL FINANCIAL, INC........................................            438
        1,195         STORAGE U.S.A., INC............................................             50
          300         STUDENT LOAN CORP..............................................             24
          434         SUFFOLK BANCORP................................................             24
        1,991         SUMMIT PROPERTIES, INC.........................................             50
        1,094         SUN COMMUNITIES, INC...........................................             41
       18,021         SUNTRUST BANKS, INC............................................          1,130
        2,850         SUSQUEHANNA BANCSHARES, INC....................................             59
        1,151         SWS GROUP, INC.................................................             30
       17,862         SYNOVUS FINANCIAL CORP.........................................            447
        1,597       * SYNTROLEUM CORP................................................             11
        7,603         T ROWE PRICE GROUP, INC........................................            264
        2,112         TAUBMAN CENTERS, INC...........................................             31
        5,687         TCF FINANCIAL CORP.............................................            273
        1,053         TEXAS REGIONAL BANCSHARES, INC (CLASS A).......................             40
        2,390         THORNBURG MORTGAGE, INC........................................             47
          480         TOMPKINS TRUSTCO, INC..........................................             19
        9,020         TORCHMARK CORP.................................................            355
        1,037         TOWN & COUNTRY TRUST...........................................             22
        1,900       * TRAMMELL CROW CO...............................................             22
        1,541         TRANSATLANTIC HOLDINGS, INC....................................            140
          498       * TRIAD GUARANTY, INC............................................             18
          600         TROY FINANCIAL CORP............................................             15
        1,400         TRUST CO OF NEW JERSEY.........................................             35
        5,102         TRUSTCO BANK CORP NY...........................................             64
        3,272         TRUSTMARK CORP.................................................             79
      141,863         U.S. BANCORP...................................................          2,969
        1,311         U.S. RESTAURANT PROPERTIES, INC................................             19
          600         U.S.B. HOLDING CO, INC.........................................             10
        1,400         UCBH HOLDINGS, INC.............................................             40
        2,800       * UICI...........................................................             38
        1,312         UMB FINANCIAL CORP.............................................             52
        1,057         UMPQUA HOLDINGS CORP...........................................             14
          766         UNB CORP/OHIO..................................................             14
        9,953         UNION PLANTERS CORP............................................            449
        3,815         UNIONBANCAL CORP...............................................            145
        3,044         UNITED BANKSHARES, INC.........................................             88
        2,100         UNITED COMMUNITY FINANCIAL CORP................................             15
        7,226         UNITED DOMINION REALTY TRUST, INC..............................            104
          463         UNITED FIRE & CASUALTY CO......................................             13
          900         UNITED NATIONAL BANCORP........................................             22
        2,870       * UNITED RENTALS, INC............................................             65
        5,700       * UNITEDGLOBALCOM, INC (CLASS A).................................             29
        3,400         UNITRIN, INC...................................................            134
        2,934       * UNIVERSAL AMERICAN FINANCIAL CORP..............................             20
          658         UNIVERSAL HEALTH REALTY INCOME TRUST...........................             15
       15,593         UNUMPROVIDENT CORP.............................................            413
       11,546         USA EDUCATION, INC.............................................            970
        5,702         VALLEY NATIONAL BANCORP........................................            188
        1,790         VESTA INSURANCE GROUP, INC.....................................             14
        5,300         VORNADO REALTY TRUST...........................................            220
        1,900         W HOLDING CO, INC..............................................             31
       98,796         WACHOVIA CORP..................................................          3,100
        5,615         WADDELL & REED FINANCIAL, INC (CLASS A)........................            181
        4,146         WASHINGTON FEDERAL, INC........................................            107
       63,531         WASHINGTON MUTUAL, INC.........................................          2,079
        2,800         WASHINGTON REAL ESTATE INVESTMENT TRUST........................             70
          881         WASHINGTON TRUST BANCORP, INC..................................             17
        2,558         WAYPOINT FINANCIAL CORP........................................             39


B-39                                 See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
FINANCIAL SERVICES--(Continued)
        3,600         WEBSTER FINANCIAL CORP.........................................      $     114
        2,063         WEINGARTEN REALTY INVESTORS....................................             99
      123,057         WELLS FARGO & CO...............................................          5,347
        1,400         WESBANCO, INC..................................................             30
          110         WESCO FINANCIAL CORP...........................................             35
        1,194         WEST COAST BANCORP.............................................             17
        2,416         WESTAMERICA BANCORP............................................             96
          670         WESTCORP.......................................................             13
          611       * WFS FINANCIAL, INC.............................................             15
        1,900         WHITNEY HOLDING CORP...........................................             83
        2,082         WILMINGTON TRUST CORP..........................................            132
        1,029         WINSTON HOTELS, INC............................................              8
          496         WINTRUST FINANCIAL CORP........................................             15
          300       * WORLD ACCEPTANCE CORP..........................................              2
          620         WSFS FINANCIAL CORP............................................             11
       10,971       * WYNDHAM INTERNATIONAL, INC (CLASS A)...........................              6
          700         ZENITH NATIONAL INSURANCE CORP.................................             20
        6,700         ZIONS BANCORP..................................................            352
                                                                                           ---------
                      TOTAL FINANCIAL SERVICES.......................................        158,389
                                                                                           ---------
HEALTH CARE--15.33%
          400       * 3 DIMENSIONAL PHARMACEUTICALS, INC.............................              3
          718       * AAIPHARMA, INC.................................................             18
      112,676         ABBOTT LABORATORIES............................................          6,282
        5,644       * ABGENIX, INC...................................................            190
        1,100       * ABIOMED, INC...................................................             17
        1,886       * ACCREDO HEALTH, INC............................................             75
        2,540       * ACLARA BIOSCIENCES, INC........................................             13
        2,249       * ADOLOR CORP....................................................             40
          490       * ADVANCED NEUROMODULATION SYSTEMS, INC..........................             17
        4,700       * ADVANCED TISSUE SCIENCES, INC..................................             20
        6,676       * ADVANCEPCS.....................................................            196
       10,281         AETNA, INC (NEW)...............................................            339
        2,838       * AFFYMETRIX, INC................................................            107
        1,264       * AKSYS LTD......................................................              6
        1,500       * ALBANY MOLECULAR RESEARCH, INC.................................             40
        1,100       * ALEXION PHARMACEUTICALS, INC...................................             27
          500       * ALIGN TECHNOLOGY, INC..........................................              2
        4,000       * ALKERMES, INC..................................................            105
        9,511         ALLERGAN, INC..................................................            714
        1,800       * ALLSCRIPTS HEALTHCARE SOLUTIONS, INC...........................              6
        2,200         ALPHARMA, INC (CLASS A)........................................             58
          811       * AMERICAN HEALTHWAYS, INC.......................................             26
       95,805         AMERICAN HOME PRODUCTS CORP....................................          5,879
        2,243       * AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.........................             46
        2,013       * AMERIPATH, INC.................................................             65
        7,137         AMERISOURCEBERGEN CORP.........................................            454
       75,876       * AMGEN, INC.....................................................          4,282
        1,426       * AMSURG CORP....................................................             39
        4,125       * AMYLIN PHARMACEUTICALS, INC....................................             38
        4,275       * ANDRX CORP.....................................................            301
          986       * ANTIGENICS, INC................................................             16
        1,100       * APHTON CORP....................................................             16
        7,648       * APOGENT TECHNOLOGIES, INC......................................            197
       15,396         APPLERA CORP (APPLIED BIOSYSTEMS GROUP)........................            605
        4,715       * APPLERA CORP (CELERA GENOMICS GROUP)...........................            126
        1,186       * APPLIED MOLECULAR EVOLUTION....................................             15
        3,000       * APRIA HEALTHCARE GROUP, INC....................................             75
        1,293       * ARENA PHARMACEUTICALS, INC.....................................             16
        1,800       * ARIAD PHARMACEUTICALS, INC.....................................             10
        1,404       * ARQULE, INC....................................................             24
        1,100       * ARRAY BIOPHARMA, INC...........................................             16
          800         ARROW INTERNATIONAL, INC.......................................             32
        1,500       * ARTHROCARE CORP................................................             27
          200       * ASPECT MEDICAL SYSTEMS, INC....................................              2
        1,405       * ATRIX LABORATORIES, INC........................................             29
        1,600       * ATS MEDICAL, INC...............................................              8


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        4,218       * AVANIR PHARMACEUTICALS (CLASS A)...............................      $      18
        4,300       * AVANT IMMUNOTHERAPEUTICS, INC..................................             17
        1,100       * AVI BIOPHARMA, INC.............................................             12
        1,400       * AVIGEN, INC....................................................             16
        2,000       * AVIRON.........................................................             99
        3,471         BARD (C.R.), INC...............................................            224
        1,763       * BARR LABORATORIES, INC.........................................            140
        3,900         BAUSCH & LOMB, INC.............................................            147
       42,846         BAXTER INTERNATIONAL, INC......................................          2,298
        4,085         BECKMAN COULTER, INC...........................................            181
       18,782         BECTON DICKINSON & CO..........................................            623
        7,027       * BEVERLY ENTERPRISES, INC.......................................             60
       10,786       * BIOGEN, INC....................................................            619
        1,500       * BIOMARIN PHARMACEUTICAL, INC...................................             20
       19,584         BIOMET, INC....................................................            605
        1,100       * BIOPURE CORP...................................................             16
          600       * BIO-RAD LABORATORIES, INC (CLASS A)............................             38
          920       * BIOSITE, INC...................................................             17
          200       * BIOSPHERE MEDICAL, INC.........................................              2
        4,200       * BIO-TECHNOLOGY GENERAL CORP....................................             35
          600       * BONE CARE INTERNATIONAL, INC...................................             10
          500       * BORON, LEPORE & ASSOCIATES, INC................................              7
       22,926       * BOSTON SCIENTIFIC CORP.........................................            553
      140,497         BRISTOL-MYERS SQUIBB CO........................................          7,165
        1,024       * BRITESMILE, INC................................................              5
        3,349       * BRUKER DALTONICS, INC..........................................             55
        1,480       * CALIPER TECHNOLOGIES CORP......................................             23
       32,707         CARDINAL HEALTH, INC...........................................          2,115
        2,300       * CARDIODYNAMICS INTERNATIONAL CORP..............................             15
       16,915       * CAREMARK RX, INC...............................................            276
        5,500       * CELGENE CORP...................................................            176
        2,500       * CELL GENESYS, INC..............................................             58
        1,900       * CELL PATHWAYS, INC.............................................             13
        2,500       * CELL THERAPEUTICS, INC.........................................             60
        3,277       * CEPHALON, INC..................................................            248
        1,820       * CERNER CORP....................................................             91
          800       * CERUS CORP.....................................................             37
        3,000       * CHARLES RIVER LABORATORIES INTERNATIONAL, INC..................            100
        6,324       * CHIRON CORP....................................................            277
       10,684         CIGNA CORP.....................................................            990
        1,065       * CIMA LABS, INC.................................................             38
        1,600       * CIPHERGEN BIOSYSTEMS, INC......................................             13
          400       * CLOSURE MEDICAL CORP...........................................              9
          600       * COBALT CORP....................................................              4
        2,000       * COHERENT, INC..................................................             62
        1,800       * COLUMBIA LABORATORIES, INC.....................................              6
        3,253       * COMMUNITY HEALTH SYSTEMS.......................................             83
        4,652       * COMPUTERIZED THERMAL IMAGING, INC..............................              7
          600       * CONCEPTUS, INC.................................................             14
        1,750       * CONMED CORP....................................................             35
        2,200       * CONNETICS CORP.................................................             26
        1,009         COOPER COS, INC................................................             50
        3,800       * COR THERAPEUTICS, INC..........................................             91
        3,003       * CORIXA CORP....................................................             45
          500       * CORVEL CORP....................................................             16
        4,300       * COVANCE, INC...................................................             98
        4,600       * COVENTRY HEALTH CARE, INC......................................             92
        1,100       * CRYOLIFE, INC..................................................             33
        1,951       * CUBIST PHARMACEUTICALS, INC....................................             70
        2,974       * CURAGEN CORP...................................................             67
        2,310       * CURIS, INC.....................................................             13
        1,400       * CV THERAPEUTICS, INC...........................................             73
        1,400       * CYBERONICS, INC................................................             37
        2,200       * CYGNUS, INC....................................................             12
        5,700       * CYTOGEN CORP...................................................             17
        8,400       * CYTYC CORP.....................................................            219
          800         DATASCOPE CORP.................................................             27
        6,100       * DAVITA, INC....................................................            149


B-40                             See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
HEALTH CARE--(Continued)
        2,233       * DECODE GENETICS, INC...........................................      $      22
          800       * DELTAGEN, INC..................................................              7
        1,118       * DENDREON CORP..................................................             11
        2,400       * DENDRITE INTERNATIONAL, INC....................................             34
        3,300         DENTSPLY INTERNATIONAL, INC....................................            166
        1,600         DIAGNOSTIC PRODUCTS CORP.......................................             70
          636       * DIANON SYSTEMS, INC............................................             39
          800       * DIGENE CORP....................................................             24
        1,762       * DIVERSA CORP...................................................             25
        1,388       * DURECT CORP....................................................             16
        1,000       * DUSA PHARMACEUTICALS, INC......................................              8
          700       * DVI, INC.......................................................             12
        1,408       * DYAX CORP......................................................             15
          400       * DYNACQ INTERNATIONAL, INC......................................              9
        3,200       * ECLIPSYS CORP..................................................             54
        1,457       * EDEN BIOSCIENCE CORP...........................................              7
        4,240       * EDWARDS LIFESCIENCES CORP......................................            117
        1,100       * EMISPHERE TECHNOLOGIES, INC....................................             35
        1,307       * ENDO PHARMACEUTICALS HOLDINGS, INC.............................             15
          900       * ENDO PHARMACEUTICALS HOLDINGS, INC WTS 12/31/02................              1
          900       * ENDOCARE, INC..................................................             16
        1,200       * ENTREMED, INC..................................................             10
        1,612       * ENZO BIOCHEM, INC..............................................             38
        3,140       * ENZON, INC.....................................................            177
        1,484       * ESPERION THERAPEUTICS, INC.....................................             11
          300       * EXACT SCIENCES CORP............................................              3
        2,424       * EXELIXIS, INC..................................................             40
        5,702       * EXPRESS SCRIPTS, INC...........................................            267
        6,455       * FIRST HEALTH GROUP CORP........................................            160
          739       * FIRST HORIZON PHARMACEUTICAL...................................             22
        4,000       * FISHER SCIENTIFIC INTERNATIONAL, INC...........................            117
       12,914       * FOREST LABORATORIES, INC.......................................          1,058
        1,327       * GENAISSANCE PHARMACEUTICALS....................................              6
        1,900       * GENE LOGIC, INC................................................             36
        2,900       * GENELABS TECHNOLOGIES..........................................              5
          724       * GENENCOR INTERNATIONAL, INC....................................             12
       15,920       * GENENTECH, INC.................................................            864
        1,700       * GENOME THERAPEUTICS CORP.......................................             12
          800       * GENSTAR THERAPEUTICS CORP......................................              2
        1,500       * GENTA, INC.....................................................             21
        2,514       * GENZYME CORP (BIOSURGERY DIVISION).............................             13
       14,450       * GENZYME CORP (GENERAL DIVISION)................................            865
        1,098       * GENZYME CORP (MOLECULAR ONCOLOGY DIVISION).....................              9
        1,600       * GERON CORP.....................................................             14
        6,968       * GILEAD SCIENCES, INC...........................................            458
       22,123       * GUIDANT CORP...................................................          1,102
        1,753       * GUILFORD PHARMACEUTICALS, INC..................................             21
        1,516       * HAEMONETICS CORP...............................................             51
          400       * HARVARD BIOSCIENCE, INC........................................              4
       37,300         HCA, INC.......................................................          1,438
       17,764       * HEALTH MANAGEMENT ASSOCIATES, INC (CLASS A)....................            327
        6,586       * HEALTH NET, INC................................................            143
          900       * HEALTHEXTRAS, INC..............................................              5
       28,463       * HEALTHSOUTH CORP...............................................            422
        1,300       * HEMISPHERX BIOPHARMA, INC......................................              6
        2,508       * HENRY SCHEIN, INC..............................................             93
        3,236         HILLENBRAND INDUSTRIES, INC....................................            179
        9,319       * HUMAN GENOME SCIENCES, INC.....................................            314
       12,200       * HUMANA, INC....................................................            144
          900       * HYSEQ, INC.....................................................              7
        5,951         ICN PHARMACEUTICALS, INC.......................................            199
        3,545       * ICOS CORP......................................................            204
          420       * ICU MEDICAL, INC...............................................             19
        8,108       * IDEC PHARMACEUTICALS CORP......................................            559
        2,400       * IDEXX LABORATORIES, INC........................................             68
        1,100       * IDX SYSTEMS CORP...............................................             14
          900       * IGEN INTERNATIONAL, INC........................................             36


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        2,300       * ILEX ONCOLOGY, INC.............................................      $      62
        1,352       * ILLUMINA, INC..................................................             16
        2,536       * I-MANY, INC....................................................             24
        4,422       * IMCLONE SYSTEMS, INC...........................................            205
        2,300       * IMMUNE RESPONSE CORP...........................................              3
       23,114       * IMMUNEX CORP...................................................            640
        2,900       * IMMUNOGEN, INC.................................................             48
        2,700       * IMMUNOMEDICS, INC..............................................             55
        1,400       * IMPATH, INC....................................................             62
        1,188       * IMPAX LABORATORIES, INC........................................             16
       21,398         IMS HEALTH, INC................................................            417
          900       * INAMED CORP....................................................             27
        4,807       * INCYTE GENOMICS, INC...........................................             93
        3,200       * INHALE THERAPEUTIC SYSTEMS, INC................................             59
        2,500       * INKINE PHARMACEUTICAL CO, INC..................................              4
        2,405       * INSMED, INC....................................................              9
        1,188       * INSPIRE PHARMACEUTICALS, INC...................................             17
          799       * INTEGRA LIFESCIENCES HOLDING...................................             21
        2,100       * INTEGRATED SILICON SOLUTION, INC...............................             26
        2,056       * INTERMUNE, INC.................................................            101
        2,619       * INTERNEURON PHARMACEUTICALS, INC...............................             29
        2,235       * INTUITIVE SURGICAL, INC........................................             22
        1,514         INVACARE CORP..................................................             51
        3,841       * INVITROGEN CORP................................................            238
        2,938       * ISIS PHARMACEUTICALS, INC......................................             65
        1,200       * I-STAT CORP....................................................              9
       11,419       * IVAX CORP......................................................            230
      222,727         JOHNSON & JOHNSON..............................................         13,163
          709       * KENDLE INTERNATIONAL, INC......................................             14
        1,500       * KERYX BIOPHARMACEUTICALS, INC..................................             11
       13,683       * KING PHARMACEUTICALS, INC......................................            576
          400       * KOS PHARMACEUTICALS, INC.......................................             14
        1,400       * KOSAN BIOSCIENCES, INC.........................................             11
        1,600       * KV PHARMACEUTICAL CO (CLASS B).................................             52
        2,329       * LA JOLLA PHARMACEUTICAL CO.....................................             21
        3,484       * LABORATORY CORP OF AMERICA HOLDINGS............................            282
          584         LANDAUER, INC..................................................             20
          900       * LARGE SCALE BIOLOGY CORP.......................................              4
        2,341       * LEXICON GENETICS, INC..........................................             27
        2,828       * LIFEPOINT HOSPITALS, INC.......................................             96
        2,919       * LIGAND PHARMACEUTICALS, INC (CLASS B)..........................             52
       69,668         LILLY (ELI) & CO...............................................          5,472
        6,797       * LINCARE HOLDINGS, INC..........................................            195
        1,106       * LUMINEX CORP...................................................             19
        1,653       * MACROCHEM CORP.................................................              5
        1,695       * MAGELLAN HEALTH SERVICES, INC..................................             11
        7,397       * MANOR CARE, INC................................................            175
        1,102       * MARTEK BIOSCIENCES CORP........................................             24
        1,900       * MATRIX PHARMACEUTICALS, INC....................................              3
        1,700       * MAXIM PHARMACEUTICALS, INC.....................................             12
          900       * MAXIMUS, INC...................................................             38
        2,043       * MAXYGEN, INC...................................................             36
       20,687         MCKESSON CORP..................................................            774
        5,300       * MEDAREX, INC...................................................             95
          534       * MED-DESIGN CORP................................................             11
        1,539       * MEDICINES CO...................................................             18
        2,250       * MEDICIS PHARMACEUTICAL CORP (CLASS A)..........................            145
       15,397       * MEDIMMUNE, INC.................................................            714
          753       * MEDQUIST, INC..................................................             22
       87,807         MEDTRONIC, INC.................................................          4,497
        1,500         MENTOR CORP....................................................             43
      165,173         MERCK & CO, INC................................................          9,712
        1,500       * MGI PHARMA, INC................................................             23
        3,500       * MID ATLANTIC MEDICAL SERVICES, INC.............................             79
       15,975       * MILLENNIUM PHARMACEUTICALS, INC................................            392
        3,500         MILLIPORE CORP.................................................            212
        1,100       * MIRAVANT MEDICAL TECHNOLOGIES..................................             11
        1,200       * MOLECULAR DEVICES CORP.........................................             25


B-41                           See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
HEALTH CARE--(Continued)
        9,058         MYLAN LABORATORIES, INC........................................      $     340
        1,680       * MYRIAD GENETICS, INC...........................................             88
        2,700       * NABI...........................................................             28
        1,000       * NANOGEN, INC...................................................              6
        1,723       * NAPRO BIOTHERAPEUTICS, INC.....................................             20
          600       * NATIONAL HEALTHCARE CORP.......................................              9
          827       * NEOPHARM, INC..................................................             21
          800       * NEOSE TECHNOLOGIES, INC........................................             29
        1,700       * NEUROCRINE BIOSCIENCES, INC....................................             87
        1,100       * NEUROGEN CORP..................................................             19
       17,000      b* NEUROMEDICAL SYSTEMS, INC......................................              0
        1,000       * NORTH AMERICAN SCIENTIFIC......................................             13
        1,037       * NOVAVAX, INC...................................................             15
        1,600       * NOVEN PHARMACEUTICALS, INC.....................................             28
        1,200       * NOVOSTE CORP...................................................             10
        2,000       * NPS PHARMACEUTICALS, INC.......................................             77
        1,200       * OCULAR SCIENCES, INC...........................................             28
        5,988         OMNICARE, INC..................................................            149
        1,700       * ON ASSIGNMENT, INC.............................................             39
        1,350       * ONYX PHARMACEUTICALS, INC......................................              7
          500       * OPTION CARE, INC...............................................             10
        1,876       * ORASURE TECHNOLOGIES, INC......................................             23
        2,878       * ORCHID BIOSCIENCES, INC........................................             16
        2,925       * ORGANOGENESIS, INC.............................................             14
        2,803       * ORTHODONTIC CENTERS OF AMERICA, INC............................             85
        2,548       * OSI PHARMACEUTICALS, INC.......................................            117
        2,500         OWENS & MINOR, INC.............................................             46
        7,200       * OXFORD HEALTH PLANS, INC.......................................            217
        2,000       * PACIFICARE HEALTH SYSTEMS, INC.................................             32
        2,100       * PAIN THERAPEUTICS, INC.........................................             19
        8,148         PALL CORP......................................................            196
        2,000       * PARADIGM GENETICS, INC.........................................             11
        1,800       * PAREXEL INTERNATIONAL CORP.....................................             26
        3,600       * PATTERSON DENTAL CO............................................            147
          552       * PDI, INC.......................................................             12
        1,464       * PEDIATRIX MEDICAL GROUP, INC...................................             50
        2,266       * PER SE TECHNOLOGIES, INC.......................................             24
        7,900       * PEREGRINE PHARMACEUTICALS, INC.................................             27
      456,444         PFIZER, INC....................................................         18,189
        2,800       * PHARMACEUTICAL PRODUCT DEVELOPMENT, INC........................             90
        1,269       * PHARMACEUTICAL RESOURCES, INC..................................             43
       93,732         PHARMACIA CORP.................................................          3,998
        1,600       * PHARMACOPEIA, INC..............................................             22
        1,200       * PHARMACYCLICS, INC.............................................             12
        3,984       * PHARMOS CORP...................................................              9
        6,600      b* PHYSICIANS RESOURCE GROUP, INC.................................              0
          800       * POLYMEDICA CORP................................................             13
        1,227       * POSSIS MEDICAL, INC............................................             21
        1,425       * POZEN, INC.....................................................              7
        3,663       * PRAECIS PHARMACEUTICALS, INC...................................             21
           84       * PRIORITY HEALTHCARE CORP (CLASS A).............................              3
        1,405       * PRIORITY HEALTHCARE CORP (CLASS B).............................             49
        6,300       * PROCURENET, INC................................................              1
          583       * PROGENICS PHARMACEUTICALS......................................             11
        6,374       * PROTEIN DESIGN LABS, INC.......................................            209
        2,300       * PROVINCE HEALTHCARE CO.........................................             71
        4,900       * PSS WORLD MEDICAL, INC.........................................             40
        5,114       * QUEST DIAGNOSTICS, INC.........................................            367
        7,912       * QUINTILES TRANSNATIONAL CORP...................................            127
        1,800       * REGENERATION TECHNOLOGIES......................................             18
        1,900       * REGENERON PHARMACEUTICALS, INC.................................             54
        1,100       * REHABCARE GROUP, INC...........................................             33
        3,550       * RENAL CARE GROUP, INC..........................................            114
        2,300       * RESMED, INC....................................................            124
        2,200       * RESPIRONICS, INC...............................................             76
          800       * RIBOZYME PHARMACEUTICALS, INC..................................              4
        1,896       * RIGEL PHARMACEUTICALS, INC.....................................              9


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
          300       * RIGHTCHOICE MANAGED CARE, INC..................................      $      21
          718       * SANGAMO BIOSCIENCES, INC.......................................              7
        1,300       * SANGSTAT MEDICAL CORP..........................................             26
      106,290         SCHERING-PLOUGH CORP...........................................          3,810
        3,297       * SCIOS, INC.....................................................             78
          500       * SEATTLE GENETICS, INC..........................................              3
          680       * SELECT MEDICAL CORP............................................             11
        5,700       * SEPRACOR, INC..................................................            325
        2,073       * SEQUENOM, INC..................................................             22
        1,311       * SEROLOGICALS CORP..............................................             28
       21,200       * SERVICE CORP INTERNATIONAL.....................................            106
        3,900       * SICOR, INC.....................................................             61
        1,748       * SIERRA HEALTH SERVICES, INC....................................             14
        1,646       * SOLA INTERNATIONAL, INC........................................             32
          733       * SONOSITE, INC..................................................             19
          366       * SPECIALTY LABORATORIES, INC....................................             10
          100       * SRI/SURGICAL EXPRESS, INC......................................              2
        6,284       * ST. JUDE MEDICAL, INC..........................................            488
        1,119       * STERICYCLE, INC................................................             68
        4,700       * STERIS CORP....................................................             86
        7,000       * STEWART ENTERPRISES, INC (CLASS A).............................             42
        9,762         STRYKER CORP...................................................            570
        1,300       * SUNRISE ASSISTED LIVING, INC...................................             38
        1,224       * SUPERGEN, INC..................................................             18
        1,000       * SURMODICS, INC.................................................             36
        2,766       * SYBRON DENTAL SPECIALTIES, INC.................................             60
        1,400       * SYNCOR INTERNATIONAL CORP......................................             40
        1,632       * TANOX, INC.....................................................             30
        2,700       * TARGETED GENETICS CORP.........................................              7
        3,000       * TECHNE CORP....................................................            111
        1,575       * TELIK, INC.....................................................             21
       23,567       * TENET HEALTHCARE CORP..........................................          1,384
        3,200       * TEXAS BIOTECHNOLOGY CORP.......................................             21
        2,000       * THERAGENICS CORP...............................................             20
          500       * THIRD WAVE TECHNOLOGIES, INC...................................              4
        2,550       * THORATEC CORP..................................................             43
        1,800       * TITAN PHARMACEUTICALS, INC.....................................             18
        1,032       * TRANSGENOMIC, INC..............................................             11
        1,600       * TRANSKARYOTIC THERAPIES, INC...................................             68
        5,271       * TRIAD HOSPITALS, INC...........................................            155
        2,957       * TRIANGLE PHARMACEUTICALS, INC..................................             12
        2,748       * TRIGON HEALTHCARE, INC.........................................            191
        1,300       * TRIMERIS, INC..................................................             58
        1,781       * TRIPATH IMAGING, INC...........................................             13
        1,357       * TULARIK, INC...................................................             33
        6,618       * U.S. ONCOLOGY, INC.............................................             50
          300       * U.S. PHYSICAL THERAPY, INC.....................................              5
        1,200       * UNITED THERAPEUTICS CORP.......................................             12
       22,843         UNITEDHEALTH GROUP, INC........................................          1,617
        3,388       * UNIVERSAL HEALTH SERVICES, INC (CLASS B).......................            145
          789       * UROLOGIX, INC..................................................             16
          300       * V.I. TECHNOLOGIES, INC.........................................              2
        2,200       * VALENTIS, INC..................................................              7
        2,453       * VARIAN MEDICAL SYSTEMS, INC....................................            175
        2,300       * VARIAN, INC....................................................             75
        4,100       * VASOMEDICAL, INC...............................................             15
          600       * VAXGEN, INC....................................................              7
          800       * VENTANA MEDICAL SYSTEMS, INC...................................             18
        4,541         VENTAS, INC....................................................             52
        1,233       * VENTIV HEALTH, INC.............................................              5
        1,014       * VERSICOR, INC..................................................             21
        5,386       * VERTEX PHARMACEUTICALS, INC....................................            132
        1,897       * VIASYS HEALTHCARE, INC.........................................             38
        1,500       * VICAL, INC.....................................................             18
        2,572       * VIDAMED, INC...................................................             20
        1,918       * VION PHARMACEUTICALS, INC......................................              8
        1,293       * VIROPHARMA, INC................................................             30
        3,600       * VISX, INC......................................................             48


B-42                                   See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
HEALTH CARE--(Continued)
          400         VITAL SIGNS, INC...............................................      $      14
        9,463       * WATERS CORP....................................................            367
        7,760       * WATSON PHARMACEUTICALS, INC....................................            244
          675       * WATSON WYATT & CO HOLDINGS.....................................             15
       18,853       * WEBMD CORP.....................................................            133
        4,542       * WELLPOINT HEALTH NETWORKS, INC.................................            531
        1,200         X-RITE, INC....................................................             10
       14,029       * ZIMMER HOLDINGS, INC...........................................            428
          600       * ZOLL MEDICAL CORP..............................................             23
                                                                                           ---------
                      TOTAL HEALTH CARE..............................................        127,741
                                                                                           ---------
OTHER--1.88%
          900       * 4KIDS ENTERTAINMENT, INC.......................................             18
        1,300         ABM INDUSTRIES, INC............................................             41
        1,430       * ACACIA RESEARCH CORP...........................................             16
          591       * ACTRADE FINANCIAL TECHNOLOGIES LTD.............................             17
        3,000         ACUITY BRANDS, INC.............................................             36
        1,600       * ADMINISTAFF, INC...............................................             44
        1,300       * ADVO, INC......................................................             56
        2,900         ALEXANDER & BALDWIN, INC.......................................             77
          505         AMBASSADORS INTERNATIONAL, INC.................................             11
        1,800         BANTA CORP.....................................................             53
        1,010       * BELL MICROPRODUCTS, INC........................................             13
       13,290         H & R BLOCK, INC...............................................            594
        1,200         BRADY CORP (CLASS A)...........................................             44
          873       * BRIGHT HORIZONS FAMILY SOLUTIONS, INC..........................             24
        3,000       * CAREER EDUCATION CORP..........................................            103
          900       * CDI CORP.......................................................             17
       69,609       * CENDANT CORP...................................................          1,365
        1,150         CENTRAL PARKING CORP...........................................             23
        5,500       * CENTURY BUSINESS SERVICES, INC.................................             13
        8,394         CINTAS CORP....................................................            403
          602       * CORINTHIAN COLLEGES, INC.......................................             25
        2,535       * CORPORATE EXECUTIVE BOARD CO...................................             93
        1,000       * COSTAR GROUP, INC..............................................             24
        3,800         CRANE CO.......................................................             97
          400         CURTISS-WRIGHT CORP............................................             19
        1,294       * DAISYTEK INTERNATIONAL CORP....................................             17
        4,273       * DEVRY, INC.....................................................            122
       14,607         DOVER CORP.....................................................            541
        5,635       * DUN & BRADSTREET CORP..........................................            199
        1,930       * EDISON SCHOOLS, INC............................................             38
        1,519       * EDUCATION MANAGEMENT CORP......................................             55
          800       * ESCO TECHNOLOGIES, INC.........................................             28
        5,901       * EXULT, INC.....................................................             95
        1,700       * FIRST CONSULTING GROUP, INC....................................             27
        2,900         FIRST INDUSTRIAL REALTY TRUST, INC.............................             90
          900       * FORRESTER RESEARCH, INC........................................             18
       10,880         FORTUNE BRANDS, INC............................................            431
        1,525       * GENTIVA HEALTH SERVICES, INC...................................             33
        2,480       * GETTY IMAGES, INC..............................................             57
        2,027       * GTECH HOLDINGS CORP............................................             92
        2,100         HARLAND (JOHN H.) CO...........................................             46
        1,400       * HEIDRICK & STRUGGLES INTERNATIONAL, INC........................             25
        4,200         HON INDUSTRIES, INC............................................            116
       59,021         HONEYWELL INTERNATIONAL, INC...................................          1,996
          600       * HOTEL RESERVATIONS NETWORK, INC (CLASS A)......................             28
        2,100       * HOTJOBS.COM LTD................................................             22
          200       * ICT GROUP, INC.................................................              4
        2,100       * INFOUSA, INC...................................................             15
        1,025       * ITRON, INC.....................................................             31
        5,613         ITT INDUSTRIES, INC............................................            283
        1,200         KELLY SERVICES, INC (CLASS A)..................................             26
        2,700       * KORN/FERRY INTERNATIONAL.......................................             29
        2,850       * LABOR READY, INC...............................................             15
        5,300         LIBERTY PROPERTY TRUST.........................................            158
        9,630         LOEWS CORP.....................................................            533


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
          400       * MANAGEMENT NETWORK GROUP, INC..................................      $       3
        5,591         MANPOWER, INC..................................................            188
        2,200         MATTHEWS INTERNATIONAL CORP (CLASS A)..........................             54
          553         MCGRATH RENTCORP...............................................             21
          800       * MEMBERWORKS, INC...............................................             11
        6,400       * METROMEDIA INTERNATIONAL GROUP, INC............................              5
        6,683       * MPS GROUP, INC.................................................             48
       11,373         MOODY'S CORP...................................................            453
        2,045       * MSC.SOFTWARE CORP..............................................             32
        3,000         NATIONAL SERVICE INDUSTRIES, INC...............................              6
        2,700       * NAVIGANT CONSULTING CO.........................................             15
        1,391       * NCO GROUP, INC.................................................             32
          800         NEW ENGLAND BUSINESS SERVICES, INC.............................             15
          100       * NEW HORIZONS WORLDWIDE, INC....................................              1
        1,262       * OFFSHORE LOGISTICS, INC........................................             22
        3,781         PITTSTON BRINK'S GROUP.........................................             84
        1,274       * PREPAID LEGAL SERVICES, INC....................................             28
          973       * PROQUEST CO....................................................             33
        2,160       * R.H. DONNELLEY CORP............................................             63
        1,900       * RENT-WAY, INC..................................................             11
          679       * RIGHT MANAGEMENT CONSULTANTS...................................             12
       11,200       * ROBERT HALF INTERNATIONAL, INC.................................            299
        1,081         ROLLINS, INC...................................................             22
        1,196       * SCHOOL SPECIALTY, INC..........................................             27
       21,762         SERVICEMASTER CO...............................................            300
        3,800       * SPHERION CORP..................................................             37
        2,703       * SPX CORP.......................................................            370
          900         STANDARD REGISTER CO...........................................             17
        1,000         STANDEX INTERNATIONAL CORP.....................................             22
          500       * STARTEK, INC...................................................              9
          427         STRAYER EDUCATION, INC.........................................             21
        9,130         SUPERVALU, INC.................................................            202
        1,600       * SYMYX TECHNOLOGIES, INC........................................             34
       48,430         SYSCO CORP.....................................................          1,270
          835         TALX CORP......................................................             21
          600       * TEJON RANCH CO.................................................             14
        2,489         TELEFLEX, INC..................................................            118
        2,600       * TELETECH HOLDINGS, INC.........................................             37
        9,500       * TERREMARK WORLDWIDE, INC.......................................              5
        8,600         TEXTRON, INC...................................................            357
        5,908       * TMP WORLDWIDE, INC.............................................            253
        1,000       * TRADESTATION GROUP, INC........................................              2
          755       * TRAVELOCITY.COM, INC...........................................             22
            2         TYCO INTERNATIONAL LTD.........................................              0
        5,950       * U.S. INDUSTRIES, INC...........................................             15
          587         UNIFIRST CORP..................................................             13
          800       * UNIROYAL TECHNOLOGY CORP.......................................              3
        2,300       * UNITED STATIONERS, INC.........................................             77
       34,004         UNITED TECHNOLOGIES CORP.......................................          2,198
        3,502         VALSPAR CORP...................................................            139
        6,032         VIAD CORP......................................................            143
          700       * WACKENHUT CORP (CLASS A).......................................             17
          600       * WACKENHUT CORRECTIONS CORP.....................................              8
        2,300         WALTER INDUSTRIES, INC.........................................             26
                                                                                           ---------
                      TOTAL OTHER....................................................         15,631
                                                                                           ---------
PRODUCER DURABLES--5.63%
        2,289       * ACTIVE POWER, INC..............................................             16
        4,600         AGCO CORP......................................................             73
       10,003       * ALLIED WASTE INDUSTRIES, INC...................................            141
          800         AMERICAN STATES WATER CO.......................................             28
        5,618         AMERICAN WATER WORKS CO, INC...................................            235
        2,400         AMETEK, INC....................................................             77
        1,300         APPLIED INDUSTRIAL TECHNOLOGIES, INC...........................             24
        1,200       * ASTEC INDUSTRIES, INC..........................................             17
          300       * AUGUST TECHNOLOGY CORP.........................................              3
        1,700         BALDOR ELECTRIC CO.............................................             36
        2,248       * BEACON POWER CORP..............................................              3


B-43                                See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
PRODUCER DURABLES--(Continued)
        1,600         BRIGGS & STRATTON CORP.........................................      $      68
        1,300       * BROOKS AUTOMATION, INC.........................................             53
        1,000         CALIFORNIA WATER SERVICE GROUP.................................             26
        1,300       * CASELLA WASTE SYSTEMS, INC (CLASS A)...........................             19
        1,242       * CATALYTICA ENERGY SYSTEMS, INC.................................              6
       24,861         CATERPILLAR, INC...............................................          1,299
          628         CIRCOR INTERNATIONAL, INC......................................             12
        1,500       * COINSTAR, INC..................................................             38
          537         CONECTIV (CLASS A).............................................             11
          734       * CONSOLIDATED GRAPHICS, INC.....................................             14
        6,316         COOPER INDUSTRIES, INC.........................................            221
        3,700       * COVANTA ENERGY CORP............................................             17
        2,503         CUMMINS, INC...................................................             96
        1,000       * CUNO, INC......................................................             31
        6,884         DANAHER CORP...................................................            415
       16,805         DEERE & CO.....................................................            734
        3,350       * DYCOM INDUSTRIES, INC..........................................             56
        5,051         EATON CORP.....................................................            376
       31,106         EMERSON ELECTRIC CO............................................          1,776
          820       * EMEX CORP......................................................              3
        3,300         FEDERAL SIGNAL CORP............................................             73
          956       * FLOW INTERNATIONAL CORP........................................             12
        3,200       * FLOWSERVE CORP.................................................             85
          300         FRANKLIN ELECTRIC CO, INC......................................             25
        2,400       * FUELCELL ENERGY, INC...........................................             44
        1,000       * GARDNER DENVER, INC............................................             22
        3,011         GATX CORP......................................................             98
      721,141         GENERAL ELECTRIC CO............................................         28,903
          800       * GENLYTE GROUP, INC.............................................             24
          538       * GLOBAL POWER EQUIPMENT GROUP, INC..............................              8
          539         GORMAN-RUPP CO.................................................             14
        5,420         GRAINGER (W.W.), INC...........................................            260
        1,804       * H POWER CORP...................................................              6
        2,900         HARSCO CORP....................................................             99
        1,681       * HEADWATERS, INC................................................             19
        3,549         HUBBELL, INC (CLASS B).........................................            104
        2,250         IDEX CORP......................................................             78
       16,863         ILLINOIS TOOL WORKS, INC.......................................          1,142
        1,411       * IMAGISTICS INTERNATIONAL, INC..................................             17
       11,445         INGERSOLL-RAND CO..............................................            479
        1,200       * IONICS, INC....................................................             36
        3,200         JLG INDUSTRIES, INC............................................             34
          993       * KADANT, INC....................................................             14
        2,035         KAYDON CORP....................................................             46
        2,294         KENNAMETAL, INC................................................             92
          500         LAWSON PRODUCTS, INC...........................................             13
        2,311         LINCOLN ELECTRIC HOLDINGS, INC.................................             56
          800         LINDSAY MANUFACTURING CO.......................................             15
        1,350       * LITTELFUSE, INC................................................             35
        3,909       * MAGNA ENTERTAINMENT CORP (CLASS A).............................             27
        1,200       * MAGNETEK, INC..................................................             11
        1,875         MANITOWOC CO, INC..............................................             58
          733       * MAXWELL TECHNOLOGIES, INC......................................              7
        1,700       * MECHANICAL TECHNOLOGY, INC.....................................              5
        1,150         MILACRON, INC..................................................             18
          600         MINE SAFETY APPLIANCES CO......................................             24
       28,429         MINNESOTA MINING & MANUFACTURING CO............................          3,359
          500         NACCO INDUSTRIES, INC (CLASS A)................................             28
        2,075       * NATIONAL INSTRUMENTS CORP......................................             78
        4,300         NAVISTAR INTERNATIONAL CORP....................................            170
        4,900       * NEWPARK RESOURCES, INC.........................................             39
        1,000         NEWPORT NEWS SHIPBUILDING, INC.................................             71
        1,000         NN, INC........................................................             11
        1,694         NORDSON CORP...................................................             45
        4,600         PACCAR, INC....................................................            302
        8,466         PARKER HANNIFIN CORP...........................................            389
        1,517       * PEMSTAR, INC...................................................             18


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        4,108         PHILADELPHIA SUBURBAN CORP.....................................      $      93
          900       * PHOTON DYNAMICS, INC...........................................             41
       17,745         PITNEY BOWES, INC..............................................            667
          600       * PLUG POWER, INC................................................              5
        4,000       * POWER-ONE, INC.................................................             42
        1,812       * QUANTA SERVICES, INC...........................................             28
        1,323       * RAYOVAC CORP...................................................             23
        1,539         REGAL-BELOIT CORP..............................................             34
       12,254       * REPUBLIC SERVICES, INC.........................................            245
          300         RICHARDSON ELECTRONICS LTD.....................................              4
          600         ROBBINS & MYERS, INC...........................................             14
       11,300         ROCKWELL COLLINS, INC..........................................            220
       11,300         ROCKWELL INTERNATIONAL CORP....................................            202
        2,139         ROPER INDUSTRIES, INC..........................................            106
          827       * SAGE, INC......................................................             31
          744         SAUER-DANFOSS, INC.............................................              6
          200         SJW CORP.......................................................             17
          731       * SPS TECHNOLOGIES, INC..........................................             26
        1,823         STEWART & STEVENSON SERVICES, INC..............................             34
        1,100         TECUMSEH PRODUCTS CO (CLASS A).................................             56
          700         TENNANT CO.....................................................             26
        2,000       * TEREX CORP.....................................................             35
        3,491       * TETRA TECH, INC................................................             70
          871       * TETRA TECHNOLOGIES, INC........................................             18
        4,199       * THOMAS & BETTS CORP............................................             89
        3,629         TIMKEN CO......................................................             59
          900         TORO CO........................................................             41
          381       * TRC COS, INC...................................................             19
          700       * TRIKON TECHNOLOGIES, INC.......................................              8
        2,700         TRINITY INDUSTRIES, INC........................................             73
        3,300       * UNOVA, INC.....................................................             19
        2,500       * VALENCE TECHNOLOGY, INC........................................              8
          600         VALHI, INC.....................................................              8
        1,000         VALMONT INDUSTRIES, INC........................................             14
        2,201         WABTEC CORP....................................................             27
        1,912       * WASTE CONNECTIONS, INC.........................................             59
       45,450         WASTE MANAGEMENT, INC..........................................          1,450
        1,100         WATTS INDUSTRIES, INC (CLASS A)................................             17
       52,224         XEROX CORP.....................................................            544
                                                                                           ---------
                      TOTAL PRODUCER DURABLES........................................         46,915
                                                                                           ---------
TECHNOLOGY--18.90%
       24,842       * 3COM CORP......................................................            158
        1,000       * 3D SYSTEMS CORP................................................             14
        2,400       * 3DO CO.........................................................              5
          800      b* ACT MANUFACTURING, INC.........................................              0
        1,700       * ACTEL CORP.....................................................             34
       13,979       * ACTERNA CORP...................................................             55
        2,397       * ACTIVISION, INC................................................             62
        3,042       * ACTUATE CORP...................................................             16
        6,539       * ACXIOM CORP....................................................            114
        7,600       * ADAPTEC, INC...................................................            110
       57,292       * ADC TELECOMMUNICATIONS, INC....................................            264
          700       * ADE CORP.......................................................              7
       17,253         ADOBE SYSTEMS, INC.............................................            536
        1,500       * ADTRAN, INC....................................................             38
        4,400       * ADVANCED DIGITAL INFORMATION CORP..............................             71
        1,353       * ADVANCED ENERGY INDUSTRIES, INC................................             36
        5,800       * ADVANCED FIBRE COMMUNICATIONS, INC.............................            102
       24,863       * ADVANCED MICRO DEVICES, INC....................................            394
        2,200       * ADVENT SOFTWARE, INC...........................................            110
        4,300       * AEROFLEX, INC..................................................             81
        1,700       * AETHER SYSTEMS, INC............................................             16
        3,300       * AFFILIATED COMPUTER SERVICES, INC (CLASS A)....................            350
       43,486       * AGERE SYSTEMS, INC (CLASS A)...................................            247
        2,200       * AGILE SOFTWARE CORP............................................             38
       33,382       * AGILENT TECHNOLOGIES, INC......................................            952
        5,252       * AKAMAI TECHNOLOGIES, INC.......................................             31


B-44                                 See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
TECHNOLOGY--(Continued)
        2,000       * ALLIANCE SEMICONDUCTOR CORP....................................      $      24
          600       * ALLOY, INC.....................................................             13
        3,114       * ALPHA INDUSTRIES, INC..........................................             68
       26,277       * ALTERA CORP....................................................            558
        1,627       * AMERICA ONLINE LATIN AMERICA, INC (CLASS A)....................              7
        3,150       * AMERICAN MANAGEMENT SYSTEMS, INC...............................             57
       11,900       * AMERICAN POWER CONVERSION CORP.................................            172
        1,600       * AMERICAN SUPERCONDUCTOR CORP...................................             20
        9,267       * AMKOR TECHNOLOGY, INC..........................................            149
        3,100       * AMPHENOL CORP (CLASS A)........................................            149
        2,400       * ANADIGICS, INC.................................................             37
       24,863       * ANALOG DEVICES, INC............................................          1,104
          400         ANALOGIC CORP..................................................             15
        1,600       * ANAREN MICROWAVE, INC..........................................             28
        5,875       * ANDREW CORP....................................................            129
        1,900       * ANIXTER INTERNATIONAL, INC.....................................             55
          400       * ANSOFT CORP....................................................              6
        2,800       * ANSWERTHINK, INC...............................................             18
        1,047       * ANSYS, INC.....................................................             26
        1,700       * APAC CUSTOMER SERVICES, INC....................................              4
       25,484       * APPLE COMPUTER, INC............................................            558
          600       * APPLIED INNOVATION, INC........................................              4
       59,279       * APPLIED MATERIALS, INC.........................................          2,377
       20,460       * APPLIED MICRO CIRCUITS CORP....................................            232
        2,100       * ARBITRON, INC..................................................             72
        1,282       * AREMISSOFT CORP................................................              1
       16,117       * ARIBA, INC.....................................................             99
        3,686       * ARRIS GROUP, INC...............................................             36
        7,158       * ARROW ELECTRONICS, INC.........................................            214
        4,000       * ART TECHNOLOGY GROUP, INC......................................             14
        2,400       * ARTESYN TECHNOLOGIES, INC......................................             22
          900       * ARTISAN COMPONENTS, INC........................................             14
       20,300       * ASCENTIAL SOFTWARE CORP........................................             82
        1,946       * ASIAINFO HOLDINGS, INC.........................................             34
        4,000       * ASPECT COMMUNICATIONS CORP.....................................             16
        2,200       * ASPEN TECHNOLOGY, INC..........................................             37
          882       * ASTROPOWER, INC................................................             36
        2,600       * ASYST TECHNOLOGIES, INC........................................             33
       29,090       * ATMEL CORP.....................................................            214
        2,000       * ATMI, INC......................................................             48
          800       * AUDIOVOX CORP (CLASS A)........................................              6
        3,311       * AUSPEX SYSTEMS, INC............................................              6
        3,949         AUTODESK, INC..................................................            147
       44,995         AUTOMATIC DATA PROCESSING, INC.................................          2,650
        2,135       * AVANEX CORP....................................................             13
        2,700       * AVANT! CORP....................................................             55
       20,805       * AVAYA, INC.....................................................            253
        3,601       * AVICI SYSTEMS, INC.............................................             10
        1,900       * AVID TECHNOLOGY, INC...........................................             23
        8,590         AVNET, INC.....................................................            219
        3,167       * AVOCENT CORP...................................................             77
        3,866         AVX CORP.......................................................             91
        1,600       * AWARE, INC.....................................................             13
        7,187       * AXCELIS TECHNOLOGIES, INC......................................             93
        1,500       * AXT, INC.......................................................             22
          889       * BARRA, INC.....................................................             42
       22,202       * BEA SYSTEMS, INC...............................................            342
          786         BEI TECHNOLOGIES, INC..........................................             14
          600         BEL FUSE, INC (CLASS B)........................................             15
        1,900         BELDEN, INC....................................................             45
        1,400       * BENCHMARK ELECTRONICS, INC.....................................             27
        3,994       * BISYS GROUP, INC...............................................            256
        1,400       * BLACK BOX CORP.................................................             74
        2,100       * BLUE MARTINI SOFTWARE, INC.....................................              6
        2,000         BMC INDUSTRIES, INC............................................              4
       16,794       * BMC SOFTWARE, INC..............................................            275
        3,687       * BORLAND SOFTWARE CORP..........................................             58


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        1,101       * BOSTON COMMUNICATIONS GROUP....................................      $      12
          700       * BRAUN CONSULTING, INC..........................................              2
        4,150       * BRIGHTPOINT, INC...............................................             13
        1,300       * BRIO SOFTWARE, INC.............................................              4
       13,882       * BROADCOM CORP (CLASS A)........................................            567
       15,500       * BROADVISION, INC...............................................             42
       15,630       * BROCADE COMMUNICATIONS SYSTEMS, INC............................            518
        1,000       * BSQUARE CORP...................................................              4
        2,000         C&D TECHNOLOGIES, INC..........................................             46
        3,175       * CABLE DESIGN TECHNOLOGIES CORP.................................             43
        1,500       * CACHEFLOW, INC.................................................              4
        1,400       * CACI INTERNATIONAL, INC (CLASS A)..............................             55
       17,830       * CADENCE DESIGN SYSTEMS, INC....................................            391
          600       * CAMINUS CORP...................................................             14
        1,200       * CARREKER CORP..................................................              7
          800       * CARRIER ACCESS CORP............................................              2
          300       * CATAPULT COMMUNICATIONS CORP...................................              8
        2,300       * C-COR.NET CORP.................................................             34
          900       * CELERITEK, INC.................................................             12
        1,843       * CENTILLIUM COMMUNICATIONS, INC.................................             14
        1,558       * CENTRA SOFTWARE, INC...........................................             12
        9,300       * CERIDIAN CORP..................................................            174
        5,248       * CERTEGY, INC...................................................            180
        4,500       * CHECKFREE CORP.................................................             81
        2,400       * CHECKPOINT SYSTEMS, INC........................................             32
        2,376       * CHIPPAC, INC...................................................             18
        2,100       * CHORDIANT SOFTWARE, INC........................................             17
        3,700       * CIBER, INC.....................................................             35
       23,734       * CIENA CORP.....................................................            340
        4,400       * CIRRUS LOGIC, INC..............................................             58
      532,459       * CISCO SYSTEMS, INC.............................................          9,643
       13,638       * CITRIX SYSTEMS, INC............................................            309
        2,113       * CLARENT CORP...................................................             11
        1,261       * CLICK COMMERCE, INC............................................              4
       18,865       * CMGI, INC......................................................             31
        8,299       * CNET NETWORKS, INC.............................................             74
        2,294       * COGNEX CORP....................................................             59
          600       * COGNIZANT TECHNOLOGY SOLUTIONS CORP............................             25
        1,400         COHU, INC......................................................             28
       20,300       * COMMERCE ONE, INC..............................................             72
        3,700       * COMMSCOPE, INC.................................................             79
      123,332         COMPAQ COMPUTER CORP...........................................          1,204
       33,076         COMPUTER ASSOCIATES INTERNATIONAL, INC.........................          1,141
        2,200       * COMPUTER NETWORK TECHNOLOGY CORP...............................             39
       11,753       * COMPUTER SCIENCES CORP.........................................            576
       24,200       * COMPUWARE CORP.................................................            285
          200         COMPX INTERNATIONAL, INC.......................................              3
       13,377       * COMVERSE TECHNOLOGY, INC.......................................            299
        1,600       * CONCORD CAMERA CORP............................................             13
       36,588       * CONCORD EFS, INC...............................................          1,199
        4,400       * CONCURRENT COMPUTER CORP.......................................             65
          577         CONESTOGA ENTERPRISES, INC.....................................             18
       18,298       * CONEXANT SYSTEMS, INC..........................................            263
        1,400       * CONVERA CORP...................................................              5
       12,514       * CONVERGYS CORP.................................................            469
          573       * COORSTEK, INC..................................................             18
        3,800       * COPPER MOUNTAIN NETWORKS, INC..................................              6
        1,300       * CORILLIAN CORP.................................................              6
       68,280       * CORNING, INC...................................................            609
       18,279       * CORVIS CORP....................................................             59
        6,394       * COSINE COMMUNICATIONS, INC.....................................             10
        1,800       * COVANSYS CORP..................................................             16
        4,240       * CREDENCE SYSTEMS CORP..........................................             79
        5,299       * CREE, INC......................................................            156
          600       * CROSSROADS SYSTEMS, INC........................................              3
        3,420       * CSG SYSTEMS INTERNATIONAL, INC.................................            138
        2,100         CTS CORP.......................................................             33
          400         CUBIC CORP.....................................................             21


B-45                           See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
TECHNOLOGY--(Continued)
        2,200       * CYMER, INC.....................................................      $      59
        8,371       * CYPRESS SEMICONDUCTOR CORP.....................................            167
        1,000       * DAKTRONICS, INC................................................              8
        1,300       * DATASTREAM SYSTEMS, INC........................................              8
        3,000       * DDI CORP.......................................................             30
        2,078       * DELIA*S CORP (CLASS A).........................................             13
      164,058       * DELL COMPUTER CORP.............................................          4,459
        4,900         DELUXE CORP....................................................            204
        2,000       * DIAMONDCLUSTER INTERNATIONAL, INC (CLASS A)....................             26
        5,148         DIEBOLD, INC...................................................            208
        1,700       * DIGEX, INC.....................................................              5
          800       * DIGIMARC CORP..................................................             15
        1,900       * DIGITAL INSIGHT CORP...........................................             42
          900       * DIGITAL LIGHTWAVE, INC.........................................              8
        2,500       * DIGITALTHINK, INC..............................................             27
          600       * DIGITAS, INC...................................................              2
        1,800       * DITECH COMMUNICATIONS CORP.....................................             11
       13,557       * DIVINE, INC (CLASS A)..........................................             10
        5,700       * DMC STRATEX NETWORKS, INC......................................             44
        2,676       * DOCENT, INC....................................................              8
        2,700       * DOCUMENTUM, INC................................................             59
        8,500       * DOUBLECLICK, INC...............................................             96
        1,746       * DSP GROUP, INC.................................................             41
        4,845       * DST SYSTEMS, INC...............................................            242
          400       * DUPONT PHOTOMASKS, INC.........................................             17
          100       * DURASWITCH INDUSTRIES, INC.....................................              1
        4,538       * E.PIPHANY, INC.................................................             40
        5,623       * EARTHLINK, INC.................................................             68
       10,388       * EBAY, INC......................................................            695
        1,800       * ECHELON CORP...................................................             25
          606         EDO CORP.......................................................             16
        3,301       * EFUNDS CORP....................................................             45
        1,600       * ELANTEC SEMICONDUCTOR, INC.....................................             61
        1,900       * ELECTRO SCIENTIFIC INDUSTRIES, INC.............................             57
        1,600       * ELECTROGLAS, INC...............................................             24
        9,180       * ELECTRONIC ARTS, INC...........................................            550
       34,376         ELECTRONIC DATA SYSTEMS CORP...................................          2,356
        3,900       * ELECTRONICS FOR IMAGING, INC...................................             87
          900       * EMBARCADERO TECHNOLOGIES, INC..................................             22
      160,718       * EMC CORP.......................................................          2,160
        1,602       * EMCORE CORP....................................................             22
        5,989       * EMULEX CORP....................................................            237
        4,100       * ENGAGE, INC....................................................              2
        2,883       * ENTEGRIS, INC..................................................             32
       14,334       * ENTERASYS NETWORKS, INC........................................            127
        3,400       * ENTRUST, INC...................................................             35
          637       * EPIQ SYSTEMS, INC..............................................             12
       10,496         EQUIFAX, INC...................................................            253
        1,100       * ESPEED, INC (CLASS A)..........................................              9
        2,200       * ESS TECHNOLOGY, INC............................................             47
        1,400       * ESTERLINE TECHNOLOGIES CORP....................................             22
        2,800       * EXAR CORP......................................................             58
          600       * EXCEL TECHNOLOGY, INC..........................................             10
        2,263       * EXE TECHNOLOGIES, INC..........................................             12
        1,000       * EXTENSITY, INC.................................................              2
        7,347       * EXTREME NETWORKS, INC..........................................             95
        1,000       * F.Y.I., INC....................................................             34
        1,300       * F5 NETWORKS, INC...............................................             28
        1,350         FAIR, ISAAC & CO, INC..........................................             85
        7,177       * FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC (CLASS A)...........            202
        3,200       * FALCONSTOR SOFTWARE, INC.......................................             29
        1,100       * FEI CO.........................................................             35
        2,304       * FIBERCORE, INC.................................................              6
        2,700       * FILENET CORP...................................................             55
        8,910       * FINISAR CORP...................................................             91
       27,941         FIRST DATA CORP................................................          2,192


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
       13,572       * FISERV, INC....................................................      $     574
          771       * FLIR SYSTEMS, INC..............................................             29
        6,278       * FOUNDRY NETWORKS, INC..........................................             51
        2,120       * FREEMARKETS, INC...............................................             51
        2,000       * FSI INTERNATIONAL, INC.........................................             18
       13,003       * GATEWAY, INC...................................................            105
        2,300         GENERAL CABLE CORP.............................................             30
       12,685       * GENUITY, INC (CLASS A).........................................             20
        1,400       * GENZYME TRANSGENICS CORP.......................................              8
        1,800       * GERBER SCIENTIFIC, INC.........................................             17
          400       * GLOBAL IMAGING SYSTEMS, INC....................................              6
        2,552         GLOBAL PAYMENTS, INC...........................................             88
          210       * GLOBALSCAPE, INC...............................................              0
        7,665       * GLOBESPAN VIRATA, INC..........................................             99
        2,090       * GRIFFON CORP...................................................             31
        1,400       * HANDSPRING, INC................................................              9
        4,036       * HARMONIC, INC..................................................             49
        4,800         HARRIS CORP....................................................            146
        1,700         HELIX TECHNOLOGY CORP..........................................             38
        4,700         HENRY (JACK) & ASSOCIATES, INC.................................            103
      114,379         HEWLETT-PACKARD CO.............................................          2,349
          600       * HI/FN, INC.....................................................              9
        2,600       * HNC SOFTWARE, INC..............................................             54
        5,061       * HOMESTORE.COM, INC.............................................             18
        1,800       * HUTCHINSON TECHNOLOGY, INC.....................................             42
        2,430       * HYPERION SOLUTIONS CORP........................................             48
       19,890       * I2 TECHNOLOGIES, INC...........................................            157
        2,400       * IBASIS, INC....................................................              3
        2,300       * IDENTIX, INC...................................................             34
          700       * II-VI, INC.....................................................             12
       10,900         IKON OFFICE SOLUTIONS, INC.....................................            127
        2,443       * IMATION CORP...................................................             53
        3,000       * INDUS INTERNATIONAL, INC.......................................             22
          900       * INET TECHNOLOGIES, INC.........................................             10
        2,900       * INFOCUS CORP...................................................             64
        1,040       * INFOGRAMES, INC................................................              7
        3,356       * INFONET SERVICES CORP (CLASS B)................................              8
        5,000       * INFORMATICA CORP...............................................             73
        1,989       * INFORMATION RESOURCES, INC.....................................             17
       17,722       * INFOSPACE, INC.................................................             36
        4,600       * INGRAM MICRO, INC (CLASS A)....................................             80
        9,019       * INKTOMI CORP...................................................             61
          600       * INRANGE TECHNOLOGIES CORP (CLASS B)............................              7
          692       * INTEGRAL SYSTEMS, INC..........................................             13
        1,936       * INTEGRATED CIRCUIT SYSTEMS, INC................................             44
        7,546       * INTEGRATED DEVICE TECHNOLOGY, INC..............................            201
      487,296         INTEL CORP.....................................................         15,325
        3,400       * INTELIDATA TECHNOLOGIES CORP...................................             10
          300       * INTERACTIVE INTELLIGENCE, INC..................................              2
          900       * INTERCEPT GROUP, INC...........................................             37
        4,000       * INTERDIGITAL COMMUNICATIONS CORP...............................             39
        3,600       * INTERGRAPH CORP................................................             49
        2,200       * INTERLAND, INC.................................................              5
        1,475       * INTERLOGIX, INC................................................             57
          991       * INTERMAGNETICS GENERAL CORP....................................             26
       10,936       * INTERNAP NETWORK SERVICES CORP.................................             13
      125,094         INTERNATIONAL BUSINESS MACHINES CORP...........................         15,131
        4,610       * INTERNATIONAL RECTIFIER CORP...................................            161
       13,180       * INTERNET CAPITAL GROUP, INC....................................             16
        2,817       * INTERNET SECURITY SYSTEMS, INC.................................             90
        7,476       * INTERSIL CORP (CLASS A)........................................            241
        1,600         INTER-TEL, INC.................................................             31
        5,600       * INTERTRUST TECHNOLOGIES CORP...................................              7
        2,307       * INTERVOICE-BRITE, INC..........................................             30
        6,425       * INTERWOVEN, INC................................................             63
          862       * INTRADO, INC...................................................             23
       12,632       * INTUIT, INC....................................................            540
        4,080       * IOMEGA CORP....................................................             34


B-46                       See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
TECHNOLOGY--(Continued)
        2,687       * IRON MOUNTAIN, INC.............................................      $     118
        1,700       * ITXC CORP......................................................             12
        3,070       * IXIA...........................................................             39
          600       * IXYS CORP......................................................              5
        7,207       * J.D. EDWARDS & CO..............................................            119
       11,080       * JABIL CIRCUIT, INC.............................................            252
        1,500       * JDA SOFTWARE GROUP, INC........................................             34
       85,258       * JDS UNIPHASE CORP..............................................            740
        1,622       * JNI CORP.......................................................             13
       18,350       * JUNIPER NETWORKS, INC..........................................            348
        1,064       * KANA SOFTWARE, INC.............................................             21
        3,874       * KEANE, INC.....................................................             70
          600         KEITHLEY INSTRUMENTS, INC......................................             10
        6,200       * KEMET CORP.....................................................            110
        1,400       * KEYNOTE SYSTEMS, INC...........................................             13
        1,669       * KFORCE, INC....................................................             10
       13,489       * KLA-TENCOR CORP................................................            669
        4,700       * KOPIN CORP.....................................................             66
        8,246       * KPMG CONSULTING, INC...........................................            137
        1,500       * KRONOS, INC....................................................             73
        3,600       * KULICKE & SOFFA INDUSTRIES, INC................................             62
        9,062       * LAM RESEARCH CORP..............................................            210
        1,143       * LANTRONIX, INC.................................................              7
        6,522       * LATTICE SEMICONDUCTOR CORP.....................................            134
          800       * LEARNING TREE INTERNATIONAL, INC...............................             22
          517       * LECROY CORP....................................................              9
        6,600       * LEGATO SYSTEMS, INC............................................             86
        1,500       * LEXAR MEDIA, INC...............................................              4
        2,000       * LEXENT, INC....................................................             13
        9,416       * LEXMARK INTERNATIONAL, INC.....................................            556
        7,622       * LIBERATE TECHNOLOGIES..........................................             88
        1,888       * LIGHTBRIDGE, INC...............................................             23
        1,400       * LIGHTPATH TECHNOLOGIES, INC (CLASS A)..........................              5
       23,000         LINEAR TECHNOLOGY CORP.........................................            898
        1,700       * LOUDCLOUD, INC.................................................              7
       25,052       * LSI LOGIC CORP.................................................            395
        3,700       * LTX CORP.......................................................             77
      247,669       * LUCENT TECHNOLOGIES, INC.......................................          1,558
        4,200       * MACROMEDIA, INC................................................             75
        2,952       * MACROVISION CORP...............................................            104
        2,792       * MAIL-WELL, INC.................................................             11
        1,042       * MANHATTAN ASSOCIATES, INC......................................             30
        1,100       * MANUFACTURERS SERVICES LTD.....................................              7
        3,695       * MANUGISTICS GROUP, INC.........................................             78
        1,100       * MAPINFO CORP...................................................             17
        1,650       * MASTEC, INC....................................................             11
        2,162       * MATRIXONE, INC.................................................             28
       22,221       * MAXIM INTEGRATED PRODUCTS, INC.................................          1,167
       13,552       * MAXTOR CORP....................................................             86
          400       * MCAFEE.COM CORP................................................             14
        1,444       * MCDATA CORP (CLASS A)..........................................             35
          700       * MCSI, INC......................................................             16
          500       * MEASUREMENT SPECIALTIES, INC...................................              5
        3,000       * MEMC ELECTRONIC MATERIALS, INC.................................             11
        4,700       * MENTOR GRAPHICS CORP...........................................            111
        1,352       * MERCURY COMPUTER SYSTEMS, INC..................................             53
        5,218       * MERCURY INTERACTIVE CORP.......................................            177
          940       * MERIX CORP.....................................................             16
        1,700       * METASOLV, INC..................................................             13
        2,300       * METAWAVE COMMUNICATIONS CORP...................................              7
        2,400         METHODE ELECTRONICS, INC (CLASS A).............................             19
        2,275       * METTLER-TOLEDO INTERNATIONAL, INC..............................            118
        4,700       * MICREL, INC....................................................            123
          746       * MICRO GENERAL CORP.............................................             10
        9,677       * MICROCHIP TECHNOLOGY, INC......................................            375
        5,400       * MICROMUSE, INC.................................................             81
       39,307       * MICRON TECHNOLOGY, INC.........................................          1,219


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        2,014       * MICROSEMI CORP.................................................      $      60
      317,440       * MICROSOFT CORP.................................................         21,030
        2,100       * MICROSTRATEGY, INC.............................................              8
        1,666       * MICROTUNE, INC.................................................             39
          730       * MICROVISION, INC...............................................             10
        2,400       * MIPS TECHNOLOGIES, INC (CLASS A)...............................             21
          582       * MIPS TECHNOLOGIES, INC (CLASS B)...............................              5
        1,434       * MKS INSTRUMENTS, INC...........................................             39
          300       * MOLDFLOW CORP..................................................              4
       10,170         MOLEX, INC.....................................................            315
            4       * MOMENTUM BUSINESS APPLICATIONS, INC (CLASS A)..................              0
      161,538         MOTOROLA, INC..................................................          2,426
        1,100       * MRO SOFTWARE, INC..............................................             26
        5,858       * MRV COMMUNICATIONS, INC........................................             25
        1,508         MTS SYSTEMS CORP...............................................             15
        1,972       * MULTEX.COM, INC................................................              9
          500       * NANOMETRICS, INC...............................................             10
          500       * NATIONAL PROCESSING, INC.......................................             16
       12,750       * NATIONAL SEMICONDUCTOR CORP....................................            393
          864       * NAVIGANT INTERNATIONAL, INC....................................             10
        6,676       * NCR CORP.......................................................            246
        2,331         NDCHEALTH CORP.................................................             81
        1,200       * NET2PHONE, INC.................................................              8
        1,742       * NETEGRITY, INC.................................................             34
        2,976       * NETIQ CORP.....................................................            105
        3,300       * NETRO CORP.....................................................             12
        1,000       * NETSCOUT SYSTEMS, INC..........................................              8
       21,099       * NETWORK APPLIANCE, INC.........................................            461
        9,999       * NETWORK ASSOCIATES, INC........................................            258
        3,837       * NEW FOCUS, INC.................................................             15
        2,500         NEWPORT CORP...................................................             48
        1,500       * NEXT LEVEL COMMUNICATIONS, INC.................................              5
        2,800       * NMS COMMUNICATIONS CORP........................................             13
          775       * NORTHFIELD LABORATORIES, INC...................................              7
        1,000       * NOVADIGM, INC..................................................              9
       25,705       * NOVELL, INC....................................................            118
        9,847       * NOVELLUS SYSTEMS, INC..........................................            388
        1,400       * NU HORIZONS ELECTRONICS CORP...................................             14
        1,939       * NUANCE COMMUNICATIONS, INC.....................................             18
        1,360       * NUMERICAL TECHNOLOGIES, INC....................................             48
        7,500       * NVIDIA CORP....................................................            502
        1,700       * NYFIX, INC.....................................................             34
        3,700       * OAK TECHNOLOGY, INC............................................             51
        2,300       * ON SEMICONDUCTOR CORP..........................................              5
        7,312       * ONI SYSTEMS CORP...............................................             46
        2,300       * ONYX SOFTWARE CORP.............................................              9
       12,537       * OPENWAVE SYSTEMS, INC..........................................            123
        8,470       * OPLINK COMMUNICATIONS, INC.....................................             16
          600       * OPNET TECHNOLOGIES, INC........................................              9
      302,057       * ORACLE CORP....................................................          4,171
        1,100       * OTG SOFTWARE, INC..............................................             11
        1,442       * OVERTURE SERVICES, INC.........................................             51
        1,600       * PACKETEER, INC.................................................             12
       40,672       * PALM, INC......................................................            158
       18,864       * PARAMETRIC TECHNOLOGY CORP.....................................            147
        1,250         PARK ELECTROCHEMICAL CORP......................................             33
        2,975       * PAXAR CORP.....................................................             42
        2,900       * PAXSON COMMUNICATIONS CORP.....................................             30
       23,113         PAYCHEX, INC...................................................            805
          900       * PC-TEL, INC....................................................              9
          200       * PEC SOLUTIONS, INC.............................................              8
        1,800       * PECO II, INC...................................................             11
        1,600       * PEGASUS SOLUTIONS, INC.........................................             23
       18,995       * PEOPLESOFT, INC................................................            764
       12,249       * PEREGRINE SYSTEMS, INC.........................................            182
          600       * PERFORMANCE TECHNOLOGIES, INC..................................              8
        1,500       * PERICOM SEMICONDUCTOR CORP.....................................             22
        4,500       * PEROT SYSTEMS CORP (CLASS A)...................................             92


B-47                                 See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
TECHNOLOGY--(Continued)
        1,700       * PHOENIX TECHNOLOGIES LTD.......................................      $      20
        1,900       * PHOTRONICS, INC................................................             60
        2,019         PIONEER-STANDARD ELECTRONICS, INC..............................             26
        1,590       * PIXELWORKS, INC................................................             26
          756       * PLANAR SYSTEMS, INC............................................             16
        2,499       * PLANTRONICS, INC...............................................             64
        3,000       * PLEXUS CORP....................................................             80
        1,200       * PLX TECHNOLOGY, INC............................................             15
       11,927       * PMC-SIERRA, INC................................................            254
        6,406       * POLYCOM, INC...................................................            218
        1,400       * POMEROY COMPUTER RESOURCES, INC................................             19
        7,300       * PORTAL SOFTWARE, INC...........................................             15
          458       * POWELL INDUSTRIES, INC.........................................              9
        1,900       * POWER INTEGRATIONS, INC........................................             43
        4,257       * POWERWAVE TECHNOLOGIES, INC....................................             74
        1,600       * PRI AUTOMATION, INC............................................             33
        1,200       * PROBUSINESS SERVICES, INC......................................             23
        2,850       * PROFIT RECOVERY GROUP INTERNATIONAL, INC.......................             23
        2,131       * PROGRESS SOFTWARE CORP.........................................             37
        2,427       * PROTON ENERGY SYSTEMS..........................................             20
        1,900       * PROXIM, INC....................................................             19
        2,500       * PUMATECH, INC..................................................              6
        6,755       * QLOGIC CORP....................................................            301
        1,050       * QRS CORP.......................................................             15
       55,508       * QUALCOMM, INC..................................................          2,803
       11,676       * QUANTUM CORP (DLT & STORAGE GROUP).............................            115
        2,397       * QUEST SOFTWARE, INC............................................             53
          449         QUIXOTE CORP...................................................              9
        1,100       * RADIANT SYSTEMS, INC...........................................             13
        1,100       * RADISYS CORP...................................................             22
        1,700       * RAINBOW TECHNOLOGIES, INC......................................             13
        5,900       * RAMBUS, INC....................................................             47
       14,497       * RATIONAL SOFTWARE CORP.........................................            283
        8,725       * READ-RITE CORP.................................................             58
        6,483       * REALNETWORKS, INC..............................................             39
        2,416       * RED HAT, INC...................................................             17
        9,318       * REDBACK NETWORKS, INC..........................................             37
        1,348       * REGISTER.COM, INC..............................................             16
          573       * RENAISSANCE LEARNING, INC......................................             17
          700       * RESEARCH FRONTIERS, INC........................................             12
        3,430       * RETEK, INC.....................................................            102
        3,914         REYNOLDS & REYNOLDS CO (CLASS A)...............................             95
        9,640       * RF MICRO DEVICES, INC..........................................            185
        8,416       * RIVERSTONE NETWORKS, INC.......................................            140
        1,100       * ROGERS CORP....................................................             33
        1,218       * ROXIO, INC.....................................................             20
        3,900       * RSA SECURITY, INC..............................................             68
          688       * RUDOLPH TECHNOLOGIES, INC......................................             24
        4,400       * S1 CORP........................................................             71
        1,774       * SABA SOFTWARE, INC.............................................              9
        9,000       * SAFEGUARD SCIENTIFICS, INC.....................................             32
        1,900       * SAGA SYSTEMS, INC ESCROW.......................................              0
        1,200       * SANCHEZ COMPUTER ASSOCIATES, INC...............................             10
        4,983       * SANDISK CORP...................................................             72
       37,131       * SANMINA-SCI CORP...............................................            739
        5,900       * SAPIENT CORP...................................................             46
          700       * SATCON TECHNOLOGY CORP.........................................              4
        1,000       * SBS TECHNOLOGIES, INC..........................................             15
          418       * SCANSOURCE, INC................................................             20
       11,366         SCIENTIFIC-ATLANTA, INC........................................            272
        1,300       * SCM MICROSYSTEMS, INC..........................................             19
        1,300       * SEACHANGE INTERNATIONAL, INC...................................             44
        2,000       * SECURE COMPUTING CORP..........................................             41
        2,015       * SEEBEYOND TECHNOLOGY CORP......................................             20
        1,000       * SELECTICA, INC.................................................              6
        1,100       * SEMITOOL, INC..................................................             13
        4,548       * SEMTECH CORP...................................................            162


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        1,100       * SERENA SOFTWARE, INC...........................................      $      24
       27,310       * SIEBEL SYSTEMS, INC............................................            764
        1,295       * SIGNALSOFT CORP................................................              6
       14,700       * SILICON GRAPHICS, INC..........................................             31
        4,000       * SILICON IMAGE, INC.............................................             15
          300       * SILICON LABORATORIES, INC......................................             10
        5,900       * SILICON STORAGE TECHNOLOGY, INC................................             57
          500       * SILICONIX, INC.................................................             14
          300       * SIMPLEX SOLUTIONS, INC.........................................              5
        1,600       * SIPEX CORP.....................................................             21
          700       * SIRENZA MICRODEVICES, INC......................................              4
        3,700       * SITEL CORP.....................................................              9
       46,019       * SOLECTRON CORP.................................................            519
        2,000       * SOMERA COMMUNICATIONS, INC.....................................             15
        6,700       * SONICBLUE, INC.................................................             27
        2,888       * SONICWALL, INC.................................................             56
       11,145       * SONUS NETWORKS, INC............................................             51
          900       * SORRENTO NETWORKS CORP.........................................              3
        1,100       * SPECTRALINK CORP...............................................             19
          841       * SPECTRIAN CORP.................................................              9
        1,766       * SPEECHWORKS INTERNATIONAL, INC.................................             20
          900       * SPSS, INC......................................................             16
        1,100       * STANDARD MICROSYSTEMS CORP.....................................             17
        4,700       * STARBASE CORP..................................................              3
        7,600       * STORAGE TECHNOLOGY CORP........................................            157
        4,277       * STORAGENETWORKS, INC...........................................             26
        3,927       * STRATOS LIGHTWAVE, INC.........................................             24
      235,353       * SUN MICROSYSTEMS, INC..........................................          2,890
       20,284       * SUNGARD DATA SYSTEMS, INC......................................            587
        1,300       * SUNRISE TELECOM, INC...........................................              5
          600       * SUPERTEX, INC..................................................             11
        1,700       * SUPPORT.COM, INC...............................................             11
          400       * SUREBEAM CORP (CLASS A)........................................              4
        7,279       * SYBASE, INC....................................................            115
        9,939       * SYCAMORE NETWORKS, INC.........................................             53
        1,700       * SYKES ENTERPRISES, INC.........................................             16
        5,250       * SYMANTEC CORP..................................................            348
       16,501         SYMBOL TECHNOLOGIES, INC.......................................            262
        1,700       * SYMMETRICOM, INC...............................................             13
        4,273       * SYNOPSYS, INC..................................................            252
        1,200       * SYNPLICITY, INC................................................             16
          800       * SYNTEL, INC....................................................             10
        2,600       * SYSTEMS & COMPUTER TECHNOLOGY CORP.............................             27
        2,600       * TAKE-TWO INTERACTIVE SOFTWARE, INC.............................             42
        3,730       * TECH DATA CORP.................................................            161
        2,100         TECHNITROL, INC................................................             58
        3,400       * TEKELEC........................................................             62
        6,300       * TEKTRONIX, INC.................................................            162
       29,495       * TELLABS, INC...................................................            441
          656       * TELLIUM, INC...................................................              4
       13,093       * TERADYNE, INC..................................................            395
        4,400       * TERAYON COMMUNICATION SYSTEMS, INC.............................             36
      125,735         TEXAS INSTRUMENTS, INC.........................................          3,521
        1,200       * THERMA-WAVE, INC...............................................             18
       12,988       * THERMO ELECTRON CORP...........................................            310
        1,600       * THREE-FIVE SYSTEMS, INC........................................             25
        4,483       * TIBCO SOFTWARE, INC............................................             67
        4,429       * TITAN CORP.....................................................            111
        1,200       * TIVO, INC......................................................              8
        1,000       * TOLLGRADE COMMUNICATIONS, INC..................................             33
        2,800         TOTAL SYSTEM SERVICES, INC.....................................             59
        2,500       * TRANSACTION SYSTEMS ARCHITECTS, INC (CLASS A)..................             31
        6,761       * TRANSMETA CORP.................................................             15
        6,600       * TRANSWITCH CORP................................................             30
        1,800       * TRIMBLE NAVIGATION LTD.........................................             29
        1,000       * TRIPATH TECHNOLOGY, INC........................................              2
        9,392       * TRIQUINT SEMICONDUCTOR, INC....................................            115
        1,600       * TRIZETTO GROUP, INC............................................             21


B-48                        See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
TECHNOLOGY--(Continued)
          800       * TTM TECHNOLOGIES, INC..........................................      $       8
          500       * TURNSTONE SYSTEMS, INC.........................................              2
          900      b* U.S. WIRELESS CORP.............................................              0
        4,000       * UCAR INTERNATIONAL, INC........................................             43
          640       * ULTICOM, INC...................................................              6
          500       * ULTIMATE ELECTRONICS, INC......................................             15
        1,453       * ULTRATECH STEPPER, INC.........................................             24
       23,114       * UNISYS CORP....................................................            290
          920         UNITED INDUSTRIAL CORP.........................................             15
        3,500       * UNIVERSAL ACCESS GLOBAL HOLDINGS, INC..........................             16
        1,000       * UNIVERSAL DISPLAY CORP.........................................              9
        2,798       * UTSTARCOM, INC.................................................             80
        2,200       * VA SOFTWARE CORP...............................................              5
        2,400       * VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.................             83
        2,100       * VEECO INSTRUMENTS, INC.........................................             76
       16,784       * VERISIGN, INC..................................................            638
       29,083       * VERITAS SOFTWARE CORP..........................................          1,304
        2,117       * VERITY, INC....................................................             43
        4,981       * VERTICALNET, INC...............................................              7
        2,601       * VIALTA, INC (CLASS A)..........................................              3
        3,900       * VIASYSTEMS GROUP, INC..........................................              2
        1,500       * VICOR CORP.....................................................             24
        2,800       * VIEWPOINT CORP.................................................             19
       17,993       * VIGNETTE CORP..................................................             97
          600       * VIRAGE LOGIC CORP..............................................             12
       10,118       * VISHAY INTERTECHNOLOGY, INC....................................            197
        2,500       * VISUAL NETWORKS, INC...........................................             12
       13,836       * VITESSE SEMICONDUCTOR CORP.....................................            172
        5,000       * VITRIA TECHNOLOGY, INC.........................................             32
          500       * VOLT INFORMATION SCIENCES, INC.................................              9
        2,900         WALLACE COMPUTER SERVICES, INC.................................             55
        1,500       * WATCHGUARD TECHNOLOGIES, INC...................................             10
        3,900       * WAVE SYSTEMS CORP (CLASS A)....................................              9
        1,342       * WEBEX COMMUNICATIONS, INC......................................             33
        1,684       * WEBMETHODS, INC................................................             28
        1,184       * WEBSENSE, INC..................................................             38
        1,000       * WESCO INTERNATIONAL, INC.......................................              5
       13,500       * WESTERN DIGITAL CORP...........................................             85
        3,645       * WESTERN MULTIPLEX CORP (CLASS A)...............................             20
          563       * WILSON GREATBATCH TECHNOLOGIES, INC............................             20
        4,563       * WIND RIVER SYSTEMS, INC........................................             82
        1,300       * WIRELESS FACILITIES, INC.......................................              9
        1,000       * WITNESS SYSTEMS, INC...........................................             13
        1,000       * WJ COMMUNICATIONS, INC.........................................              4
          700         WOODHEAD INDUSTRIES, INC.......................................             11
        1,576       * XICOR, INC.....................................................             17
       22,994       * XILINX, INC....................................................            898
        3,300       * XYBERNAUT CORP.................................................              8
       24,316       * YAHOO!, INC....................................................            431
        1,900       * ZEBRA TECHNOLOGIES CORP (CLASS A)..............................            105
        1,200       * ZIXIT CORP.....................................................              6
        1,300       * ZORAN CORP.....................................................             42
        1,200       * ZYGO CORP......................................................             19
                                                                                           ---------
                      TOTAL TECHNOLOGY...............................................        157,447
                                                                                           ---------
TRANSPORTATION--1.06%
        3,500         AIRBORNE, INC..................................................             52
        4,500       * AIRTRAN HOLDINGS, INC..........................................             30
        1,900       * ALASKA AIR GROUP, INC..........................................             55
        2,500       * AMERICA WEST HOLDINGS CORP (CLASS B)...........................              9
       11,200       * AMR CORP.......................................................            248
          200       * AMTRAN, INC....................................................              3
        1,500       * ARKANSAS BEST CORP.............................................             43
        2,500       * ATLANTIC COAST AIRLINES HOLDINGS, INC..........................             58
        1,100       * ATLAS AIR WORLDWIDE HOLDINGS, INC..............................             16
        1,950       * BE AEROSPACE, INC..............................................             18
       28,215         BURLINGTON NORTHERN SANTA FE CORP..............................            805


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
        4,771         C.H. ROBINSON WORLDWIDE, INC...................................      $     138
        3,500         CNF, INC.......................................................            117
        2,150       * CONSOLIDATED FREIGHTWAYS CORP..................................             11
        3,981       * CONTINENTAL AIRLINES, INC (CLASS B)............................            104
          200       * COVENANT TRANSPORT, INC (CLASS A)..............................              3
       15,442         CSX CORP.......................................................            541
        8,923         DELTA AIR LINES, INC...........................................            261
        2,500       * EGL, INC.......................................................             35
        3,465         EXPEDITORS INTERNATIONAL OF WASHINGTON, INC....................            197
       21,659       * FEDEX CORP.....................................................          1,124
        1,140         FLORIDA EAST COAST INDUSTRIES, INC (CLASS A)...................             26
        1,100       * FORWARD AIR CORP...............................................             37
        2,050       * FRONTIER AIRLINES, INC.........................................             35
        1,096       * HEARTLAND EXPRESS, INC.........................................             30
        1,126       * HUNT (J.B.) TRANSPORT SERVICES, INC............................             26
        4,250       * KANSAS CITY SOUTHERN INDUSTRIES, INC...........................             60
        1,125       * KNIGHT TRANSPORTATION, INC.....................................             21
          700       * LANDSTAR SYSTEM, INC...........................................             51
        2,151       * MESA AIR GROUP, INC............................................             16
          600       * MESABA HOLDINGS, INC...........................................              4
          800       * MIDWEST EXPRESS HOLDINGS, INC..................................             12
       27,897         NORFOLK SOUTHERN CORP..........................................            511
        3,468       * NORTHWEST AIRLINES CORP........................................             54
        1,900         OVERSEAS SHIPHOLDING GROUP, INC................................             43
        1,221       * RAILAMERICA, INC...............................................             18
          900         ROADWAY CORP...................................................             33
        3,857         RYDER SYSTEM, INC..............................................             85
        9,741       * SABRE HOLDINGS CORP............................................            413
        2,200         SHURGARD STORAGE CENTERS, INC (CLASS A)........................             70
        3,600         SKYWEST, INC...................................................             92
       55,529         SOUTHWEST AIRLINES CO..........................................          1,028
        4,165       * SWIFT TRANSPORTATION CO, INC...................................             90
        4,800       * U.S. AIRWAYS GROUP, INC........................................             30
        3,900       * UAL CORP.......................................................             53
       18,070         UNION PACIFIC CORP.............................................          1,030
       16,529         UNITED PARCEL SERVICE, INC (CLASS B)...........................            901
        1,900         USFREIGHTWAYS CORP.............................................             60
        2,050         WERNER ENTERPRISES, INC........................................             50
        1,800       * YELLOW CORP....................................................             45
                                                                                           ---------
                      TOTAL TRANSPORTATION...........................................          8,792
                                                                                           ---------
UTILITIES--8.49%
      256,905         A T & T CORP...................................................          4,660
        3,171       * A T & T LATIN AMERICA CORP (CLASS A)...........................              4
      153,664       * A T & T WIRELESS SERVICES, INC.................................          2,208
        2,200       * ADELPHIA BUSINESS SOLUTIONS, INC...............................              1
       31,017       * AES CORP.......................................................            507
        4,000         AGL RESOURCES, INC.............................................             92
          900       * AIRGATE PCS, INC...............................................             41
        5,002       * ALAMOSA HOLDINGS, INC..........................................             60
          700       * ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.......................              6
        8,941         ALLEGHENY ENERGY, INC..........................................            324
        6,033       * ALLEGIANCE TELECOM, INC........................................             50
        1,866       * ALLEN TELECOM, INC.............................................             16
        6,000         ALLETE, INC....................................................            151
        5,692         ALLIANT ENERGY CORP............................................            173
       22,548         ALLTEL CORP....................................................          1,392
        9,963         AMEREN CORP....................................................            421
       23,314         AMERICAN ELECTRIC POWER CO, INC................................          1,015
       12,572       * AMERICAN TOWER CORP (CLASS A)..................................            119
        1,286       * AQUILA, INC....................................................             22
        2,986         ATMOS ENERGY CORP..............................................             63
        3,500         AVISTA CORP....................................................             46
      136,300         BELLSOUTH CORP.................................................          5,198
        1,900         BLACK HILLS CORP...............................................             64
       15,886       * BROADWING, INC.................................................            151
       22,092       * CALPINE CORP...................................................            371
          800         CASCADE NATURAL GAS CORP.......................................             18


B-49                                  See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
UTILITIES--(Continued)
          500       * CENTENNIAL COMMUNICATIONS CORP.................................      $       5
          846         CENTRAL VERMONT PUBLIC SERVICE CORP............................             14
       10,272         CENTURYTEL, INC................................................            337
        1,200         CH ENERGY GROUP, INC...........................................             52
          520       * CHILES OFFSHORE, INC...........................................             10
          900       * CHOICE ONE COMMUNICATIONS, INC.................................              3
       11,453         CINERGY CORP...................................................            383
       21,080       * CITIZENS COMMUNICATIONS CO.....................................            225
        2,985         CLECO CORP.....................................................             66
        9,600         CMS ENERGY CORP................................................            231
          800       * COMMONWEALTH TELEPHONE ENTERPRISES, INC........................             36
        5,925         CONECTIV.......................................................            145
          556         CONNECTICUT WATER SERVICE, INC.................................             16
       15,362         CONSOLIDATED EDISON, INC.......................................            620
       11,903         CONSTELLATION ENERGY GROUP, INC................................            316
       13,841       * CROWN CASTLE INTERNATIONAL CORP................................            148
        1,200         CT COMMUNICATIONS, INC.........................................             20
        2,000       * DOBSON COMMUNICATIONS CORP (CLASS A)...........................             17
       18,851         DOMINION RESOURCES, INC........................................          1,133
        9,211         DPL, INC.......................................................            222
        4,100         DQE, INC.......................................................             78
       11,781         DTE ENERGY CO..................................................            494
       56,382         DUKE ENERGY CORP...............................................          2,214
       17,263         DYNEGY, INC (CLASS A)..........................................            440
       23,631       * EDISON INTERNATIONAL...........................................            357
       37,022         EL PASO CORP...................................................          1,652
        3,600       * EL PASO ELECTRIC CO............................................             52
        1,300         EMPIRE DISTRICT ELECTRIC CO....................................             27
        2,000         ENERGEN CORP...................................................             49
        8,444         ENERGY EAST CORP...............................................            160
       53,646       b ENRON CORP.....................................................             32
       14,018         ENTERGY CORP...................................................            548
        4,606         EQUITABLE RESOURCES, INC.......................................            157
       23,089         EXELON CORP....................................................          1,106
       21,377         FIRSTENERGY CORP...............................................            748
       12,747         FPL GROUP, INC.................................................            719
        3,022       * GENERAL COMMUNICATION, INC (CLASS A)...........................             26
       17,200      b* GEOTEK COMMUNICATIONS, INC.....................................              0
          500       * GOLDEN TELECOM, INC............................................              6
        4,500         GREAT PLAINS ENERGY, INC.......................................            113
        2,600         HAWAIIAN ELECTRIC INDUSTRIES, INC..............................            105
        1,000         HICKORY TECH CORP..............................................             17
        2,700         IDACORP, INC...................................................            110
        1,708       * IDT CORP.......................................................             33
        1,600       * IDT CORP (CLASS B).............................................             27
          900       * IMPSAT FIBER NETWORKS, INC.....................................              0
        2,613       * ITC DELTACOM, INC..............................................              2
        9,966         KEYSPAN CORP...................................................            345
        5,998         KINDER MORGAN, INC.............................................            334
        1,674       * L-3 COMMUNICATIONS HOLDINGS, INC...............................            151
        1,400         LACLEDE GROUP, INC.............................................             33
        2,209       * LEAP WIRELESS INTERNATIONAL, INC...............................             46
       22,500       * LEVEL 3 COMMUNICATIONS, INC....................................            113
        1,200         MADISON GAS & ELECTRIC CO......................................             32
       39,967       * MCLEODUSA, INC (CLASS A).......................................             15
        5,000         MDU RESOURCES GROUP, INC.......................................            141
       31,894       * METROMEDIA FIBER NETWORK, INC (CLASS A)........................             14
          370         MIDDLESEX WATER CO.............................................             13
       24,685       * MIRANT CORP....................................................            395
        7,500       * MONTANA POWER CO...............................................             43
        5,686         NATIONAL FUEL GAS CO...........................................            140
          500       * NEON COMMUNICATIONS, INC.......................................              1
        1,200       * NETWORK PLUS CORP..............................................              1
        1,300         NEW JERSEY RESOURCES CORP......................................             61
        3,260       * NEWPOWER HOLDINGS, INC.........................................              2
       39,139       * NEXTEL COMMUNICATIONS, INC (CLASS A)...........................            429
        3,200       * NEXTEL PARTNERS, INC (CLASS A).................................             38


    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
       10,794       * NIAGARA MOHAWK HOLDINGS, INC...................................      $     191
        3,300         NICOR, INC.....................................................            137
       14,552         NISOURCE, INC..................................................            336
        2,809       * NISOURCE, INC (SAILS)..........................................              7
        1,000         NORTH PITTSBURGH SYSTEMS, INC..................................             19
       10,215         NORTHEAST UTILITIES............................................            180
        1,750         NORTHWEST NATURAL GAS CO.......................................             45
        1,800         NORTHWESTERN CORP..............................................             38
        3,724       * NRG ENERGY, INC................................................             58
        3,796         NSTAR..........................................................            170
        1,200       * NTELOS, INC....................................................             19
       12,152       * NTL, INC.......................................................             11
        1,000         NUI CORP.......................................................             24
        5,600         OGE ENERGY CORP................................................            129
        3,890         ONEOK, INC.....................................................             69
        2,160       * ORION POWER HOLDINGS...........................................             56
        1,800         OTTER TAIL CORP................................................             52
       28,078       * P G & E CORP...................................................            540
        2,500         PEOPLES ENERGY CORP............................................             95
        1,637       * PETROQUEST ENERGY, INC.........................................              9
        2,207         PIEDMONT NATURAL GAS CO, INC...................................             79
        2,900       * PINNACLE HOLDINGS, INC.........................................              1
        6,111         PINNACLE WEST CAPITAL CORP.....................................            256
        2,868         PNM RESOURCES, INC.............................................             80
        7,269         POTOMAC ELECTRIC POWER CO......................................            164
       10,499         PPL CORP.......................................................            366
        3,400       * PRICE COMMUNICATIONS CORP......................................             65
       15,800         PROGRESS ENERGY, INC...........................................            711
        5,000       * PROGRESS ENERGY, INC (CVO).....................................              2
       15,045         PUBLIC SERVICE ENTERPRISE GROUP, INC...........................            635
        6,254         PUGET ENERGY, INC..............................................            137
        5,511         QUESTAR CORP...................................................            138
          590       * QUICKSILVER RESOURCES, INC.....................................             11
       97,955         QWEST COMMUNICATIONS INTERNATIONAL, INC........................          1,384
        2,342       * RCN CORP.......................................................              7
       18,903         RELIANT ENERGY, INC............................................            501
        3,809       * RELIANT RESOURCES, INC.........................................             63
        2,500         RGS ENERGY GROUP, INC..........................................             94
          576       * RURAL CELLULAR CORP (CLASS A)..................................             13
        2,806       * SBA COMMUNICATIONS CORP........................................             37
      244,009         SBC COMMUNICATIONS, INC........................................          9,558
        7,576         SCANA CORP.....................................................            211
        1,200         SEMCO ENERGY, INC..............................................             13
       14,797         SEMPRA ENERGY..................................................            363
        7,400         SIERRA PACIFIC RESOURCES.......................................            111
          900         SOUTH JERSEY INDUSTRIES, INC...................................             29
       49,644         SOUTHERN CO....................................................          1,258
        2,415       * SOUTHERN UNION CO..............................................             46
        2,132         SOUTHWEST GAS CORP.............................................             48
        1,900       * SOUTHWESTERN ENERGY CO.........................................             20
        4,900       * SPECTRASITE HOLDINGS, INC......................................             18
       56,767         SPRINT CORP (FON GROUP)........................................          1,140
       47,051       * SPRINT CORP (PCS GROUP)........................................          1,149
        9,800         TECO ENERGY, INC...............................................            257
        4,227       * TELECORP PCS, INC (CLASS A)....................................             53
        3,668         TELEPHONE & DATA SYSTEMS, INC..................................            329
        4,214       * TIME WARNER TELECOM, INC (CLASS A).............................             75
        2,562       * TRITON PCS HOLDINGS, INC (CLASS A).............................             75
       19,230         TXU CORP.......................................................            907
        1,100       * U.S. CELLULAR CORP.............................................             50
        2,222       * U.S. UNWIRED, INC (CLASS A)....................................             23
        3,977       * UBIQUITEL, INC.................................................             30
        2,037         UGI CORP.......................................................             62
          939         UIL HOLDINGS CORP..............................................             48
        2,300         UNISOURCE ENERGY CORP..........................................             42
        8,431         UTILICORP UNITED, INC..........................................            212
          424       * VAST SOLUTIONS, INC (CLASS B1).................................              0
          424       * VAST SOLUTIONS, INC (CLASS B2).................................              0


B-50                               See Notes To Financial Statements

         Statement of Investments    --    STOCK INDEX ACCOUNT    --    December 31, 2001
----------------------------------------------------------------------------------------------------
    SHARES                                                                               VALUE (000)
   --------                                                                              -----------
UTILITIES--(Continued)
          424       * VAST SOLUTIONS, INC (CLASS B3).................................      $       0
        5,033         VECTREN CORP...................................................            121
      197,053         VERIZON COMMUNICATIONS, INC....................................          9,352
        1,307       * WEST CORP......................................................             33
        1,500         WESTERN GAS RESOURCES, INC.....................................             48
        4,500         WESTERN RESOURCES, INC.........................................             77
        4,400       * WESTERN WIRELESS CORP (CLASS A)................................            124
        3,500         WGL HOLDINGS, INC..............................................            102
       33,472       * WILLIAMS COMMUNICATIONS GROUP, INC.............................             79
       34,241         WILLIAMS COS, INC..............................................            874
        7,986         WISCONSIN ENERGY CORP..........................................            180
        8,507         WORLDCOM, INC (MCI GROUP)......................................            108
      214,749       * WORLDCOM, INC (WORLDCOM GROUP).................................          3,022
        2,000         WPS RESOURCES CORP.............................................             73
       24,857         XCEL ENERGY, INC...............................................            690
       18,756       * XO COMMUNICATIONS, INC (CLASS A)...............................              2
                                                                                           ---------
                      TOTAL UTILITIES................................................         70,732
                                                                                           ---------
                      TOTAL COMMON STOCK
                        (Cost $718,328)..............................................        829,378
                                                                                           ---------
PRINCIPAL
----------
SHORT TERM INVESTMENT--0.38%
U.S. GOVERNMENT AND AGENCY--0.38%
   $3,200,000         FEDERAL HOME LOAN MORTGAGE CORP (FHLMC)
                        1.480%, 01/02/02.............................................          3,200
                                                                                           ---------
                      TOTAL U.S. GOVERNMENT AND AGENCY...............................          3,200
                                                                                           ---------
                      TOTAL SHORT TERM INVESTMENT
                        (Cost $3,200)................................................          3,200
                                                                                           ---------
                      TOTAL PORTFOLIO--99.95%
                        (Cost $721,671)..............................................        832,692
                      OTHER ASSETS & LIABILITIES, NET--0.05%.........................            407
                                                                                           ---------
                      NET ASSETS--100.00%............................................      $ 833,099
                                                                                           =========

------------
* Non-income producing
b In bankruptcy

B-51                                      See Notes To Financial Statements

[LOGO] TIAA
       CREF

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                                CHAIRMAN'S LETTER


To the Policyholders of
  Teachers Insurance and Annuity
  Association of America:

We are pleased to provide you with the accompanying audited statutory-basis financial statements of Teachers Insurance and Annuity Association of America ("TIAA") for the year ended December 31, 2001. We continue to manage TIAA in a prudent manner with the goal of maximizing our long-term performance within reasonable risk parameters for the long-term benefit of our policyholders. As you review these statements, it is also important to note that TIAA continues to maintain the highest possible financial strength ratings from each of the four nationally recognized independent rating organizations.

The report of management responsibility, on the following page, demonstrates our ongoing commitment to conduct TIAA's activities in a well- controlled management environment. Additionally, the accompanying audit report indicates an unqualified opinion regarding TIAA's statutory-basis financial statements from the independent auditing firm of Ernst & Young LLP. These statements have been prepared in accordance with statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department ("Department").

There is also a reference in the auditors' report to accounting principles generally accepted in the United States ("GAAP"); this reference to GAAP is required by the auditors' professional standards. GAAP is an overall accounting methodology that, while similar in many respects to statutory accounting practices, is a separate basis of accounting. Statutory accounting is generally more conservative than GAAP, and these statutory-basis financial statements are not intended to be in conformity with GAAP.

Statutory accounting is the only basis of accounting recognized by the Department for regulatory purposes, and it is the only basis of accounting used by the Department in measuring the financial condition and results of operations of an insurance company. It is also the basis for determining insurance company solvency under the New York Insurance Law. While we could prepare a separate set of GAAP financial statements, there is no legal requirement for us to do so. Additionally, TIAA does not believe at this time that it would be a worthwhile expenditure to maintain another separate set of financial records, particularly since it would provide little additional value for our policyholders. Accordingly, we believe that it is prudent for us to continue to manage and report on the operations of TIAA under the conservative statutory accounting methodology that we have always utilized.




                                                  /S/  JOHN H. BIGGS
                                               --------------------------------
                                                  CHAIRMAN, PRESIDENT AND
                                                  CHIEF EXECUTIVE OFFICER

[LOGO] TIAA
       CREF

-------------------------------------------------------------------------------

                       REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
  Teachers Insurance and Annuity
  Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America ("TIAA") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the internal auditor regularly reports to the Audit Committee of the TIAA Board of Trustees.


The independent auditing firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be TIAA's policy that any non-audit services be obtained from a firm other than the external financial audit firm. The independent auditors' report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.


The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, nonmanagement trustees, meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA as part of their periodic corporate examinations.




                                                  /S/  JOHN H. BIGGS
                                               --------------------------------
                                                  CHAIRMAN, PRESIDENT AND
                                                  CHIEF EXECUTIVE OFFICER



                                                 /S/ RICHARD L. GIBBS
                                               --------------------------------
                                                  EXECUTIVE VICE PRESIDENT AND
                                                  PRINCIPAL ACCOUNTING OFFICER

[LOGO] TIAA
       CREF

-------------------------------------------------------------------------------

                          REPORT OF THE AUDIT COMMITTEE

To the Policyholders of
  Teachers Insurance and Annuity
  Association of America:

The Audit Committee oversees the financial reporting process of Teachers Insurance and Annuity Association of America ("TIAA") on behalf of the Company's Board of Trustees. The Audit Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities. All members of the Audit Committee ("Committee") are independent, as defined under the listing standards of the New York Stock Exchange.

Management has the primary responsibility for TIAA's financial statements, development and maintenance of a strong system of internal controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth years of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with statutory accounting principles.


The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management, and TIAA has received a written disclosure regarding such independence, as required by the Independence Standards Board.


Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Willard T. Carleton, Audit Committee Chair
Frederick R. Ford, Audit Committee Member
Leonard S. Simon, Audit Committee Member
Rosalie J. Wolf, Audit Committee Member

                           [ERNST & YOUNG LETTERHEAD]


                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
  Teachers Insurance and Annuity
  Association of America:

We have audited the accompanying statutory-basis balance sheets of Teachers Insurance and Annuity Association of America ("TIAA") as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for the three years ended December 31, 2001. These financial statements are the responsibility of TIAA's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA at December 31, 2001 and 2000, or the results of its operations or its cash flows for the three years ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the financial statements, in 2001 TIAA changed various accounting policies to be in accordance with the revised National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, as adopted by the New York State Insurance Department.


                                          /S/  ERNST & YOUNG LLP


February 27, 2002

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                         STATUTORY-BASIS BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)


                                                                DECEMBER 31,
                                                          -------------------------
                                                             2001          2000
                                                         ------------  ------------
ASSETS
Bonds .................................................  $ 87,013,371  $ 80,809,152
Mortgages .............................................    23,068,264    21,952,809
Real estate ...........................................     4,927,282     5,296,235
Stocks ................................................     2,205,332     1,738,069
Other long-term investments ...........................     3,304,292     3,329,278
Cash and short-term investments .......................     2,892,904     2,577,223
Investment income due and accrued .....................     1,339,451     1,286,268
Separate account assets ...............................     4,228,544     3,408,570
Other assets ..........................................       673,658       502,934
                                                         ------------  ------------
    TOTAL ASSETS ......................................  $129,653,098  $120,900,538
                                                         ============  ============

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Policy and contract reserves ..........................  $107,363,466  $ 99,859,231
Dividends declared for the following year .............     2,364,877     2,197,454
Asset Valuation Reserve ...............................     2,619,461     2,870,533
Interest Maintenance Reserve ..........................       308,168     1,118,965
Separate account liabilities ..........................     4,228,544     3,408,570
Securities lending collateral .........................     2,619,761     2,333,054
Other liabilities .....................................     1,497,738     1,015,326
                                                         ------------  ------------
    TOTAL LIABILITIES .................................   121,002,015   112,803,133
                                                         ------------  ------------
Capital (2,500 shares of $1,000 par value common stock
  issued and outstanding) and paid-in surplus .........         3,050         3,050
Contingency reserves:
For investment losses, annuity and insurance mortality,
and other risks .......................................     8,648,033     8,094,355
                                                         ------------  ------------
    TOTAL CAPITAL AND CONTINGENCY RESERVES.............     8,651,083     8,097,405
                                                         ------------  ------------
    TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES  $129,653,098  $120,900,538
                                                         ============  ============

                    See notes to statutory-basis financial statements.

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                    STATUTORY-BASIS STATEMENTS OF OPERATIONS
                             (AMOUNTS IN THOUSANDS)



                                                                                     For the Years Ended December 31,
                                                                                   ---------------------------------------
                                                                                      2001          2000         1999
                                                                                   -----------  -----------   -----------
INCOME
Insurance and annuity premiums, deposits, and other considerations ..............  $ 3,878,895  $ 3,594,805   $ 3,412,749
Transfers from CREF, net ........................................................    1,402,316      572,211       752,512
Annuity dividend additions ......................................................    3,059,734    2,728,562     2,553,655
Net investment income ...........................................................    8,819,579    8,556,537     7,923,564
                                                                                   -----------  -----------   -----------
    TOTAL INCOME ................................................................  $17,160,524  $15,452,115   $14,642,480
                                                                                   ===========  ===========   ============

DISTRIBUTION OF INCOME
Policy and contract benefits ....................................................  $ 3,065,338  $ 2,976,305   $ 2,653,962
Dividends to policyholders ......................................................    4,766,809    4,315,895     4,026,907
Increase in policy and contract reserves ........................................    7,463,548    5,991,167     6,100,240
Operating expenses ..............................................................      412,789      356,975       335,039
Transfers to separate accounts, net .............................................      615,228      527,255       490,880
Other, net ......................................................................       20,499      (18,442)      (11,437)
Federal income tax expense (benefit) ............................................       26,784       24,048       (25,213)
Increase in contingency reserves from operations ................................      789,529    1,278,912     1,072,102
                                                                                   -----------  -----------   -----------
    TOTAL DISTRIBUTION OF INCOME ................................................  $17,160,524  $15,452,115   $14,642,480
                                                                                   ===========  ===========   ===========
Net Income:
Increase in contingency reserves from operations ................................  $   789,529  $ 1,278,912   $ 1,072,102
Net realized capital gains (losses) less capital gains taxes,
  after transfers to Interest Maintenance Reserve ...............................     (204,291)     (56,916)      (48,028)
                                                                                   -----------  -----------   -----------
    NET INCOME ..................................................................  $   585,238  $ 1,221,996   $ 1,024,074
                                                                                   ===========  ===========   ===========


                    See notes to statutory-basis financial statements.

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

    STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES
                             (AMOUNTS IN THOUSANDS)



                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------
                                                                2001        2000       1999
                                                             ----------  ---------- ----------
CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net income ................................................  $  585,238  $1,221,996 $1,024,074
Net unrealized capital gains (losses) on investments ......    (574,266)    123,349   (112,613)
Transfers (to) from the Asset Valuation Reserve ...........     251,073    (232,754)  (183,656)
Increase in non-admitted assets, other than investments ...     (59,749)    (40,614)   (25,586)
Cumulative effect of change in accounting principles            375,325         --         --
Other, net ................................................     (23,943)        --         --
                                                             ----------  ---------- ----------
      NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES ......     553,678   1,071,977    702,219
      CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR   8,097,405   7,025,428  6,323,209
                                                             ----------  ---------- ----------
      CAPITAL AND CONTINENCY RESERVES AT END OF YEAR.......  $8,651,083  $8,097,405 $7,025,428
                                                             ==========  ========== ==========


                    See notes to statutory-basis financial statements.

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS
                             (AMOUNTS IN THOUSANDS)


                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                 2001         2000          1999
                                                              -----------  -----------   ----------
CASH PROVIDED
By operating activities:
  Insurance and annuity premiums,
    deposits and other considerations ......................  $ 3,881,155  $ 3,510,073  $ 3,408,713
  Transfers from CREF, net .................................    1,402,316      572,211      752,512
  Annuity dividend additions ...............................    3,059,734    2,728,562    2,553,651
  Investment income, net ...................................    8,629,197    8,378,040    7,692,392
                                                              -----------  -----------  -----------
      TOTAL RECEIPTS .......................................   16,972,402   15,188,886   14,407,268
Policy and contract benefits ...............................    3,065,118    2,879,903    2,655,772
Dividends ..................................................    4,599,385    4,158,047    3,910,764
Operating expenses .........................................      414,953      353,859      325,039
Federal income tax expense (benefit) .......................        4,819        2,168     (43,713)
Transfers to separate accounts, net                               615,980      526,334      492,504
Other, net .................................................    (245,545)    (102,795)      183,783
                                                              -----------  -----------  -----------
      TOTAL DISBURSEMENTS ..................................    8,451,710    7,817,516    7,524,149
                                                              -----------  -----------  -----------
      CASH PROVIDED BY OPERATING ACTIVITIES ................    8,520,692    7,371,370    6,883,119
                                                              -----------  -----------  -----------
By investing activities:
  Sales and redemptions of bonds and stocks ................   16,183,365   10,427,498   10,428,890
  Sales and repayments of mortgage principal ...............    2,941,103    2,894,511    3,716,069
  Sales of real estate .....................................    1,217,075      708,838    1,500,916
  Other, net ...............................................      637,615      691,453      984,791
                                                              -----------  -----------  -----------
      CASH PROVIDED BY INVESTING ACTIVITIES ................   20,979,158   14,722,300   16,630,666
                                                              -----------  -----------  -----------
      TOTAL CASH PROVIDED ..................................   29,499,850   22,093,670   23,513,785
                                                              -----------  -----------  -----------
DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
  Bonds and stocks .........................................   23,393,034   16,082,049   16,695,529
  Mortgages ................................................    4,188,459    3,508,065    4,894,308
  Real estate ..............................................      874,974      978,864      590,720
  Other, net ...............................................      727,702    1,738,448      898,779
                                                              -----------  -----------  -----------
      TOTAL DISBURSEMENTS FOR NEW INVESTMENTS ..............   29,184,169   22,307,426   23,079,336
                                                              -----------  -----------  -----------
      INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS      315,681    (213,756)      434,449
      CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR..    2,577,223    2,790,979    2,356,530
                                                              -----------  -----------  -----------
      CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR........  $ 2,892,904  $ 2,577,223  $ 2,790,979
                                                              ===========  ===========  ===========

               See notes to statutory-basis financial statements.

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                  NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

NOTE 1 - ORGANIZATION

Teachers Insurance and Annuity Association of America ("TIAA") was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families, and by counseling these organizations and their employees on benefit plans and other measures of economic security. All of the outstanding common stock of TIAA is collectively held by the TIAA Board of Overseers, a nonprofit corporation created solely for the purpose of holding the stock of TIAA. By charter, TIAA operates without profit to the corporation or its sole shareholder, the TIAA Board of Overseers. As a result, all contingency reserves are held solely to provide benefits in accordance with TIAA's charter purpose.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

TIAA's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the New York State Insurance Department ("Department"), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States ("GAAP"). (Refer to the section titled "Accounting Principles Generally Accepted in the United States" within this note.) Accounting changes adopted to conform to the provisions of the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual, ("NAIC SAP") are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to contingency reserves in the period of the changes in accounting principles. The cumulative effect is the difference between the amount of capital and contingency reserves at the beginning of the year and the amount of capital and contingency reserves that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, TIAA reported a change in accounting principles as an adjustment that increased contingency reserves by approximately $375,325,000, as follows:

                                                       AS OF JANUARY 1, 2001
                                                       ---------------------
Adjustment to the Interest Maintenance Reserve ...        $ 895,068,000
Temporary and other than temporary impairments ...         (276,685,000)
Adjustment to accumulated depreciation ...........         (217,377,000)
Long-term disability deficiency reserves .........          (22,313,000)
Adjustment to sundry receivables .................           (3,368,000)
                                                          -------------
  Total Contingency Reserves Adjustment...........        $ 375,325,000
                                                          =============

ADJUSTMENT TO INTEREST MAINTENANCE RESERVE


Prior to the changes in accounting principles noted above (which are collectively referred to as Codification), TIAA recorded prepayment premiums received from borrowers in connection with early repayments on bond and mortgage loan investments as realized capital gains that were credited to the Interest Maintenance Reserve ("IMR"). As a result of changes required under Codification, prepayment premiums received during 2001 have been recorded as investment income. The Codification adjustment to the IMR reflected in the table above represents the release to TIAA's contingency reserves of the portion of the IMR balance at December 31, 2000 that represented unamortized realized capital gains that were related to prepayment premiums received prior to 2001.


TEMPORARY AND OTHER THAN TEMPORARY IMPAIRMENTS:

Prior to 2001, TIAA evaluated its real estate and mortgage investments on a case-by-case basis to identify potential impairments consistent with policies established by an internal monitoring committee. The committee performed an adequacy test of TIAA's investment-related reserves by considering the mortgage and real estate-related balances contained within the Asset Valuation Reserve ("AVR") when determining the need to establish other, specific reserves for temporary impairments. When impairments considered to be other than temporary were identified, the committee had such amounts written off as permanent reductions in the carrying values of the assets and treated such amounts as realized capital losses that were charged against the AVR.

Codification established specific requirements for the establishment of valuation allowances for temporary impairments in the value of mortgage and real estate investments in addition to the investment-related reserves contained in the AVR. Additionally, Codification introduced a "held for sale" category for real estate investments that requires such investments to be carried at the lower of fair value or depreciated cost (i.e., carrying value).

TIAA's internal monitoring committee has modified its policies for identifying and determining impairments to comply with the new requirements under Codification. TIAA identifies real estate assets to be evaluated for impairment based on estimated fair values that are determined annually for the entire real estate portfolio. If a real estate investment's carrying value exceeds its estimated fair value, then the asset's estimated future cash flows are analyzed to determine whether the asset is impaired in accordance with the standards under Codification. Once an asset is determined to be impaired, the impairment is determined by comparing the investment's carrying value to its appraised value. A valuation allowance is established for a temporary impairment by recording an unrealized capital loss that is charged against the AVR; for an impairment that is considered to be other than temporary, a permanent write-down of an asset's carrying value is recorded as a realized capital loss, which is also charged against the AVR. TIAA also identifies "held for sale" real estate, and records valuation allowances to reflect such real estate assets at the lower of their estimated fair value or carrying value. The real estate-related adjustments required to implement the new standards under Codification at January 1, 2001 totaled approximately $198,300,000 and are reflected in the above table.

TIAA identifies mortgages to be evaluated for impairment based on the expected collectibility of principal and interest according to the contractual terms of each mortgage loan. If collectibility is not considered to be probable, the mortgage is considered to be impaired. Mortgage impairments are determined by comparing the carrying value of the impaired loan to the estimated fair value of the underlying collateral. The extent of the impairment amount and the estimated future cash flows of the underlying real estate property will determine whether the impairment is considered to be temporary or other than temporary. In accordance with the requirements of Codification, TIAA sets up valuation allowances to reflect temporary impairments on mortgages by recording an unrealized capital loss that is charged against the AVR. These valuation allowances are determined independently of the mortgage loan-related balance in the AVR. For impairments considered to be other than temporary, a permanent write- down of the mortgage loan's carrying value is recorded as a realized capital loss that is charged against the AVR. The mortgage-related adjustments required to implement the new standards under Codification at January 1, 2001 totaled approximately $78,400,000 and are reflected in the above table.

ACCUMULATED DEPRECIATION

Prior to Codification, TIAA utilized the sinking fund method of depreciation for real estate investments acquired between January 1, 1980 and December 31, 1990. Codification requires that all real estate be depreciated using the straight-line method. The adjustment to accumulated depreciation reflected in the above table represents the cumulative impact of converting the affected real estate assets to the straight-line method of depreciation. This real estate-related adjustment totaled approximately $206,800,000. In addition, depreciation periods for EDP equipment and software were shortened to three years, resulting in an adjustment of approximately $10,586,000.

RESERVE ADJUSTMENTS

Long-term disability deficiency reserve adjustments are discussed in Note 13.

The Department has certain statutory accounting practices that differ from those found in NAIC SAP. For example, the Department does not permit deferred federal income taxes to be recognized.

Reconciliations of TIAA's net income and contingency reserves between NAIC SAP and statutory accounting practices prescribed by the Department are shown below:

                                                 2001
                                            --------------
Net Income, New York Basis ...............  $  585,238,455
New York Prescribed Practices:
  Additional Reserves for Term Conversions         315,046
                                            --------------
Net Income, NAIC SAP .....................  $  585,553,501
                                            ==============
Contingency Reserves, New York Basis .....  $8,648,033,153
New York Prescribed Practices:
  Additional Reserves for Term Conversions         315,046
  Deferred Tax Asset .....................     858,366,000
                                            --------------
Contingency Reserves, NAIC SAP ...........  $9,506,714,199
                                            ==============

The preparation of TIAA's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA:

STATEMENTS OF OPERATIONS

TIAA's Statements of Operations now include net realized capital gains and losses, less capital gains taxes and transfers to the IMR, as a component of net income. Previously, this amount was included in the Statement of Changes in Capital and Contingency Reserves, as permitted by the Department.

VALUATION OF INVESTMENTS

Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost; medium to highest quality preferred stocks at cost; common stocks at market value; and all other bond, short-term and preferred stock investments at the lower of amortized cost or market value. For loan-backed bonds and structured securities, amortized cost is determined using actual and anticipated cash flows under the prospective method for interest-only securities and under the retrospective method for all other securities. Anticipated prepayments are based on life-to- date prepayment speeds, using historical cash flows, and internal estimates. Mortgages are stated at amortized cost and directly owned real estate at depreciated cost (net of encumbrances). Investments in wholly-owned subsidiaries, real estate limited partnerships and securities limited partnerships are stated at TIAA's equity in the net admitted assets of the underlying entities. Policy loans are stated at outstanding principal amounts. Separate account assets are generally stated at market value. Seed money investments in the TIAA- CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds are stated at market value. All investments are stated net of impairments which are considered to be other than temporary, which are determined on an individual asset basis. Depreciation of real estate investments is generally computed over a 40-year period on the straight-line method.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for as of the date the investments are purchased or sold (trade date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method.

SECURITIES LENDING: TIAA has a securities lending program whereby it loans securities to qualified brokers in exchange for cash collateral, generally at least equal to 102% of the market value of the securities loaned. When securities are loaned, TIAA receives additional income on the collateral and continues to receive income on the securities loaned. TIAA may bear the risk of delay in recovery of, or loss of rights in the securities loaned should a borrower of securities fail to return the securities in a timely manner. In order to minimize this risk, TIAA monitors the credit quality of its counterparties.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions, and those due to translation adjustments, are not separately reported and are reflected in realized and unrealized capital gains and losses, respectively.

DERIVATIVE INSTRUMENTS

TIAA has filed a Derivatives Use Plan with the Department. This plan details TIAA's derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA uses derivative instruments for hedging and asset replication purposes. TIAA enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at time of inception) and monitors counterparty credit quality on an ongoing basis. TIAA's counterparty credit risk is limited to the positive fair value of its derivative positions, unless otherwise described below.

     FOREIGN CURRENCY SWAP CONTRACTS

     TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Foreign currency swap contracts incorporate a series of swap transactions which result in the exchange of TIAA's fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows.

     FOREIGN CURRENCY FORWARD CONTRACTS

     TIAA enters into foreign currency forward contracts to exchange fixed amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Forward contracts incorporate one swap transaction which results in the exchange of TIAA's fixed foreign currency cash flows into a fixed amount of U.S. dollar cash flows. A foreign exchange premium (discount) is recorded at the time the contract is opened, and it is calculated based on the difference between the forward exchange rate and the spot rate. TIAA amortizes the foreign exchange premium (discount) into investment income over the life of the forward contract, or at the settlement date if the forward contract is less than a year.

     INTEREST RATE SWAP CONTRACTS

     TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain interest sensitive products. Payments received and payments made under interest rate swap contracts are reflected in net investment income.

     SWAP OPTIONS

     TIAA writes (sells) swap options on selected bonds to hedge against the effect of interest rate fluctuations as part of TIAA's asset and liability management program. Swap options give the holder the right, but not the obligation, to enter into an interest rate swap contract with TIAA where TIAA would pay a fixed interest rate and would receive a variable interest rate on a specified notional amount. When a swap option is written, the premium received is recorded as a liability. Because the swap options written by TIAA expire within one year of their inception date, the premium is recognized as investment income at the earlier of the exercise date or the expiration of the swap option. TIAA has no counterparty credit risk associated with swap options written unless the option is exercised and an interest rate swap contract is subsequently formed.

     INTEREST RATE CAP CONTRACTS

     TIAA purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA's asset and liability management program. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed- upon index exceeds a predetermined strike rate. Such payments received under interest rate cap contracts are recognized as investment income. When an interest rate cap contract is purchased, the premium paid is recorded as an asset, and the premium is amortized against investment income over the life of the cap.

     CREDIT DEFAULT SWAP CONTRACTS

     As part of a strategy to replicate investment grade corporate bonds in conjunction with US Treasury securities, TIAA writes (sells) credit default swaps to earn a premium by issuing insurance to the buyer of default protection. The carrying value of credit default swaps represents the premium received for selling the default protection, which premium is amortized into investment income over the life of the swap. Under the terms of the credit default swap contracts, TIAA synthetically assumes the credit risk of a reference asset and has the obligation to reimburse the default protection buyer for the loss in market value if the reference asset defaults, declares bankruptcy or experiences some other, specified negative credit event. TIAA has no counterparty credit risk with the buyer.

NON-ADMITTED ASSETS

Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets by the Department, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. Such investment-related non-admitted assets totaled approximately $492,167,000 and $465,614,000 at December 31, 2001 and 2000, respectively. Income on bonds in default is not accrued and, therefore, is not included in the non-admitted totals. Certain non-investment assets, such as furniture and fixtures and various receivables, are also designated as non-admitted assets. Such non-admitted assets approximated $324,145,000 at December 31, 2001 and $262,186,000 at December 31, 2000. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

POLICY AND CONTRACT RESERVES:

TIAA offers a range of group and individual retirement annuities and group and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 1.5% to 6.8% and averaging approximately 3%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

DIVIDENDS DECLARED FOR THE FOLLOWING YEAR:

Dividends on insurance policies and pension annuity contracts in the payout phase are generally declared by the TIAA Board of Trustees ("Board") in November of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are generally declared by the Board in February of each year and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

ASSET VALUATION RESERVE:

The AVR, which covers all invested asset classes, is an explicit liability reserve required by the NAIC and is intended to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate and other invested assets. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Formula calculations determine the required contribution amounts for each component, and insurance companies may also make voluntary contributions to any component; however, the resulting ending balance cannot exceed the computed maximum reserve for that component. Any computed excess amounts are eliminated through transfers to other components or adjustments down to the maximum reserve amounts. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves.

INTEREST MAINTENANCE RESERVE:

The Interest Maintenance Reserve ("IMR") is a liability reserve required by the NAIC which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES:

The Financial Accounting Standards Board ("FASB") requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, TIAA cannot refer to financial statements prepared in accordance with statutory accounting practices as having been prepared in accordance with GAAP. The differences between accounting principles generally accepted in the United States and statutory accounting practices would have a material effect on TIAA's financial statements, and the primary differences can be summarized as follows. Under
GAAP:

o    The formula-based AVR is eliminated as a liability reserve;

o The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

o Dividends on insurance policies and annuity contracts are accrued as the necessary earnings emerge from operations rather than being accrued in the year when they are declared;

o    The "non-admitted" asset designation is not utilized;

o Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

o Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

o Investments in wholly-owned subsidiaries are consolidated in the parent's financial statements rather than being carried at the parent's equity in the net assets of the subsidiaries;

o Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

o Deferred tax assets and liabilities are determined based on the differences between the financial statement amounts and the tax bases of assets and liabilities rather than being recognized with limitations under NAIC SAP. The Department does not allow even limited recognition of deferred tax assets and liabilities;

o For purposes of calculating the postretirement benefit obligation, active participants not currently eligible would also be included:

o Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item.

Management believes that the effects of these differences would increase TIAA's total contingency reserves if GAAP were implemented.

RECLASSIFICATIONS

Certain amounts in the 2000 and 1999 financial statements have been reclassified to conform with the 2001 presentation.

NOTE 3 - INVESTMENTS

SECURITIES INVESTMENTS

At December 31, 2001 and 2000, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values, are shown below:


                                                                                  GROSS            GROSS
                                                                CARRYING        UNREALIZED      UNREALIZED        ESTIMATED
                                                                  VALUE           GAINS           LOSSES         MARKET VALUE
                                                             ---------------  -------------- ----------------  ---------------
DECEMBER 31, 2001
U.S. Government ...........................................  $ 2,184,795,937  $   22,835,187 $   (40,800,644)  $ 2,166,830,480
All Other Governments .....................................      731,135,341      52,353,820     (24,314,276)      759,174,885
States, Territories & Possessions .........................      947,180,107     125,792,895         (24,566)    1,072,948,436
Political Subdivisions of States, Territories & Possessions       18,242,138       3,187,548               --       21,429,686
Special Rev. & Special Assessment, Non-Guaranteed
  Agencies & Govt .........................................   10,340,720,730     571,518,377     (56,743,917)   10,855,495,190
Public Utilities ..........................................    5,731,512,555     203,241,476     (81,143,209)    5,853,610,822
Industrial & Miscellaneous ................................   67,059,784,681   2,382,000,485  (1,632,348,267)   67,809,436,899
                                                             ---------------  -------------- ----------------  ---------------
      Total................................................  $87,013,371,489  $3,360,929,788 $(1,835,374,879)  $88,538,926,398
                                                             ===============  ============== ================  ===============


                                                                                  GROSS            GROSS
                                                                CARRYING        UNREALIZED      UNREALIZED        ESTIMATED
                                                                  VALUE           GAINS           LOSSES         MARKET VALUE
                                                             ---------------  -------------- ----------------  ---------------
DECEMBER 31, 2000
U.S. Government ...........................................  $ 1,784,914,893  $   76,054,550 $   (12,458,539)  $ 1,848,510,904
All Other Governments .....................................      767,715,296      43,123,268     (19,095,574)      791,742,990
States, Territories & Possessions .........................      977,546,944     107,467,250        (133,743)    1,084,880,451
Political Subdivisions of States, Territories & Possessions       26,714,961       1,729,889               --       28,444,850
Special Rev. & Special Assessment, Non-Guaranteed
  Agencies & Govt .........................................    9,211,417,553     579,715,440     (12,117,584)    9,779,015,409
Public Utilities ..........................................    5,764,989,361     120,322,942    (197,497,916)    5,687,814,387
Industrial & Miscellaneous ................................   62,275,852,792   1,450,759,733  (1,691,970,337)   62,034,642,188
                                                             ---------------  -------------- ----------------  ---------------
      Total................................................  $80,809,151,800  $2,379,173,072 $(1,933,273,693)  $81,255,051,179
                                                             ===============  ============== ================  ===============

At December 31, 2001 and 2000, approximately 91.9% and 93.1%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 2001, outstanding forward commitments for future long-term bond and equity investments approximated $2,143,627,000. Of this, approximately $1,196,008,000 is scheduled for disbursement in 2002, $351,806,000 in 2003,
$297,907,000 in 2004 and $297,906,000 in later years. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers. Debt securities amounting to approximately $6,393,000 and $2,594,000 at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated market values of long-term bond investments at December 31, 2001, by contractual maturity, are shown below:

                                           CARRYING         ESTIMATED
                                             VALUE        MARKET VALUE
                                        ---------------  ---------------
Due in one year or less ..............  $ 1,354,989,037  $ 1,398,322,998
Due after one year through five years.    9,906,151,865   10,367,578,175
Due after five years through ten years   14,935,313,538   15,170,229,839
Due after ten years ..................   19,096,709,062   19,437,639,724
                                        ---------------  ---------------
    Subtotal .........................   45,293,163,502   46,373,770,736
Mortgage-backed securities ...........   22,419,138,036   23,043,058,476
Asset-backed securities ..............   19,301,069,951   19,122,097,186
                                        ---------------  ---------------
    Total ............................  $87,013,371,489  $88,538,926,398
                                        ===============  ===============

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

At December 31, 2001 and 2000, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                             2001    2000
                                            ------  ------
Mortgage-backed securities .............      25.8%   27.3%
Asset-backed securities ................      12.3    12.1
Manufacturing ..........................      11.5    11.7
Commercial mortgage-backed securities ..       9.9     9.5
Finance and financial services..........       9.4     9.4
Public utilities .......................       7.2     7.6
Communications .........................       5.1     4.1
Oil and gas.............................       3.5     3.4
Government .............................       3.1     2.9
Retail and wholesale trade..............       3.0     3.2
Real estate investment trusts...........       2.2     2.1
Other ..................................       7.0     6.7
                                            ------  ------
    Total...............................    100.0%  100.0%
                                            ======  ======

The approximate carrying values and market values of debt securities loaned, and the cash collateral received in connection therewith, were as follows:

                                    CARRYING         MARKET          CASH
                                     VALUE           VALUE         COLLATERAL
                                 --------------  --------------  --------------
December 31, 2001                $2,417,634,000  $2,527,176,000  $2,619,761,000
December 31, 2000                $2,189,502,000  $2,283,079,000  $2,333,054,000

At December 31, 2001 and 2000, TIAA had interest rate swap contracts outstanding with a total notional value of approximately $565,855,000 and $409,036,000, respectively.

At December 31, 2001 and 2000, TIAA had foreign currency swap contracts outstanding with a total notional value of approximately $1,421,613,000 and $1,020,545,000, respectively. The net change in unrealized gains on foreign currency swap contracts outstanding were approximately $41,062,000, $57,247,000, and $25,575,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

At December 31, 2001 and 2000, TIAA had foreign currency forward contracts outstanding with a total notional value of approximately $234,686,000 and $203,113,000, respectively, and the unamortized value of the premiums was approximately $3,432,000 and $4,827,000, respectively. The net change in unrealized gains on the forward contracts outstanding were approximately $4,574,000, $5,745,000, and $20,395,000 for the years ended December 31, 2001,
2000, and 1999, respectively.

At December 31, 2001 and 2000, TIAA had swap options outstanding with a total notional value of $0 and approximately $219,100,000, respectively, and the unamortized value of the premiums was $0 and approximately $823,000, respectively. The interest rate swap contracts created from the exercise of the swap options are reflected in the aggregate totals for the interest rate swap contracts disclosed in the related paragraph above.

At December 31, 2001 and 2000, TIAA had interest rate cap contracts outstanding with a total notional value of approximately $75,650,000 and $145,650,000, respectively, and the unamortized value of the premiums was approximately $474,000 and $959,000, respectively.

At December 31, 2001, TIAA had credit default swap contracts outstanding with a total notional value of approximately $130,000,000. These credit default swaps are used in conjunction with US Treasury securities by TIAA to replicate investment grade corporate bonds.

MORTGAGE LOAN INVESTMENTS: TIAA makes mortgage loans that are principally collateralized by commercial real estate. TIAA's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%. TIAA employs a system to monitor the effects of current and expected market conditions and other factors on the collectibility of mortgage loans. This system is utilized to identify and quantify any impairments in value. The coupon rates for mortgage loans issued during 2001 ranged from 6% to 11%.

At December 31, 2001 and 2000, the carrying values of mortgage loan investments were diversified by property type and geographic region as follows:

                                     2001    2000
                                   ------  ------
PROPERTY TYPE
Office building............         42.4%   40.9%
Shopping centers...........         25.4    27.6
Industrial buildings ......         10.1     9.5
Mixed-use projects.........          8.2     9.1
Apartments ................          6.6     6.8
Hotel .....................          5.0     4.0
Other .....................          2.3     2.1
                                  ------  ------
    Total..................       100.0%  100.0%
                                  ======  ======
GEOGRAPHIC REGION
Pacific ...................         24.7%   24.1%
South Atlantic.............         22.3    22.1
North Central..............         19.3    19.9
Middle Atlantic............         10.8    10.2
South Central..............          8.2     8.3
Mountain ..................          7.1     7.7
New England................          6.8     7.4
Other .....................          0.8     0.3
                                  ------  ------
    Total..................        100.0%  100.0%
                                  ======  ======

At December 31, 2001 and 2000, approximately 19% of the mortgage portfolio was invested in California and is included in the Pacific region shown above.

At December 31, 2001, the contractual maturity schedule of mortgage loans is shown below:
                                             CARRYING VALUE
                                             ---------------
Due in one year or less .................    $   518,490,627
Due after one year through five years  ..      7,057,905,496
Due after five years through ten years ..     13,225,512,756
Due after ten years .....................      2,266,355,231
                                             ---------------
  Total .................................    $23,068,264,110
                                             ===============

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

At December 31, 2001, outstanding forward commitments for future mortgage loan investments approximated $1,030,340,000. Of this, approximately $821,102,000 is scheduled for disbursement in 2002 and $209,238,000 in later years. The funding of mortgage loan commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

At December 31, 2001 and 2000, the aggregate carrying values of mortgages with restructured or modified terms were approximately $370,922,000 and $663,915,000, respectively. For the years ended December 31, 2001, 2000 and 1999, the investment income earned on such mortgages was approximately $29,838,000, 43,972,000 and $88,002,000, respectively, which would have been approximately $38,158,000, $63,006,000 and $106,137,000, respectively, if they had performed in accordance with their original terms. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property- specific escrow accounts funded by the borrowers.

Approximately $432,085,000 and $47,391,000 of the mortgage total on the balance sheet at December 31, 2001 and 2000, respectively represent amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

REAL ESTATE INVESTMENTS

TIAA makes investments in commercial real estate directly, through wholly-owned subsidiaries and through real estate limited partnerships. TIAA employs a system to monitor the effects of current and expected market conditions and other factors on the realizability of real estate investments. This system is utilized to identify and quantify any impairments in value. At December 31, 2001 and 2000, the carrying values of real estate investments were diversified by property type and geographic region as follows:

                                                         2001    2000
                                                        ------  ------
PROPERTY TYPE
Office buildings ....................................    72.0%   67.1%
Shopping centers ....................................      5.3     9.4
Mixed-use projects ..................................      3.3     5.3
Income-producing land underlying improved
real estate .........................................      2.8     3.4
Industrial buildings ................................      2.5     4.0
Land held for future development ....................      2.1     3.3
Apartments ..........................................      0.0     0.1
Other ...............................................     12.0     7.4
                                                        ------  ------
    Total ...........................................   100.0%  100.0%
                                                        ======  ======
GEOGRAPHIC REGION
South Atlantic ......................................    34.7%   27.7%
North Central .......................................     23.9    26.5
Pacific .............................................     13.6    14.5
South Central .......................................      8.3     8.2
Middle Atlantic .....................................      5.7     5.4
Mountain ............................................      3.4     3.2
New England .........................................      1.0     1.0
Other ...............................................      9.4    13.5
                                                        ------  ------
    Total ...........................................   100.0%  100.0%
                                                        ======  ======

At December 31, 2001 and 2000, approximately 14% of the real estate portfolio was invested in Florida and approximately 10% was invested in California. Florida is included in the South Atlantic region and California is included in the Pacific region.

At December 31, 2001, outstanding obligations for future real estate investments approximated $105,315,000. Pursuant to these obligations, it is estimated that approximately $72,726,000 will be disbursed in 2002 and $32,589,000 in later years. The funding of real estate investment obligations is contingent upon the properties meeting specified requirements, including construction, leasing and occupancy.

Depreciation expense on real estate investments for the years ended December 31, 2001, 2000 and 1999, was approximately $157,515,000, $164,844,000, and
$179,605,000, respectively; the amount of accumulated depreciation at December 31, 2001 and 2000 was approximately $1,139,439,000 and $918,317,000, respectively.

INVESTMENT SUBSIDIARIES AND AFFILIATES:

TIAA's investment subsidiaries and affiliates, which are created for legal or other business reasons, are primarily involved in real estate and securities investment activities for TIAA. At December 31, 2001 and 2000, the carrying values of TIAA's equity interests in investment subsidiaries and affiliates, were approximately $4,175,391,000 and $4,544,417,000, respectively. TIAA's share of total assets, liabilities and net income of investment subsidiaries and affiliates at December 31, 2001 and 2000, and for the years then ended, were approximately as follows:

                                                  2001            2000
                                            --------------  --------------
Assets ..................................   $4,924,503,000  $5,312,230,000
Liabilities .............................    1,155,321,000   1,148,139,000
Non-admitted assets/other adjustments ...      406,209,000     380,326,000
                                            --------------  --------------
Carrying value ..........................   $4,175,391,000  $4,544,417,000
                                            ==============  ==============
Net income ..............................     $224,246,000    $500,063,000

The carrying values shown above are reflected in the Bonds, Mortgages, Real Estate and Stock captions in the accompanying balance sheets.

As of December 31, 2001 and 2000, the net amount due from investment subsidiaries and affiliates was $57,148,886 and $24,365,753, respectively.

NOTE 4 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

NET INVESTMENT INCOME:

For the years ended December 31, 2001, 2000 and 1999, the components of net investment income, were as follows:


                                                                        2001            2000             1999
                                                                   --------------  --------------   --------------
GROSS INVESTMENT INCOME:
  Bonds ........................................................   $6,555,483,726  $6,158,290,900   $5,775,161,816
  Mortgages ....................................................    1,792,538,071   1,664,704,684    1,699,019,031
  Real estate (net of property expenses, taxes and depreciation)      310,745,641     523,965,325      282,344,126
  Stocks .......................................................      123,062,635     101,520,278       92,223,815
  Other long-term investments ..................................       97,335,333     138,413,626       58,021,764
  Cash and short-term investments ..............................       47,624,804      32,816,610       22,452,106
  Other ........................................................       12,686,068       (650,251)        8,703,697
                                                                   --------------  --------------   --------------
      Total ....................................................    8,939,476,278   8,619,061,172    7,937,926,355
Less investment expenses .......................................      185,335,465     215,773,092      170,761,251
                                                                   --------------  --------------   --------------
Net investment income before amortization of net IMR gains .....    8,754,140,813   8,403,288,080    7,767,165,104
Plus amortization of net IMR gains .............................       65,438,180     153,248,647      156,399,394
                                                                   --------------  --------------   --------------
Net investment income ..........................................   $8,819,578,993  $8,556,536,727   $7,923,564,498
                                                                   ==============  ==============   ==============

During 2001, TIAA changed the estimated maturity dates used in calculating the amortization of Commercial Mortgage Backed Interest Only ("CMBS I/O") securities. In prior years, these securities were being amortized to their legal final maturity dates. During 2001, TIAA began amortizing CMBS I/O securities to their expected final payment dates. As a result, the CMBS I/Os are being amortized over a shorter period and approximately $50 million of additional CMBS I/O amortization was recorded as a reduction in current year's investment income.

Future rental income expected to be received during the next five years under existing real estate leases in effect as of December 31, 2001 is approximately $551,794,000 in 2002, $491,889,000 in 2003, $430,184,000 in 2004, $356,816,000
in 2005 and $263,629,000 in 2006.

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 7.70%, 7.91% and 7.82% in 2001, 2000 and 1999, respectively.

REALIZED CAPITAL GAINS AND LOSSES

For the years ended December 31, 2001, 2000 and 1999, the net realized capital gains (losses) on sales, redemptions and writedowns of investments were as follows:


                                                     2001           2000           1999
                                                --------------  ------------   ------------
Bonds .......................................   $(173,652,714)   $67,168,839    $65,207,048
Mortgages ...................................     (31,805,973)  (18,620,911)   (22,897,373)
Real estate .................................       64,556,779  (14,419,646)    136,719,085
Stocks ......................................       67,676,528    29,163,435     46,209,893
Other long-term investments .................       19,686,439    40,797,748     49,549,108
Cash and short-term investments .............      (1,043,480)       859,571      1,471,501
                                                --------------  ------------   ------------
Total realized gains before capital gains tax     (54,582,421)   104,949,036    276,259,262
Capital gains tax benefit ...................               --            --      5,819,369
    Total ...................................    $(54,582,421)  $104,949,036   $282,078,631
                                                ==============  ============   ============

Writedowns of investments resulting from impairments which are considered to be other than temporary and from mortgage foreclosures, reflected in the preceding table as realized capital losses, were as follows:

                                        2001          2000          1999
                                    ------------  ------------   -----------
Other than temporary impairments:
  Bonds .........................   $246,640,401  $         --   $21,137,423
  Mortgages .....................     25,882,099    63,467,331    31,752,909
  Real estate....................             --    50,000,000            --
  Other long-term investments....     19,693,398            --            --
                                    ------------  ------------   -----------
      Total......................   $292,215,898  $113,467,331   $52,890,332
                                    ============  ============   ===========
Mortgage foreclosures               $         --  $    213,640   $14,984,688
                                    ============  ============   ===========

Proceeds from sales and redemptions of long-term bond investments during 2001, 2000 and 1999 were approximately $15,334,370,000, $10,199,202,000 and
$10,137,343,000 respectively. Gross gains of approximately $234,562,000, $187,122,000 and $177,537,000 and gross losses, excluding impairments considered to be other than temporary, of approximately $161,574,000, $119,953,000 and $91,193,000 were realized on these sales and redemptions during 2001, 2000 and 1999, respectively.

Unrealized Capital Gains and Losses: For the years ended December 31, 2001, 2000 and 1999, the net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments, were as follows:

                                   2001            2000             1999
                              --------------  --------------   --------------
Bonds .....................   $(229,204,505)  $ (54,132,512)   $ (69,713,061)
Mortgages .................        2,102,943    (70,888,318)        6,617,678
Real estate ...............       44,910,043     (2,770,531)     (33,864,537)
Stocks ....................       58,120,898      75,816,698    (118,886,764)
Other long-term investments    (450,195,560)     175,323,484      103,233,602
Other .....................               --              --               --
                              --------------  --------------   --------------
      Total................   $(574,266,181)  $(123,348,821)   $(112,613,082)
                              ==============  ==============   ==============

NOTE 5 - SECURITIZATIONS

When TIAA sells bonds and mortgage loans in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, equity interest, or servicing rights, all of which are retained interests in the securitized receivables. TIAA's ownership of the related retained interests in securitization transactions may be held directly by TIAA or indirectly through an investment subsidiary. The retained interests are associated with a Special Purpose Entity/Qualified Special Purpose Entities ("SPE/QSPEs"), which are trusts or other legal entities that were formed for the sole purpose of acquiring and owning the underlying receivable assets and issuing the related debt and equity (i.e., the securitization transaction). The debt and equity issued by the SPE/QSPEs formed for the securitization transactions described below are non-recourse to TIAA. Investors in the securitizations have no recourse to TIAA's other assets if the loans that were securitized fail to pay when due. Gain or loss on a securitization transaction, net of transaction costs, is, in part, determined by allocating the previous carrying amount of the financial assets involved in the transfer between the assets sold and the retained interests, based on their relative fair values at the date of the transfer. Quoted market prices are used, if available. However, quotes are generally not available for retained interests, so TIAA generally estimates fair value based on the present value of future expected cash flows using management's best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

During 2001, TIAA entered into a securitization transaction in which it sold bonds with a total principal balance of approximately $1.5 billion and recognized a loss of approximately $5,847,000. TIAA received proceeds of approximately $601,984,000 and retained subordinated interests with a fair value of approximately $870,009,000. The fair value of the retained interest at December 31, 2001 was approximately $883,269,000 and is comprised of subordinated tranches and residual interests of approximately $882,267,000 and $1,002,000, respectively. The fair values of the subordinate tranches were valued by an independent pricing service, using 5, 10 and 30 year Treasuries and swap curves. The fair value of the residual interest was calculated by discounting the estimated future cash flows using a discount rate of 6.5%. An adverse 10% and 20% change in the discount rate would negatively impact the fair value of the retained interests by approximately $45,811,000 and $50,633,000, respectively at December 31, 2001. The total cash flows received on interests retained were approximately $36,316,000 for the year ended December 31, 2001. TIAA also retained the rights to future cash flows that may arise after investors in the securitization have received their contracted returns.

During 2000, TIAA entered into two securitization transactions in which it sold bonds with a total principal balance of approximately $1.4 billion and recognized a loss of approximately $757,000. TIAA received proceeds of approximately $1,284,000,000 and retained subordinated interests with a fair value of approximately $144,653,000. The fair values of the retained interests were calculated by discounting the estimated future cash flows using discount rates ranging from 11% to 15%. An adverse 10% and 20% change in the discount rate would negatively impact the fair value of the retained interests by approximately $8,688,000 and $17,159,000, respectively at December 31, 2001. The total cash flows received on interests retained were approximately $26,327,000 for the year ended December 31, 2001. TIAA also retained the rights to future cash flows that may arise after investors in the securitizations have received their contracted returns. TIAA retained servicing and asset management responsibilities in these transactions and received management fees of approximately $2,797,000 for the year ended December 31, 2001.

During 1999, TIAA entered into a securitization transaction in which it sold commercial mortgages with a total principal balance of approximately $893,460,000 and recognized a loss of approximately $1,181,000. TIAA received proceeds of approximately $480,514,000 and retained subordinated interests with a fair value of approximately $412,767,000. The fair value of the retained interest was approximately $433,473,000 at December 31, 2001. The key assumptions used in measuring the fair value of the retained interests included an anticipated credit loss of approximately .3% and a discount rate of 6%. An adverse 10% and 20% change in credit loss assumption would have a negative impact of approximately $1,052,000 and $2,074,000, respectively, on the fair value of the retained interests at December 31, 2001. An adverse 10% and 20% change in the discount factor would negatively impact the fair value of the retained interest by approximately $7,454,000 and $14,697,000, respectively, at December 31, 2001. The total cash flows received on interests retained were approximately $35,222,000 for the year ended December 31, 2001. TIAA also retained the rights to future cash flows that may arise after investors in the securitizations have received their contracts returns. TIAA retained subservicing responsibilities in this transaction and received fees of approximately $359,000 for the year ended December 31, 2001.

The following table presents quantitative information about principal balances, delinquencies and net credit losses for total loans owned or managed by TIAA:


                                                                   AT DECEMBER 31 (amounts in thousands)
                                           --------------------------------------------------------------------------------------
                                                   TOTAL PRINCIPAL          PRINCIPAL AMOUNT OF LOANS        NET CREDIT LOSS
                                                   AMOUNT OF LOANS          60 DAYS OR MORE PAST DUE         DURING THE YEAR
                                           -----------------------------    -------------------------      ----------------------
TYPE OF LOAN                                    2001            2000             2001         2000           2001          2000
------------                               -------------   -------------      ---------    ---------       ---------     --------
Bonds ..................................   $  90,554,720   $  84,049,926      $ 397,471    $ 202,283       $ 246,640     $     --
Mortgages ..............................      23,745,601      22,556,129         12,190       28,384          25,882       63,681
                                           -------------   -------------      ---------    ---------       ---------     --------
TOTAL LOANS MANAGED OR SECURITIZED .....     114,300,321     106,606,055      $ 409,661    $ 230,667       $ 272,522     $ 63,681
                                                                              =========    =========       =========     ========
Less:
  Loans securitized ....................       2,339,714       1,848,780
                                           -------------    ------------
LOANS HELD IN PORTFOLIO ................   $ 111,960,607   $ 104,757,275
                                           =============   =============

At December 31, 2001 and 2000, the carrying values of TIAA's investments in subsidiaries that held an interest in these securitizations were approximately $634,683,000 and $499,854,000, respectively. Total assets and liabilities of these TIAA subsidiaries were as follows:

                                 2001            2000
                            --------------  --------------
Assets ..................   $1,144,571,000  $1,002,770,000
Liabilities .............      507,955,000     502,916,000
Non-admitted assets/other
  adjustments............      (1,933,000)              --
                            --------------  --------------
Carrying value...........   $  634,683,000  $  499,854,000
                            ==============  ==============

NOTE 6 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA using market information available as of December 31, 2001 and 2000 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.


                                                     NOTIONAL         CARRYING         ESTIMATED
                                                      VALUE            VALUE          FAIR VALUE
                                                  --------------  ---------------   ---------------
DECEMBER 31, 2001
Assets
  Bonds .......................................                   $87,013,371,489   $88,538,926,398
  Mortgages ...................................                    23,068,264,110    24,228,918,121
  Common stocks ...............................                     1,225,460,658     1,225,460,658
  Preferred stocks ............................                       979,870,924       922,635,066
  Cash and short-term investments..............                     2,892,903,767     2,892,903,767
  Policy loans ................................                       507,417,992       507,417,992
  Seed money investments ......................                       325,569,188       325,569,188
Liabilities
  Teachers Personal Annuity-Fixed Account .....                     1,739,230,493     1,739,230,493
Other financial instruments
  Foreign currency swap contracts..............   $1,421,613,312      121,373,606       143,112,318
  Foreign currency forward contracts...........      234,686,111        8,005,940        10,531,178
  Interest rate swap contracts.................      565,855,000               --         (659,372)
  Swap options ................................               --               --                --
  Interest rate cap contracts..................       75,650,000          473,883            70,185
  Credit default swap contracts................      130,000,000               --       (1,550,144)


                                                     NOTIONAL         CARRYING         ESTIMATED
                                                      VALUE            VALUE          FAIR VALUE
                                                  --------------  ---------------   ---------------
DECEMBER 31, 2000
Assets
  Bonds .......................................                   $80,809,151,800   $81,255,051,179
  Mortgages ...................................                    21,952,808,611    22,593,584,589
  Common stocks ...............................                       767,862,699       767,862,699
  Preferred stocks ............................                       970,206,730       940,926,347
  Cash and short-term investments..............                       244,168,519       244,168,519
  Policy loans ................................                       474,681,094       474,681,094
  Seed money investments ......................                       394,002,467       394,002,467
Liabilities
  Teachers Personal Annuity-Fixed Account .....                     1,456,634,670     1,456,634,670
Other financial instruments
  Foreign currency swap contracts..............   $1,020,545,319      101,339,491       105,396,376
  Foreign currency forward contracts...........      203,112,720       10,572,446         9,250,132
  Interest rate swap contracts.................      409,035,615               --        12,748,992
  Swap options ................................      219,100,000        (822,873)       (4,457,353)
  Interest rate cap contracts..................      145,650,000          959,423           771,354

BONDS

The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2001 and 2000 are as follows:


                                           2001                               2000
                             --------------------------------    --------------------------------
                                CARRYING         ESTIMATED         CARRYING          ESTIMATED
                                  VALUE          FAIR VALUE          VALUE          FAIR VALUE
                             ---------------  ---------------   ---------------   ---------------
Publicly traded bonds ....   $55,673,764,622  $56,904,176,185   $50,734,031,251   $51,315,463,545
Privately placed bonds ...    31,339,606,867   31,634,750,213    30,075,120,549    29,939,587,634
                             ---------------  ---------------   ---------------   ---------------
    Total.................   $87,013,371,489  $88,538,926,398   $80,809,151,800   $81,255,051,179
                             ===============  ===============   ===============   ===============

MORTGAGES

The fair values of mortgages are generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

COMMON STOCKS, CASH AND SHORT-TERM INVESTMENTS, POLICY LOANS, AND SEED MONEY INVESTMENTS

The carrying values are reasonable estimates of their fair values.

PREFERRED STOCKS

The fair values of preferred stocks are determined using quoted market prices or valuations from the NAIC.

TEACHERS PERSONAL ANNUITY - FIXED ACCOUNT

The carrying values of the liabilities are reasonable estimates of their fair values.

FOREIGN CURRENCY SWAP CONTRACTS

The fair values of foreign currency swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the foreign currency swaps were liquidated at year-end. The fair values of foreign currency swap contracts are estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with values from TIAA's counterparties.

FOREIGN CURRENCY FORWARD CONTRACTS

The fair values of foreign currency forward contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the foreign currency forward contracts were liquidated at year-end. The fair values of the foreign currency forward contracts are estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with estimates from TIAA's counterparties.

INTEREST RATE SWAP CONTRACTS

The fair values of interest rate swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts are estimated internally based on anticipated interest rates and estimated future cash flows, and such values are reviewed for reasonableness with estimates from TIAA's counterparties.

SWAP OPTIONS

The fair values of swap options, which are used for hedging purposes, are the estimated amounts that TIAA would receive (pay) if the swap options were liquidated at year-end. The fair values of the swap options are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

INTEREST RATE CAP CONTRACTS

The fair values of interest rate cap contracts, which are used for hedging purposes, are the estimated amounts that TIAA would receive if the interest rate cap contracts were liquidated at year-end. The fair values of the interest rate cap contracts are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

CREDIT DEFAULT SWAP CONTRACTS

The fair values of credit default swap contracts, which are used for asset replication purposes, are the estimated amounts that TIAA would receive (pay) if the credit default swap contracts were liquidated at year-end. The fair values of credit default swap contracts are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions.

STOCK WARRANTS

The fair values of stock warrants represent the excess, if any, of the market values of the related stocks over the exercise prices associated with the stock warrants. The stock warrants have no carrying value.

COMMITMENTS TO EXTEND CREDIT OR PURCHASE INVESTMENTS

TIAA generally does not charge commitment fees on these agreements, and the related interest rates reflect market levels at the time of the commitments.

INSURANCE AND ANNUITY CONTRACTS

TIAA's insurance and annuity contracts, other than the Teachers Personal Annuity
- Fixed Account disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

NOTE 7 - OPERATING SUBSIDIARIES

TIAA's operating subsidiaries primarily consist of TIAA-CREF Life Insurance Company, Inc., ("TIAA-CREF Life"), TIAA-CREF Trust Company, FSB, ("Trust Company"), Tuition Financing, Inc., ("TFI"), Teachers Personal Investors Services, ("TPIS") and Teachers Advisors, Inc., ("Advisors") which are owned by TIAA-CREF Enterprises, Inc., ("Enterprises"), a wholly-owned subsidiary of TIAA. At December 31, 2001 and 2000, the carrying values of TIAA's equity interests in unconsolidated subsidiaries, were approximately $214,171,000 and $257,050,000, respectively. Total assets, liabilities and net income/(loss) of operating subsidiaries at December 31, 2001 and 2000, and for the years then ended, were approximately as follows:

                                 2001           2000
                            --------------  ------------
Assets ..................   $1,276,179,000  $765,517,000
Liabilities .............    1,074,596,000   509,816,000
Non-admitted assets/other
  adjustments............       12,588,000     1,349,000
                            --------------  ------------
Carrying value...........   $  214,171,000  $257,050,000
                            ==============  ============
Net income/(loss)........     (74,101,000)  (52,546,000)


TIAA had an Adjustable Rate Payment-in-Kind Note Receivable from Enterprises in the principal amount, plus accrued interest, of $148,833,089 and $70,334,039, and a net amount due from operating subsidiaries of $28,190,737 and $27,315,652, as of December 31, 2001 and 2000, respectively.


TIAA has a financial support agreement with TIAA-CREF Life. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of capital and surplus of $250 million or the amount of capital and surplus necessary to maintain TIAA-CREF Life's capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA-CREF Life's financial strength rating, (from the various rating agencies) at least the same as TIAA's rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $25,000,000 additional capital contribution to TIAA-CREF Life during 2001 pursuant to this agreement.

In 2001, TIAA entered into a $100 million unsecured credit facility arrangement with TIAA-CREF Life. As of December 31, 2001, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee. There were no drawdowns under this facility during 2001.

NOTE 8 - SEPARATE ACCOUNTS

TIAA currently has two separate accounts. The TIAA Separate Account VA-1 ("VA-1") is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission ("the Commission") effective November 1, 1994 as an open- end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account ("SIA"). SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

TIAA provides mortality and expense guarantees to VA-1, for which it is compensated. TIAA guarantees that at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. TIAA also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The TIAA Real Estate Account ("REA") is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 70% and 95% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly traded securities to maintain adequate liquidity.

TIAA provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. TIAA guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payment levels will never be reduced as a result of adverse mortality experience. TIAA also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. TIAA provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA's general account will fund them by purchasing Accumulation Units. TIAA guarantees that participants will be able to redeem their Accumulation Units at their then current daily net asset value. TIAA does not own any Accumulation Units at December 31, 2001.

Other than the guarantees mentioned above, TIAA does not make any guarantees to policyholders on its separate accounts (including the investment performance of the separate accounts). Both accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are generally carried at market value (directly held real estate is carried at appraised value).

NOTE 9 - MUTUAL FUNDS

As of December 31, 2001 and 2000, TIAA's investment in the affiliated mutual funds described below was approximately $325.6 million and $394.0 million, respectively. This amount is reported in the caption "other long term investments" in the accompanying balance sheet. Shares of the mutual funds are distributed by TPIS and investment advisory services are provided by Advisors.

TIAA-CREF Mutual Funds ("the Retail Funds") consist of eleven investment funds which are offered to the general public. As of December 31, 2001, the Retail Funds had approximately $3.0 billion in net assets.

TIAA-CREF Institutional Mutual Funds ("the Institutional Funds"), a family of seven funds, are currently used primarily as investment vehicles for the TFI tuition finance business and the Trust Company. As of December 31, 2001, the Institutional Funds had approximately $1.5 billion in net assets.

TIAA-CREF Life Funds ("the Life Funds") are utilized by TIAA- CREF Life as funding vehicles for its variable annuity and variable insurance products. As of December 31, 2001, the Life Funds had approximately $270.0 million in net assets.

NOTE 10 - MANAGEMENT AGREEMENTS

Services necessary for the operation of College Retirement Equities Fund ("CREF") are provided, at cost, by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC ("Investment Management") and TIAA-CREF Individual & Institutional Services, Inc. ("Services"), which provide investment advisory, administrative and distribution services for CREF. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. Investment Management is registered with the Commission as an investment adviser; Services is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Investment Management and Services receive management fee payments from each CREF account on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to each account's actual expenses. Any differences between the actual expenses incurred and the management fees received are adjusted quarterly. Such fees and the equivalent allocated expenses, which amounted to approximately $555,052,000, $561,396,000, and $493,399,000 in 2001, 2000, and 1999, respectively, are not included in the statements of operations and had no effect on TIAA's operations. TIAA also provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement.

TIAA provides a $1 billion uncommitted line of credit to CREF, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds ("the Funds"). Loans under this revolving credit facility have a maximum of 60 days and are made solely at the discretion of TIAA to fund shareholder redemption requests or other temporary or emergency needs of the Funds. It is the intent of TIAA and the Funds to use this facility as a supplemental liquidity facility which would only be used after the Funds have exhausted the availability of its current $2.25 billion committed credit facility that it maintains with a group of banks. No draw downs have taken place under TIAA's uncommitted facility since its inception in November of 1999.

Advisors provides investment advisory services for VA-1 in accordance with an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 in accordance with an Administrative Services Agreement with VA-1. TPIS distributes contracts for VA-1.

TIAA provides administrative services to the Trust Company, under an Administrative Services Agreement. Expense charges for administrative services provided by TIAA to the Trust Company are billed quarterly.

All services necessary for the operation of REA are provided, at cost, by TIAA and Services. TIAA provides investment management services for REA. Distribution and administrative services are provided in accordance with a Distribution and Administrative Services Agreement between REA and Services. TIAA and Services receive management fee payments from REA on a daily basis according to formulas established each year with the objective of keeping the management fees as close as possible to REA's actual expenses. Any differences between actual expenses and daily charges are adjusted quarterly.

All services necessary for the operation of the New York State College Choice Tuition Savings Program are provided by TIAA in accordance with a Management Agreement between TIAA, the Comptroller of the State of New York and the New York Higher Education Services Corporation. Advisors provides investment management services for the Tuition Savings Program in accordance with an Investment Management Agreement between TIAA and Advisors. TPIS distributes contracts for the Tuition Savings Program in accordance with a Distribution Agreement between TIAA and TPIS.

TIAA provides investment services for TIAA-CREF Life, in accordance with an Investment Management Agreement between TIAA and TIAA-CREF Life. Administrative services for TIAA-CREF Life are provided by TIAA in accordance with an Administrative Services Agreement between TIAA and TIAA-CREF Life.

NOTE 11 - FEDERAL INCOME TAXES

TIAA is a nonprofit organization and, through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code ("Code"). Any non-pension related income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company. Beginning with 1998, TIAA files a consolidated federal income tax return with its subsidiary affiliates. The tax sharing agreement follows the current reimbursement method, whereby members of the consolidated group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code.

The federal income tax provisions included in the accompanying statements of operations are based on taxes actually paid or recovered or anticipated to be paid or recovered. The approximate income tax expense (benefit) of $26,784,000, $24,048,000 and $(25,213,000) for 2001, 2000 and 1999, respectively, reflected in the accompanying statements of operations are the amounts that are payable (receivable) under such tax sharing agreement. TIAA reported a tax loss for 2000 and 1999 and expects to report a tax loss for 2001 as a result of net operating losses attributable to required increases in policy and contract reserves. These reserve increases will reverse over time, thereby increasing TIAA's taxable income in future years. TIAA is subject to the domestic federal statutory rate of 35%. TIAA's effective federal tax rate is 3% for 2001 and 2% for 2000. The difference between the statutory rate and TIAA's effective rate is primarily attributable to the utilization of net operating losses described above.

At December 31, 2001, TIAA had a net operating loss (NOL) carryforward for tax purposes of approximately $4.1 billion. These net operating losses were generated in 1998 and 1999. Under the Code, the tax loss carryforwards will generally expire after fifteen years (in 2013 and 2014). TIAA did not incur federal taxes in the current or preceding years that are available for recoupment in the event of future net losses.

NOTE 12 - PENSION PLAN AND POSTRETIREMENT BENEFITS

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant's contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after five years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $30,989,000, $25,484,000, and $23,865,000 in 2001, 2000 and
1999, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, TIAA provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The postretirement benefit obligation for retirees and fully eligible employees was approximately $37,737,000 at December 31, 2001. The postretirement benefit obligation for non-vested employees was approximately $42,418,000 at December 31, 2001. The unrecognized transition obligation was $8,599,000 and $9,380,000 at December 31, 2001 and 2000, respectively. The cost of such benefits reflected in the accompanying statements of operations was approximately $3,283,000, $2,914,000, and $3,180,000 for 2001, 2000 and 1999,
respectively. The discount rate used in determining the postretirement benefit obligations was 7.5% per year and the medical care cost trend rate was 8% per year in 2002, decreasing by .50% in each future year, to an ultimate rate of 5.5% per year in 2007. As the plan is not pre-funded, the value of plan assets is zero. The accrued postretirement benefit liability was $34,986,000 and $32,325,000 as of December 31, 2001 and 2000, respectively.

The medical care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed medical care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 2001 by approximately $6,146,000 and the eligibility cost and interest cost components of net periodic postretirement benefit expense for 2001 by approximately $838,000.

TIAA also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustee's or member's separation from the Board.

NOTE 13 - POLICY AND CONTRACT RESERVES

At December 31, 2001 and 2000, TIAA's general account annuity reserves are summarized as follows:


                                                                                  2001                         2000
                                                                    ---------------------------    -------------------------
                                                                         AMOUNT         PERCENT        AMOUNT        PERCENT
                                                                    ----------------    -------    ---------------   -------
Subject to discretionary withdrawal:
  At book value without adjustment ..............................   $ 13,914,090,000       13.1%   $11,594,104,000      1.7%
  At market value ...............................................                 --         --                 --        --
Not subject to discretionary withdrawal .........................     92,243,761,000       86.9     87,199,698,000      88.3
                                                                    ----------------     ------    ---------------    ------
Total annuity reserves ..........................................    106,157,851,000     100.0%     98,793,802,000    100.0%
Reconciliation to total policy and contract reserves
  shown on the balance sheet:
    Reserves on other life policies and contracts................        445,385,000                   427,109,000
    Reserves on accident and health policies.....................        760,231,000                   638,320,000
                                                                    ----------------               ---------------
Total policy and contract reserves ..............................   $107,363,467,000               $99,859,231,000
                                                                    ================               ===============

On January 1, 2001, in accordance with codified statutory accounting requirements, additional reserves in the amount of approximately $22,313,000 were established to cover premium deficiencies in certain group disability insurance blocks of business. At December 31, 2001, the reserve was approximately $9,970,000. In addition, at December 31, 2001, additional reserves amounting to approximately $22,000,000 were established to cover future claims settlement expenses for the group disability insurance business, and additional long-term care insurance reserves in the amount of $10,000,000 were established in accordance with regulatory actuarial asset and reserve adequacy requirements.

On its deferred and payout annuities, TIAA holds reserves greater than the minimum reserves required by NAIC SAP. For 2001 issues, the amount is approximately $622,400,000. (Disclosure of this amount is required under NAIC Emerging Accounting Issues Interpretation Number 01-26.)

NOTE 14 - COMMERCIAL PAPER/LIQUIDITY FACILITY

TIAA began issuing commercial paper in May 1999 under a maximum authorized program of $2 billion and had no outstanding obligation at December 31, 2001 and 2000, respectively. Interest expense totaled approximately $ 0, $50,462,000 and $24,585,000 during 2001, 2000 and 1999, respectively. TIAA maintains a short-term revolving credit liquidity facility of approximately $1 billion to support the commercial paper program, but this liquidity facility has not been utilized.

NOTE 15 - CONTINGENCIES

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA's financial position or the results of its operations.

NOTE 16 - SUBSEQUENT EVENTS

On January 30, 2002, TIAA Financial Services, LLC ("TFS"), a direct wholly-owned subsidiary of TIAA, was capitalized with $5,750,000. TFS contributed $500,000 in capital to TIAA Advisory Services, LLC ("TAS") in exchange for a membership certificate in TAS. TAS will provide investment advisory services to third parties. In addition, on January 30, 2002, TFS contributed $5,000,000 to TIAA Global Markets, Inc. ("TGM") in exchange for 100 shares of common stock of TGM.

TGM was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. Other than the investment portfolio, TGM will have no other significant assets. Other than the notes, and any other debt that may be incurred by TGM in the future, it is not anticipated that TGM will have other significant liabilities. TGM is authorized to issue up to $5 billion in debt. TIAA's Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM's debt. TGM issued $500 million of senior notes due in 2007 in February 2002. This debt is rated AAA by Standard & Poor's Rating Services, Aaa by Moody's Investors Services, Inc., and AAA by Fitch Ratings. The notes are guaranteed by TIAA. The guarantee constitutes an unsecured unsubordinated obligation of TIAA. Current TGM investment guidelines include limits on industry, issuer, ratings and asset type. It is anticipated that all of TGM's assets at the time of purchase will be rated investment grade by at least one nationally recognized rating agency and that the portfolio will generally match the coupon structure and currency of the debt instruments issued including the notes. In the event TGM issues additional debt instruments, it intends to employ a segmented approach to the asset/liability management of its portfolio, which is intended to provide a dedicated pool of assets earmarked for the liabilities. TGM will perform functions relating to the investment process by utilizing personnel and facilities of TIAA, as needed, at cost. TIAA does not anticipate having to perform under the guarantee.

[RECYCLE LOGO] Printed on recycled paper                      TVA1SAI-4/02

PART C                                 OTHER INFORMATION

ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

     The following Financial Statements for TIAA Separate Account VA-1 are included with Part A (Prospectus) of this Registration Statement:

                                                                         Page
                                                                         ----

Condensed Financial Information.............................................8


     The following Financial Statements for TIAA Separate Account VA-1 (the "Registrant") and Teachers Insurance and Annuity Association of America ("TIAA") are included with Part B (the Statement of Additional Information) of this Registration Statement:

                                                                         Page
                                                                         ----
     (1)  The Registrant--Stock Index Account

Report of Management Responsibility........................................B-21
Report of the Audit Committee..............................................B-22
Audited Financial Statements:
  Statement of Assets and Liabilities......................................B-24
  Statement of Operations..................................................B-25
  Statements of Changes in Net Assets......................................B-26
Notes to Financial Statements..............................................B-27
Report of Independent Auditors.............................................B-29
Statement of Investments...................................................B-30

     (2)  TIAA

Chairman's Letter..........................................................B-52
Report of Management Responsibility........................................B-53
Report of the Audit Committee..............................................B-54
Report of Independent Auditors.............................................B-55
Statutory-Basis Financial Statements:
  Balance Sheets ..........................................................B-56
  Statements of Operations.................................................B-57
  Statements of Changes in Capital and Contingency Reserves................B-58
  Statements of Cash Flows.................................................B-59
Notes to Statutory-Basis Financial Statements..............................B-60

     (b)  Exhibits

          (1) Resolution of the Board of Trustees of TIAA establishing the Registrant (1)


          (2)  (A)  Rules and Regulations of the Registrant (2)

               (B) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001.*


          (3) Custodial Services Agreement between TIAA and Bankers Trust Company (3)

          (4) Investment Management Agreement by and among TIAA, the Registrant, and Teachers Advisors, Inc. (2)

          (5) (A) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. dated September 15, 1994 ("Distribution Agreement") (2)

               (B)  Amendment dated August 1, 1995 to Distribution Agreement (4)

               (C)  Amendment dated November 3, 1997 to Distribution
                    Agreement (5)

          (6) (A) Form of Teachers Personal Annuity Contract (effective November 1, 1994) (2)

               (B) Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) (2)


               (7)  Form of Application for Teachers Personal Annuity
                    Contract (2)

               (8)    (A)    Charter of TIAA, as amended (8)


                      (B)    Bylaws of TIAA, as amended (6)

               (9)    None

               (10)   Not Applicable

               (11) (A) Administrative Services Agreement by and between TIAA and the Registrant dated September 15, 1994 ("Administration Agreement") (2)

                    (B) Amendment dated August 1, 1995 to Administration Agreement (4)

               (12) (A) Consent of Charles H. Stamm, Esquire*

                    (B)  Consent of Sutherland Asbill & Brennan LLP*

               (13) (A) Consent of Ernst & Young LLP*

               (14) None

               (15) Seed Money Agreement by and between TIAA and the
                    Registrant (2)

               (16) Schedule of Computation of Performance Information*

               (17) Registrant's Policy Statement on Personal Trading (7)


----

*    Filed herewith.

(1) Incorporated by reference to the Exhibit filed electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in the initial Registration Statement on Form N-3 dated May 18, 1994 (File No. 33-79124)).

(2) Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 1 to Form N-3 dated October 7, 1994 (File No. 33-79124)).

(3) Incorporated by reference to the Exhibit filed herewith electronically with Post-effective Amendment No. 5 to Form N-3 as filed on April 1, 1999 (previously filed in Pre-effective Amendment No. 2 to Form N-3 dated October 18, 1994 (File No. 33-79124)).

(4) Previously filed in Post-effective Amendment No. 2 to Form N-3 dated March 26, 1996 (File No. 33-79124) and incorporated herein by reference.

(5) Previously filed in Post-effective Amendment No. 4 to Form N-3 dated March 27, 1998 (File No. 33-79124) and incorporated herein by reference.

(6) Previously filed in Post-effective Amendment No. 5 to Form N-3 dated April 1, 1999 (File No. 33-79124) and incorporated herein by reference.

(7) Previously filed in Post-effective Amendment No. 6 to Form N-3 dated March 30, 2000 (File No. 33-79124) and incorporated herein by reference.


(8) Previously filed in Post-effective Amendment No. 7 to Form N-3 dated March 29, 2001 (File No. 33-79124) and incorporated herein by reference.



ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY


                                           Positions and Offices      Positions and Offices
Name and Principal Business Address        with Insurance Company     with Registrant
--------------------------------------------------------------------------------------------

Elizabeth E. Bailey                                                    Trustee
The Wharton School
University of Pennsylvania
Suite 3100
Steinberg-Dietrich Hall
Philadelphia, PA 19104-6372

Joyce A. Fecske                                                         Trustee
11603 Briarwood Lane
Burr Ridge, Illinois 60525-5173

Edes P. Gilbert                                                         Trustee
Independent Educational Services
49 East 78th Street, Suite 4A
New York, NY 10021



                                           Positions and Offices      Positions and Offices
Name and Principal Business Address        with Insurance Company     with Registrant
-------------------------------------------------------------------------------------------

Martin J. Gruber                                                        Trustee
New York University
Stern School of Business
Henry Kaufman Management
Education Center
44 West 4th Street, Suite 988
New York, NY 10012

Nancy L. Jacob                                                          Trustee
Windermere Investment Associates
121 S.W. Morrison Street, Suite 925
Portland, OR 97204

Marjorie Fine Knowles                                                   Trustee
College of Law
Georgia State University
P.O. Box 4037
Atlanta, GA 30302-4037

Bevis Longstreth                                                        Trustee
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022-6225

Stephen A. Ross                                                         Trustee
Sloan School of Management
Massachusetts Institute of Technology
77 Massachusetts Avenue
Cambridge, MA 02139

Nestor V. Santiago                                                      Trustee
Howard Hughes Medical Institute
4000 Jones Bridge Road
Chevy Chase, MD 20815
Eugene C. Sit                                                           Trustee
Sit Investment Associates, Inc.
4600 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402-4130

Maceo K. Sloan                                                          Trustee
NCM Capital Management Group, Inc.
103 West Main Street, Suite 400
Durham, NC 27701-3638




                                           Positions and Offices      Positions and Offices
Name and Principal Business Address        with Insurance Company     with Registrant
--------------------------------------------------------------------------------------------

David K. Storrs                                                         Trustee
Alternative Investment Group, LLC
65 South Gate Lane
Southport, CT 06490

Robert W. Vishny                                                        Trustee
University of Chicago
Graduate School of Business
1101 East 58th Street
Chicago, IL 60637

Martin E. Galt, III                          Executive Vice President    Executive Vice President
TIAA-CREF                                    and President
730 Third Avenue                             TIAA-CREF Investment
New York, New York 10017-3206                Products

David Alexander                              Trustee
President Emeritus
Pomona College
Sumner Hall
330 College Way
Claremont, California  91711-6305

Marcus Alexis                                Trustee
Board of Trustees, Professor of
Economics and Professor of Management
and Strategy J. L. Kellogg Graduate
School of Management
Northwestern University; Visiting
Professor of Economics,
Stanford University
158 Colgett Drive
Oakland, California  94619

John H. Biggs                                Trustee, Chairman,         President and Chief
TIAA-CREF                                    President and Chief        Executive Officer
730 Third Avenue                             Executive Officer
New York, New York  10017-3206

Willard T. Carleton                          Trustee
Donald R. Diamond Professor of Finance
Emeritus
College of Business and Public
Administration
University of Arizona
4915 Camino Antonio
Tucson, Arizona  85718-6005




                                           Positions and Offices      Positions and Offices
Name and Principal Business Address        with Insurance Company     with Registrant
--------------------------------------------------------------------------------------------
Robert C. Clark                              Trustee
Dean and Royall Professor of Law
Harvard Law School
Harvard University
Griswold 200
Cambridge, Massachusetts  02138

Estelle A. Fishbein                          Trustee
Vice President and General Counsel
The Johns Hopkins University
113 Garland Hall
Baltimore, Maryland  21218

Frederick R. Ford                            Trustee
Executive Vice President
and Treasurer Emeritus
Purdue University
1032 Hovde Hall of Administration
West Lafayette, Indiana  47907-1032

Ruth Simms Hamilton                          Trustee
Professor of Sociology and
Director of African Diaspora
Research Project
Michigan State University
W142 Owen Graduate Hall
East Lansing, Michigan  48824

Rochelle B. Lazarus                          Trustee
Chairman and Chief Executive Officer
Ogilvy & Mather Worldwide
Worldwide Plaza
309 West 49th Street
New York, NY 10019

Martin L. Leibowitz                          Trustee, Vice Chairman     Chief Investment Officer
TIAA-CREF                                    and Chief Investment
730 Third Avenue                             Officer
New York, New York  10017-3206

Robert M. O'Neil                             Trustee
Director
The Thomas Jefferson Center for the
Protection of Free Expression
400 Peter Jefferson Place
Charlottesville, Virginia  22911-8691



                                           Positions and Offices      Positions and Offices
Name and Principal Business Address        with Insurance Company     with Registrant
--------------------------------------------------------------------------------------------
Leonard S. Simon                             Trustee
Vice Chairman
Charter One Financial Inc.

95 Hupi Road
P.O. Box 538
Monterey, Massachusetts 01245

Ronald L. Thompson                           Trustee
Chairman and Chief Executive Officer
Midwest Stamping Co.
3455 Briarfield Road, Suite A
P.O. Box 1120
Maumee, Ohio 43537

Paul R. Tregurtha                            Trustee
Chairman and Chief Executive Officer
Mormac Marine Group, Inc. and Moran
Transportation Company, Inc.;
Vice Chairman,
Interlake Steamship Company
One Landmark Square

Stamford, Connecticut  06901-2608

William H. Waltrip                           Trustee
Chairman
Technology Solutions Company
1261 Pequot Avenue
Southport, CT 06490

Rosalie J. Wolf                              Trustee
Managing Director
Laurel Management, LLC
c/o Rothschild Inc.
1251 Avenue of  Americas
New York, New York 10020

Richard J. Adamski                           Vice President             Vice President
TIAA-CREF                                    and Treasurer              and Treasurer
730 Third Avenue
New York, New York 10017-3206

C. Victoria Apter                            Executive Vice
TIAA-CREF                                    President, Information
730 Third Avenue                             Technology
New York, New York 10017-3206



                                           Positions and Offices      Positions and Offices
Name and Principal Business Address        with Insurance Company     with Registrant
--------------------------------------------------------------------------------------------
Anthony V. Betro                             Administrative Director,   Administrative Director,
TIAA-CREF                                    Finance and Planning       Finance and Planning
730 Third Avenue
New York, New York 10017-3206

Scott Budde                                  Director,
TIAA-CREF                                    Equity Portfolio
730 Third Avenue                             Analysis
New York, New York 10017-3206

Gary Chinery                                 Second Vice President      Second Vice President
TIAA-CREF                                    and Associate Treasurer
730 Third Avenue
New York, New York 10017-3206

Peter C. Clapman                             Senior Vice President      Senior Vice President
TIAA-CREF                                    and Chief Counsel,         and Chief Counsel,
730 Third Avenue                             Corporate Governance       Corporate Governance
New York, New York 10017-3206

Drew J. Collins                              Senior Managing
TIAA-CREF                                    Director
730 Third Avenue

New York, New York 10017-3206

Matthew Daitch                                Actuary                   Assistant Actuary

TIAA-CREF
730 Third Avenue
New York, New York 10017-3206

Paul L. Davis                                Senior Managing            Senior Managing
TIAA-CREF                                    Director,  Quantitative    Director
730 Third Avenue                             Investments

New York, New York 10017-3206

Hans L. Erickson                             Senior Managing            Senior Managing
TIAA-CREF                                    Director, Quantitative     Director
730 Third Avenue                             Investments

New York, New York 10017-3206

Scott C. Evans                               Executive Vice             Executive Vice President
TIAA-CREF                                    President, CREF
730 Third Avenue                             Investments
New York, New York 10017-3206



                                           Positions and Offices      Positions and Offices
Name and Principal Business Address        with Insurance Company     with Registrant
--------------------------------------------------------------------------------------------

James G. Fleischmann                         Senior Managing
TIAA-CREF                                    Director
730 Third Avenue
New York, New York 10017-3206

Dennis D. Foley                              Vice President,            Vice President
TIAA-CREF                                    Annuities and Mutual
730 Third Avenue                             Funds
New York, New York 10017-3206

Richard L. Gibbs                             Executive                  Executive
TIAA-CREF                                    Vice President, Finance    Vice President and Chief
730 Third Avenue                             and Planning               Financial Officer
New York, New York 10017-3206

Stewart P. Greene                            Chief Counsel and          Chief Counsel and
TIAA-CREF                                    Assistant Secretary        Assistant Secretary
730 Third Avenue

New York, New York 10017-3206

Linda C. Guyden                              Vice President and
TIAA-CREF                                    Auditor
730 Third Avenue
New York, New York 10017-3206

Don W. Harrell                               Executive
TIAA-CREF                                    Vice President, External
730 Third Avenue                             Affairs
New York, New York 10017-3206

Ira J. Hoch                                  Executive Vice
TIAA-CREF                                    President, Financial
730 Third Avenue                             Operations and Facilities

New York, New York 10017-3206

Matina S. Horner                             Executive
TIAA-CREF                                    Vice President, Human
730 Third Avenue                             Resources
New York, New York 10017-3206

Abby L. Ingber                               Senior Counsel and         Senior Counsel and
TIAA-CREF                                    Assistant Secretary        Assistant Secretary
730 Third Avenue

New York, New York 10017-3206



                                           Positions and Offices      Positions and Offices
Name and Principal Business Address        with Insurance Company     with Registrant
--------------------------------------------------------------------------------------------
E. Laverne Jones                             Vice President and
TIAA-CREF                                    Corporate Secretary
730 Third Avenue
New York, New York 10017-3206

Harry I. Klaristenfeld                       Executive Vice President
TIAA-CREF                                    and Chief Actuary
730 Third Avenue
New York, New York 10017-3206

Edward J. Leahy                              Director, Corporate Tax    Assistant Secretary

TIAA-CREF
730 Third Avenue
New York, New York 10017-3206

Thomas K. Lynch                              Second Vice President,     Second Vice President
TIAA-CREF                                    Investment Reporting
730 Third Avenue

New York, New York 10017-3206

Sachie Makishi                               Managing Director
TIAA-CREF
730 Third Avenue
New York, New York 10017-3206

Carlton Martin                               Managing Director
TIAA-CREF
730 Third Avenue
New York, New York 10017-3206

Gerald K. McCullough                         Vice President and Chief   Vice President
TIAA-CREF                                    Accountant,
730 Third Avenue                             Investments
New York, New York 10017-3206

Frances Nolan                                Executive Vice
TIAA-CREF                                    President, Retirement
730 Third Avenue                             Services Administration

New York, New York 10017-3206

Bertram L. Scott                             Executive Vice President
TIAA-CREF                                    and President, TIAA Life
730 Third Avenue                             Insurance Company

New York, New York 10017-3206



                                           Positions and Offices      Positions and Offices
Name and Principal Business Address        with Insurance Company     with Registrant
--------------------------------------------------------------------------------------------
Richard Schlefer                             Senior Managing            Senior Managing
TIAA-CREF                                    Director, CREF             Director
730 Third Avenue                             Administration
New York, New York 10017-3206

Christopher F. Semenuk                       Managing Director
TIAA-CREF
730 Third Avenue
New York, New York 10017-3206

Mark L. Serlen                               Senior Counsel and         Senior Counsel and
TIAA-CREF                                    Assistant Secretary        Assistant Secretary
730 Third Avenue
New York, New York 10017-3206

Deanne J. Shallcross                         Executive Vice             Executive Vice President
TIAA-CREF                                    President, TIAA-CREF
730 Third Avenue                             Marketing

New York, New York 10017-3206

David A. Shunk                               Executive Vice
TIAA-CREF                                    President, Consulting
730 Third Avenue                             Services

New York, New York 10017-3206

Lisa Snow                                    Vice President and Chief   Vice President and
TIAA-CREF                                    Counsel, Corporate         Chief Counsel,
730 Third Avenue                             Law                        Corporate Law and
New York, New York 10017-3206                                           Secretary

Robert J. Sohr                               Second Vice President
TIAA-CREF                                    and Director, Securities
730 Third Avenue                             Lending/Corporate
New York, New York 10017-3206                Governance

John A. Somers                               Executive Vice             Executive Vice President

TIAA-CREF                                    President, TIAA
730 Third Avenue                             Investments
New York, New York 10017-3206

Charles H. Stamm                             Executive                  Executive
TIAA-CREF                                    Vice President             Vice President
730 Third Avenue                             and General Counsel        and General Counsel
New York, New York 10017-3206



                                           Positions and Offices      Positions and Offices
Name and Principal Business Address        with Insurance Company     with Registrant
--------------------------------------------------------------------------------------------

Steven I. Traum                              Managing Director and      Managing Director
TIAA-CREF                                    Vice President, Money
730 Third Avenue                             Market/ Inflation Linked
New York, New York 10017-3206                Bonds

Susan E. Ulick                               Senior Managing
TIAA-CREF                                    Director
730 Third Avenue

New York, New York 10017-3206

Roger A. Vellekamp                           Vice President,            Vice President,
TIAA-CREF                                    Corporate Tax              Corporate Tax Officer
730 Third Avenue                                                        and Assistant Secretary
New York, New York 10017-3206

Nancy Wadelton                               Managing Director

TIAA-CREF

730 Third Avenue
New York, New York 10017-3206

Bruce Wallach                                Vice President and         Vice President
TIAA-CREF                                    Corporate Actuary
730 Third Avenue
New York, New York 10017-3206

Mary Ann Werner                              Executive Vice President   Executive Vice President
TIAA-CREF                                    and President, TIAA
730 Third Avenue                             Shared Services

New York, New York 10017-3206

John P. Wesley                               Second Vice President      Second Vice President
TIAA-CREF                                    and Product Manager,
730 Third Avenue                             Personal Annuity
New York, New York 10017-3206

James A. Wolf                                Executive Vice President
TIAA-CREF                                    and President, TIAA
730 Third Avenue                             Retirement Services

New York, New York 10017-3206

Willard T. Wolff                             Managing Director
TIAA-CREF
730 Third Avenue
New York, New York 10017-3206



ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

     The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA:

BT Properties, Inc.
College Credit Trust
DAN Properties, Inc.
ETC Repackaging, Inc.
Illinois Teachers Properties, LLC
JV Florida One, Inc.
JV Florida Four, Inc.

JV Georgia One, Inc.
JV Michigan Three, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Liberty Place Retail II, Inc.
Light St. Partners, LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
NCDC Funding, LLC
ND Properties, Inc.
Rouse-Teachers Holding Company
Savannah Teachers Properties, Inc.
T114 Properties, Inc.

T-Investment Properties Corp.
T-Land Corp.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Boca Properties III, Inc.

Teachers Concourse, LLC
Teachers Mayflower, LLC

Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers Realty Corporation
Teachers West, LLC

TEO-NP, LLC
TIAA Advisory Services, LLC
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Franklin Square, LLC
TIAA Lakepointe, LLC
TIAA SF One, LLC
TIAA Realty, Inc.
TIAA Retail Commercial, LLC
TIAA Tri-State, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional
Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TIAA-Fund Equities, Inc.
TPI Housing, Inc.
Washington Teachers Properties II, Inc.
WRC Properties, Inc.
730 Texas Forest Holdings, Inc.
485 Properties,  LLC

Subsidiaries of Teachers Properties, Inc.:

Rouse-Teachers Holding Company

Rouse-Teachers Land Holdings, Inc.

(1)  All subsidiaries are Delaware corporations except as follows:

     A)   Pennsylvania non-stock, non-profit corporations:

          Liberty Place Retail, Inc.

          Teachers Pennsylvania Realty, Inc.

          Teachers Realty Corporation

     B)   College Credit Trust, a New York Trust

     C)   TIAA-CREF Life Insurance Company is a New York Corporation

     D)   TIAA-CREF Trust Company, FSB is a Federal Savings Bank

     E)   TIAA European Funding Trust, a Delaware Trust

     F)   Light St. Partners, LLP, a Maryland Limited Liability Partnership

     G)   Rouse-Teachers Holding Company, a Nevada Corporation

(2)  All subsidiaries are 100% owned directly by TIAA, except as follows:

     A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.


     B) TCT Holdings, Inc. owns 100% of the stock of TIAA-CREF Trust Company, FSB .

     C) Teachers Properties, Inc. owns 100% of the stock of TPI Housing, Inc. and 95% of the stock of Rouse-Teachers Holding Company. Rouse-Teachers Holding Company owns 100% of the stock of Rouse-Teachers Land Holdings, Inc.

     D) ND Properties, Inc. owns 100% of the stock of IMOR, S.A., A Portugese corporation.


(3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

     A) Teachers Advisors, Inc., which provides investment advice for the Registrant and others.

     B) Teachers Personal Investors Services, Inc., which provides broker-dealer services for the Registrant and others.

     C) TIAA-CREF Investment Management, LLC, which provides investment advice for College Retirement Equities Fund.

     D) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.

     E) TCT Holdings, Inc., which is a unitary thrift holding company, was formed for the sole purpose of holding stock of a federal chartered savings bank.

     F) TIAA-CREF Life Insurance Company, which is a subsidiary life insurance company of TIAA, is licensed under the State of New York to market certain life insurance products not currently offered by TIAA.

     G) TIAA-CREF Trust Company, FSB which is a federal chartered savings bank.

     H) TIAA-CREF Tuition Financing, Inc. which was formed to administer tuition assistance plans.


ITEM 31. NUMBER OF CONTRACTOWNERS


     As of February 28, 2002, there were 21,308 contracts in force.


ITEM 32. INDEMNIFICATION

     The Registrant shall indemnify each of the members of the Management Committee ("Managers") and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Investment advisory services for the Registrant are provided by Teachers Advisors, Inc. ("Advisors"). In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The business and other connections of Advisors' officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

ITEM 34. PRINCIPAL UNDERWRITERS

     (a) Teachers Personal Investors Service, Inc. ("TPIS"), acts as principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds.

     (b) TPIS may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

     (c) Not Applicable.

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant's home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

ITEM 36. MANAGEMENT SERVICES

     Not Applicable.


ITEM 37. UNDERTAKINGS AND REPRESENTATIONS

     (a) Not Applicable.

     (b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

     (e) TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-1 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 29th day of March, 2002.


                                    TIAA SEPARATE ACCOUNT VA-1



                                    By: /s/ MARTIN E. GALT, III
                                        -----------------------
                                            Martin E. Galt, III
                                            Executive Vice President




     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                Title                                        Date
---------                                -----                                        ----

/s/ MARTIN E. GALT, III                  Executive Vice President (Principal
-----------------------                  Executive Officer)                           3/29/02
Martin E. Galt, III

/s/ RICHARD L. GIBBS                     Executive Vice President and Chief
--------------------                     Financial Officer (Principal Financial and   3/29/02
Richard L. Gibbs                         Accounting Officer)





Signature of Trustee                 Date        Signature of Trustee                 Date
----------------------               ----        --------------------                 ---
/s/  ELIZABETH E. BAILEY             3/29/02     /s/  STEPHEN A. ROSS               3/29/02
--------------------------                       ------------------------
 Elizabeth E. Bailey                             Stephen A. Ross

/s/  JOYCE A. FECSKE                 3/29/02     /s/ NESTOR V. SANTIAGO             3/29/02
--------------------------                       ------------------------
 Joyce A. Fecske                                 Nestor V. Santiago

/s/ EDES P. GILBERT                  3/29/02     /s/ EUGENE C. SIT                  3/29/02
--------------------------                       ------------------------
Edes P. Gilbert                                  Eugene C. Sit

/s/ MARTIN J. GRUBER                 3/29/02     /s/ MACEO K. SLOAN                 3/29/02
--------------------------                       ------------------------
Martin J. Gruber                                 Maceo K. Sloan

/s/ NANCY L. JACOB                   3/29/02     /s/ DAVID K. STORRS                3/29/02
--------------------------                       ------------------------
Nancy L. Jacob                                   David K. Storrs

/s/ MAJORIE FINE KNOWLES             3/29/02     /s/ ROBERT W. VISHNY               3/29/02
--------------------------                       ------------------------
Marjorie Fine Knowles                            Robert W. Vishny


/s/ BEVIS LONGSTRETH                 3/29/02
--------------------------
Bevis Longstreth


                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, Teachers Insurance and Annuity Association of America certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 29th day of March, 2002.


                                    TEACHERS INSURANCE AND ANNUITY
                                    ASSOCIATION OF AMERICA


                                    By: /s/ LISA SNOW
                                        -------------------------------------
                                    Name:   Lisa Snow
                                    Title:  Vice President and Chief Counsel,
                                            Corporate Law



     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                         Title                                               Date
---------                         -----                                               ----

 /s/ JOHN H. BIGGS                Chairman of the Board, President, and Chief         3/29/02
------------------------          Executive Officer (Principal Executive and
John H. Biggs                     Financial Officer)




 /s/ MARTIN L. LEIBOWITZ          Vice Chairman and Chief Investment Officer         3/29/02
------------------------          (Principal Investment Officer)
Martin L. Leibowitz


 /s/ RICHARD L. GIBBS             Executive Vice President (Principal Accounting     3/29/02
------------------------          Officer)
Richard L. Gibbs




Signature of Trustee                  Date        Signature of Trustee                 Date
--------------------                  ----        --------------------                 ----

/s/ DAVID ALEXANDER                3/29/02        /s/ ROCHELLE B. LAZARUS             3/29/02
-------------------------                         ------------------------------
David Alexander                                   Rochelle B. Lazarus

/s/ MARCUS ALEXIS                  3/29/02        /s/ ROBERT M. O'NEIL                3/29/02
-------------------------                         ------------------------------
Marcus Alexis                                     Robert M. O'Neil

/s/ WILLARD T. CARLETON            3/29/02        /s/ LEONARD S. SIMON                3/29/02
-------------------------                         ------------------------------
Willard T. Carleton                               Leonard S. Simon

/s/ ROBERT C. CLARK               3/29/02        /s/ RONALD L. THOMPSON              3/29/02
-------------------------                        ------------------------------
Robert C. Clark                                  Ronald L. Thompson

/s/ ESTELLE A. FISHBEIN           3/29/02        /s/ PAUL R. TREGURTHA               3/29/02
-------------------------                        -------------------------------
Estelle A. Fishbein                              Paul R. Tregurtha

/s/ FREDERICK R. FORD             3/29/02        /s/ WILLIAM H. WALTRIP              3/29/02
-------------------------                        -------------------------------
Frederick R. Ford                                William H. Waltrip

/s/ RUTH SIMMS HAMILTON           3/29/02        /s/ ROSALIE J. WOLF                 3/29/02
-------------------------                        -------------------------------
Ruth Simms Hamilton                              Rosalie J. Wolf



                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit
--------       ----------------------

 2(B) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001.

12(A)          Opinion and Consent of Charles H. Stamm, Esquire

12(B)          Consent of Sutherland Asbill & Brennan LLP

13(A)          Consent of Ernst & Young LLP

16             Schedule of Computation of Performance Information